UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08879

MFS VARIABLE INSURANCE TRUST III

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
December 31, 2020
MFS®  Blended Research®
Small Cap Equity Portfolio
MFS® Variable Insurance Trust III
VSC-ANN

MFS® Blended Research® Small Cap Equity Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Small Cap Equity Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 16, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
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MFS Blended Research Small Cap Equity Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
CNO Financial Group, Inc.	1.7%
Cathay General Bancorp, Inc.	1.6%
Cactus, Inc., “A”	1.6%
Quanta Services, Inc.	1.5%
Texas Roadhouse, Inc.	1.5%
Regal Beloit Corp.	1.4%
Brunswick Corp.	1.4%
Evercore Partners, Inc.	1.4%
TriMas Corp.	1.4%
Element Solutions, Inc.	1.4%

GICS equity sectors (g)
Health Care	21.2%
Industrials	15.0%
Financials	14.4%
Information Technology	14.1%
Consumer Discretionary	12.2%
Real Estate	7.7%
Materials	4.6%
Consumer Staples	2.9%
Communication Services	2.8%
Energy	2.6%
Utilities	1.9%
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2020.
The portfolio is actively managed and current holdings may be different.
2

MFS Blended Research Small Cap Equity Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2020, Initial Class shares of the MFS Blended Research Small Cap Equity Portfolio (fund) provided a total return of 2.23%, while Service Class shares of the fund provided a total return of 2.14%. These compare with a return of 19.96% over the same period for the fund’s benchmark, the Russell 2000® Index.
Market Environment
Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest — albeit the deepest and steepest — recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public's willingness to be inoculated.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.
In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.
Detractors from Performance
Security selection within the health care sector detracted from performance relative to the Russell 2000® Index, led by the fund's not holding shares of strong-performing telehealthcare services provider Teladoc. The share price of Teladoc appreciated as the company reported strong financial results during the period and announced an agreement to merge with Livongo, which appeared to have been well received by the markets.
Security selection within both the consumer discretionary and industrials sectors also held back relative returns. Within the consumer discretionary sector, holding shares of footwear company Skechers USA(b) dampened relative results. Within the industrials sector, the fund’s overweight position in industrial supplies company MRC Global(h), and holding shares of chemical and ingredients distributor Univar Solutions(b), hindered relative returns.
Elsewhere, holding shares of independent natural gas and oil company WPX Energy(b)(h) and banking firm First Hawaiian(b) weakened relative performance. The share price of WPX Energy declined early in the period as a simultaneous drop in oil demand, amid the COVID-19 outbreak, and a massive increase in oil supply due to Saudi Arabia and Russia failing to agree on oil production levels, drove oil prices down globally. Additionally, overweight positions in financial services provider Hanmi Financial and real estate investment trust (REIT) Lexington Realty Trust, and the timing of the fund’s ownership in shares of both oilfield service company Liberty Oilfield Services and talent management system provider Cornerstone OnDemand(h), further detracted from relative results.
Contributors to Performance
Although there were no individual securities within the utilities sector, either in the fund or in the benchmark, that were among the fund's top relative contributors, security selection and, to a lesser extent, an underweight position within this sector benefited relative returns.
Stocks in other sectors that supported relative performance included the timing of the fund’s ownership in shares of both cloud contact center software provider Five9 and gambling products and services company Scientific Games. Overweight positions in biotherapeutic company Seres Therapeutics, healthcare services and logistics provider Owens & Minor and biopharmaceutical
3

MFS Blended Research Small Cap Equity Portfolio
Management Review - continued
company MacroGenics further benefited the fund's relative results. Additionally, holding shares of cloud-based human resources and payroll software solutions provider Paylocity Holding(b), electric power sector solutions company Quanta Services(b), cable and broadband communications provider Cable One(b), health care services company Molina Healthcare(b)(h) and cloud communications and collaboration solutions firm Ringcentral(b)(h) helped relative performance. The share price of Paylocity Holding appreciated as the company reported higher-than-expected revenues and profits, fueled by the addition of new contracts for payroll and HR software applications. The share price of Quanta Services advanced as the company delivered strong financial results, driven by higher-than-expected electrical revenues and better margin performance. Quanta Services also raised its earnings per share guidance figures, citing strong growth, and authorized a new stock repurchase program, which further benefited the stock.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Blended Research Small Cap Equity Portfolio
Performance Summary Through 12/31/20
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/20
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	7/17/00	2.23%	11.32%	10.83%
Service Class	5/01/06	2.14%	11.06%	10.56%
Comparative benchmark(s)
Russell 2000® Index (f)	19.96%	13.26%	11.20%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Russell 2000® Index(h) - constructed to provide a comprehensive barometer for securities in the small-cap segment of the U.S. equity universe. The index includes 2,000 of the smallest U.S. companies based on total market capitalization, representing approximately 10% of the investable U.S. equity market.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
5

MFS Blended Research Small Cap Equity Portfolio
Performance Summary – continued
Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Blended Research Small Cap Equity Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2020 through December 31, 2020
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.54%	$1,000.00	$1,262.76	$3.07
	Hypothetical (h)	0.54%	$1,000.00	$1,022.42	$2.75
Service Class	Actual	0.79%	$1,000.00	$1,261.60	$4.49
	Hypothetical (h)	0.79%	$1,000.00	$1,021.17	$4.01
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
7

MFS Blended Research Small Cap Equity Portfolio
Portfolio of Investments − 12/31/20
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.4%
Aerospace – 2.1%
CACI International, Inc., “A” (a)	3,016	$ 751,979
KBR, Inc.	37,444	1,158,143
Smith & Wesson Brands, Inc.	2,431	43,150
		$1,953,272
Apparel Manufacturers – 1.4%
Levi Strauss & Co., “A”	8,673	$ 174,154
Skechers USA, Inc., “A” (a)	32,110	1,154,033
		$1,328,187
Automotive – 0.2%
Stoneridge, Inc. (a)	6,490	$ 196,193
Biotechnology – 8.6%
Adaptive Biotechnologies Corp. (a)	11,244	$ 664,858
AnaptysBio, Inc. (a)	8,579	184,448
Avid Bioservices, Inc. (a)	6,716	77,503
Calithera Biosciences, Inc. (a)	36,768	180,531
Clovis Oncology, Inc. (a)(l)	32,142	154,282
Coherus BioSciences, Inc. (a)	27,572	479,201
Concert Pharmaceuticals, Inc. (a)	17,368	219,532
CymaBay Therapeutics, Inc. (a)	32,939	189,070
CytomX Therapeutics, Inc. (a)	57,182	374,542
Eiger BioPharmaceuticals, Inc. (a)	7,861	96,612
Emergent BioSolutions, Inc. (a)	7,052	631,859
Exelixis, Inc. (a)	10,930	219,365
Macrogenics, Inc. (a)	25,198	576,026
Meridian Bioscience, Inc. (a)	19,957	372,996
Mersana Therapeutics, Inc. (a)	6,644	176,797
Novavax, Inc. (a)	4,365	486,741
Omeros Corp. (a)(l)	3,172	45,312
Prothena Corp. PLC (a)	24,272	291,507
Radius Health, Inc. (a)	12,328	220,178
RAPT Therapeutics, Inc. (a)	3,455	68,236
Seres Therapeutics, Inc. (a)	6,230	152,635
Sorrento Therapeutics, Inc. (a)(l)	46,999	320,768
Translate Bio, Inc. (a)	8,551	157,595
Travere Therapeutics, Inc. (a)	24,696	673,089
Vanda Pharmaceuticals, Inc. (a)	21,937	288,252
Varex Imaging Corp. (a)	10,085	168,218
Vir Biotechnology, Inc. (a)	11,954	320,128
Voyager Therapeutics, Inc. (a)	25,138	179,737
		$7,970,018
Brokerage & Asset Managers – 1.4%
Evercore Partners, Inc.	12,033	$ 1,319,298
Business Services – 2.6%
Bandwidth, Inc. (a)	615	$ 94,507
Forrester Research, Inc. (a)	20,242	848,140
Proofpoint, Inc. (a)	3,863	526,952
Rush Enterprises, Inc., “A”	12,998	538,377
Stamps.com, Inc. (a)	2,194	430,441
		$2,438,417
Cable TV – 1.3%
Cable One, Inc.	522	$ 1,162,870
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Chemicals – 1.4%
Element Solutions, Inc.	72,584	$ 1,286,914
Computer Software – 3.9%
ChannelAdvisor Corp. (a)	14,923	$ 238,470
Everbridge, Inc. (a)	1,122	167,257
Pagerduty, Inc. (a)	23,152	965,438
Paylocity Holding Corp. (a)	5,314	1,094,206
Ping Identity Holding Corp. (a)	21,093	604,103
Tenable Holdings, Inc. (a)	11,488	600,363
		$3,669,837
Computer Software - Systems – 3.0%
Box, Inc., “A” (a)	45,634	$ 823,694
Five9, Inc. (a)	7,083	1,235,275
Verint Systems, Inc. (a)	10,825	727,223
		$2,786,192
Construction – 2.4%
Eagle Materials, Inc.	10,850	$ 1,099,648
Trex Co., Inc. (a)	13,774	1,153,159
		$2,252,807
Consumer Products – 2.7%
Energizer Holdings, Inc.	23,406	$ 987,265
Prestige Brands Holdings, Inc. (a)	32,454	1,131,671
Tupperware Brands Corp. (a)	12,299	398,365
		$2,517,301
Consumer Services – 1.9%
BrightView Holdings, Inc. (a)	30,434	$ 460,162
Grand Canyon Education, Inc. (a)	9,305	866,389
Medifast, Inc.	542	106,416
Planet Fitness, Inc. (a)	4,094	317,817
		$1,750,784
Electrical Equipment – 1.5%
Resideo Technologies, Inc. (a)	2,719	$ 57,806
TriMas Corp. (a)	40,875	1,294,511
		$1,352,317
Electronics – 4.5%
Advanced Energy Industries, Inc. (a)	4,610	$ 447,032
Amkor Technology, Inc.	60,475	911,963
Jabil Circuit, Inc.	11,696	497,431
Plexus Corp. (a)	12,752	997,334
Sanmina Corp. (a)	13,117	418,301
Silicon Laboratories, Inc. (a)	7,505	955,686
		$4,227,747
Energy - Independent – 0.1%
Diamondback Energy, Inc.	1,148	$ 55,563
Range Resources Corp. (a)	10,267	68,789
		$124,352

8

MFS Blended Research Small Cap Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Engineering - Construction – 1.9%
Quanta Services, Inc.	18,822	$ 1,355,560
Tutor Perini Corp. (a)	34,238	443,382
		$1,798,942
Food & Beverages – 1.3%
Hostess Brands, Inc. (a)	84,669	$ 1,239,554
Food & Drug Stores – 0.4%
Grocery Outlet Holding Corp. (a)	9,065	$ 355,801
United Natural Foods, Inc. (a)	3,723	59,457
		$415,258
Forest & Paper Products – 0.8%
Clearwater Paper Corp. (a)	10,888	$ 411,022
Verso Corp., “A”	26,951	323,951
		$734,973
Gaming & Lodging – 1.1%
Penn National Gaming, Inc. (a)	1,551	$ 133,960
Wyndham Hotels & Resorts, Inc.	15,735	935,288
		$1,069,248
Insurance – 3.5%
Brighthouse Financial, Inc. (a)	5,677	$ 205,536
CNO Financial Group, Inc.	70,670	1,570,994
Heritage Insurance Holdings, Inc.	12,951	131,194
James River Group Holdings, Ltd.	3,092	151,972
Reinsurance Group of America, Inc.	10,535	1,221,006
		$3,280,702
Internet – 0.8%
Cars.com, Inc. (a)	66,067	$ 746,557
Leisure & Toys – 3.4%
Brunswick Corp.	17,380	$ 1,325,051
Malibu Boats, Inc., “A” (a)	15,778	985,179
Nautilus, Inc. (a)	2,645	47,980
Scientific Games Corp. (a)	20,477	849,591
		$3,207,801
Machinery & Tools – 3.6%
ACCO Brands Corp.	8,911	$ 75,298
AGCO Corp.	9,536	983,066
Herman Miller, Inc.	4,852	163,998
ITT, Inc.	6,331	487,614
Regal Beloit Corp.	10,941	1,343,664
Titan Machinery, Inc. (a)	16,884	330,082
		$3,383,722
Medical & Health Technology & Services – 3.8%
Covetrus, Inc. (a)	6,006	$ 172,613
HMS Holdings Corp. (a)	8,966	329,501
Owens & Minor, Inc.	26,319	711,929
Surgery Partners, Inc. (a)	14,341	416,032
Syneos Health, Inc. (a)	13,264	903,676
Tenet Healthcare Corp. (a)	24,981	997,491
		$3,531,242
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – 5.0%
Alphatec Holdings, Inc. (a)	23,189	$ 336,704
AngioDynamics, Inc. (a)	20,411	312,901
Avanos Medical, Inc. (a)	12,800	587,264
Bio-Techne Corp.	3,375	1,071,731
CONMED Corp.	1,194	133,728
Envista Holdings Corp. (a)	3,005	101,359
GenMark Diagnostics, Inc. (a)	30,827	450,074
Integer Holdings Corp. (a)	9,502	771,467
LivaNova PLC (a)	1,513	100,176
OraSure Technologies, Inc. (a)	20,554	217,564
Orthofix Medical, Inc. (a)	5,137	220,788
Vapotherm, Inc. (a)	2,468	66,291
Zynex, Inc. (a)	22,735	306,013
		$4,676,060
Natural Gas - Distribution – 0.4%
MDU Resources Group, Inc.	15,536	$ 409,218
Network & Telecom – 0.2%
QTS Realty Trust, Inc., REIT, “A”	2,410	$ 149,131
Oil Services – 1.8%
Cactus, Inc., “A”	56,028	$ 1,460,650
ChampionX Corp. (a)	5,383	82,360
Liberty Oilfield Services, Inc.	10,468	107,925
		$1,650,935
Other Banks & Diversified Financials – 10.9%
Bank OZK	40,625	$ 1,270,344
Cathay General Bancorp, Inc.	46,048	1,482,285
East West Bancorp, Inc.	4,714	239,047
Enova International, Inc. (a)	4,865	120,506
First Hawaiian, Inc.	37,290	879,298
Hanmi Financial Corp.	53,298	604,399
Herc Holdings, Inc. (a)	11,019	731,772
Prosperity Bancshares, Inc.	13,310	923,182
Signature Bank	4,796	648,851
SLM Corp.	69,537	861,563
Triton International Ltd. of Bermuda	10,838	525,751
UMB Financial Corp.	13,936	961,445
Wintrust Financial Corp.	14,151	864,485
		$ 10,112,928
Pharmaceuticals – 2.6%
Amneal Pharmaceuticals, Inc. (a)	20,271	$ 92,639
Aquestive Therapeutics, Inc. (a)(l)	13,620	72,867
Arcturus Therapeutics Holdings Inc. (a)	3,000	130,140
Collegium Pharmaceutical, Inc. (a)	17,546	351,446
G1 Therapeutics, Inc. (a)	12,266	220,665
IDEAYA Biosciences, Inc. (a)	17,029	238,406
Immunic, Inc. (a)	2,676	40,916
Ironwood Pharmaceuticals, Inc. (a)	4,203	47,872
OPKO Health, Inc. (a)	11,037	43,596
Phibro Animal Health Corp., “A”	15,305	297,223
TCR Therapeutics, Inc. (a)	5,034	155,702
United Therapeutics Corp. (a)	5,000	758,950
		$2,450,422

9

MFS Blended Research Small Cap Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Precious Metals & Minerals – 0.1%
Hecla Mining Co.	11,279	$ 73,088
Printing & Publishing – 0.1%
Cimpress PLC (a)	832	$ 73,000
Railroad & Shipping – 0.2%
Diamond S Shipping, Inc. (a)	34,620	$ 230,569
Real Estate – 7.6%
Industrial Logistics Properties Trust, REIT	54,656	$ 1,272,938
Innovative Industrial Properties, Inc., REIT	3,666	671,355
Lexington Realty Trust, REIT	106,033	1,126,071
Life Storage, Inc., REIT	348	41,548
Office Properties Income Trust, REIT	6,046	137,365
RE/MAX Holdings, Inc., “A”	14,546	528,456
Spirit Realty Capital, Inc., REIT	24,078	967,213
STAG Industrial, Inc., REIT	35,288	1,105,220
STORE Capital Corp., REIT	34,891	1,185,596
		$7,035,762
Restaurants – 1.5%
Texas Roadhouse, Inc.	17,313	$ 1,353,184
Specialty Chemicals – 2.9%
Axalta Coating Systems Ltd. (a)	33,146	$ 946,318
Kraton Corp. (a)	7,646	212,482
Renewable Energy Group, Inc. (a)	5,230	370,389
Univar Solutions, Inc. (a)	61,072	1,160,979
		$2,690,168
Specialty Stores – 2.3%
At Home Group, Inc. (a)	13,116	$ 202,774
Camping World Holdings, Inc. “A”	15,681	408,490
CarParts.com, Inc. (a)	32,070	397,347
Lumber Liquidators Holdings, Inc. (a)	13,784	423,720
Overstock.com, Inc. (a)	8,604	412,734
Urban Outfitters, Inc. (a)	12,473	319,309
		$2,164,374
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Telecommunications - Wireless – 0.3%
Telephone and Data Systems, Inc.	14,758	$ 274,056
Telephone Services – 0.3%
ATN International, Inc.	4,382	$ 182,993
Consolidated Communications Holdings, Inc. (a)	26,398	129,086
		$312,079
Trucking – 2.1%
Daseke, Inc. (a)	13,206	$ 76,727
Forward Air Corp.	14,341	1,101,962
Schneider National, Inc.	37,420	774,594
		$1,953,283
Utilities - Electric Power – 1.5%
Clearway Energy, Inc., “A”	32,435	$ 958,454
NRG Energy, Inc.	10,601	398,068
		$1,356,522
Total Common Stocks (Identified Cost, $69,849,279)		$92,709,284
Investment Companies (h) – 0.6%
Money Market Funds – 0.6%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $529,846)	529,846	$ 529,846
Collateral for Securities Loaned – 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.1% (j) (Identified Cost, $174,802)	174,802	$ 174,802
Other Assets, Less Liabilities – (0.2)%		(192,711)
Net Assets – 100.0%		$93,221,221

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $529,846 and $92,884,086, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
10

MFS Blended Research Small Cap Equity Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/20 Assets
Investments in unaffiliated issuers, at value, including $261,217 of securities on loan (identified cost, $70,024,081)	$92,884,086
Investments in affiliated issuers, at value (identified cost, $529,846)	529,846
Receivables for
Fund shares sold	53,539
Interest and dividends	82,926
Other assets	767
Total assets	$93,551,164
Liabilities
Payables for
Fund shares reacquired	$101,511
Collateral for securities loaned, at value (c)	174,802
Payable to affiliates
Investment adviser	1,979
Administrative services fee	123
Shareholder servicing costs	46
Distribution and/or service fees	810
Payable for independent Trustees' compensation	44
Accrued expenses and other liabilities	50,628
Total liabilities	$329,943
Net assets	$93,221,221
Net assets consist of
Paid-in capital	$73,591,341
Total distributable earnings (loss)	19,629,880
Net assets	$93,221,221
Shares of beneficial interest outstanding	8,757,639
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$33,850,386	3,101,563	$10.91
Service Class	59,370,835	5,656,076	10.50
(c)	Non-cash collateral is not included.
See Notes to Financial Statements
11

MFS Blended Research Small Cap Equity Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/20
Net investment income (loss)
Income
Dividends	$1,344,184
Other	20,717
Income on securities loaned	10,594
Dividends from affiliated issuers	4,798
Foreign taxes withheld	(966)
Total investment income	$1,379,327
Expenses
Management fee	$345,197
Distribution and/or service fees	139,122
Shareholder servicing costs	8,898
Administrative services fee	22,275
Independent Trustees' compensation	2,533
Custodian fee	4,629
Shareholder communications	13,857
Audit and tax fees	56,164
Legal fees	862
Miscellaneous	24,609
Total expenses	$618,146
Reduction of expenses by investment adviser	(9,495)
Net expenses	$608,651
Net investment income (loss)	$770,676
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(3,204,689)
Affiliated issuers	173
Net realized gain (loss)	$(3,204,516)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$7,925,642
Net realized and unrealized gain (loss)	$4,721,126
Change in net assets from operations	$5,491,802
See Notes to Financial Statements
12

MFS Blended Research Small Cap Equity Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/20	12/31/19
Change in net assets
From operations
Net investment income (loss)	$770,676	$606,214
Net realized gain (loss)	(3,204,516)	6,772,706
Net unrealized gain (loss)	7,925,642	14,566,646
Change in net assets from operations	$5,491,802	$21,945,566
Total distributions to shareholders	$(7,515,113)	$(15,999,143)
Change in net assets from fund share transactions	$(1,294,777)	$5,008,803
Total change in net assets	$(3,318,088)	$10,955,226
Net assets
At beginning of period	96,539,309	85,584,083
At end of period	$93,221,221	$96,539,309
See Notes to Financial Statements
13

MFS Blended Research Small Cap Equity Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$11.66	$11.25	$13.47	$13.23	$12.29
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.10	$0.09	$0.11	$0.11(c)
Net realized and unrealized gain (loss)	0.01(g)	2.56	(0.40)	1.70	2.35
Total from investment operations	$0.11	$2.66	$(0.31)	$1.81	$2.46
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.10)	$(0.13)	$(0.12)	$(0.16)
From net realized gain	(0.77)	(2.15)	(1.78)	(1.45)	(1.36)
Total distributions declared to shareholders	$(0.86)	$(2.25)	$(1.91)	$(1.57)	$(1.52)
Net asset value, end of period (x)	$10.91	$11.66	$11.25	$13.47	$13.23
Total return (%) (k)(r)(s)(x)	2.23	26.78	(5.11)	14.97	20.90(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.54	0.54	0.53	0.42(c)
Expenses after expense reductions (f)	0.54	0.53	0.53	0.52	0.41(c)
Net investment income (loss)	1.05	0.81	0.69	0.82	0.92(c)
Portfolio turnover	84	59	72	81	72
Net assets at end of period (000 omitted)	$33,850	$35,441	$29,936	$36,195	$28,715
Service Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$11.24	$10.92	$13.12	$12.92	$12.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.07	$0.06	$0.07	$0.08(c)
Net realized and unrealized gain (loss)	0.02(g)	2.46	(0.39)	1.67	2.29
Total from investment operations	$0.09	$2.53	$(0.33)	$1.74	$2.37
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.06)	$(0.09)	$(0.09)	$(0.12)
From net realized gain	(0.77)	(2.15)	(1.78)	(1.45)	(1.36)
Total distributions declared to shareholders	$(0.83)	$(2.21)	$(1.87)	$(1.54)	$(1.48)
Net asset value, end of period (x)	$10.50	$11.24	$10.92	$13.12	$12.92
Total return (%) (k)(r)(s)(x)	2.14	26.36	(5.35)	14.70	20.58(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.79	0.79	0.78	0.67(c)
Expenses after expense reductions (f)	0.79	0.78	0.78	0.77	0.66(c)
Net investment income (loss)	0.80	0.56	0.43	0.55	0.66(c)
Portfolio turnover	84	59	72	81	72
Net assets at end of period (000 omitted)	$59,371	$61,099	$55,648	$71,366	$74,453

See Notes to Financial Statements
14

MFS Blended Research Small Cap Equity Portfolio
Financial Highlights - continued
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
15

MFS Blended Research Small Cap Equity Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Blended Research Small Cap Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S.
16

MFS Blended Research Small Cap Equity Portfolio
Notes to Financial Statements  - continued
markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2020 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$92,709,284	$—	$—	$92,709,284
Mutual Funds	704,648	—	—	704,648
Total	$93,413,932	$—	$—	$93,413,932
For further information regarding security characteristics, see the Portfolio of Investments.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $261,217. The fair value of the fund's investment securities on loan and a related liability of $174,802 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $104,513 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
17

MFS Blended Research Small Cap Equity Portfolio
Notes to Financial Statements  - continued
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$1,857,641	$4,407,046
Long-term capital gains	5,657,472	11,592,097
Total distributions	$7,515,113	$15,999,143
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/20
Cost of investments	$71,231,238
Gross appreciation	24,531,199
Gross depreciation	(2,348,505)
Net unrealized appreciation (depreciation)	$22,182,694
Undistributed ordinary income	769,347
Capital loss carryforwards	(3,322,161)
As of December 31, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(2,619,187)
Long-Term	(702,974)
Total	$(3,322,161)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
18

MFS Blended Research Small Cap Equity Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$2,607,703	$5,626,679
Service Class	4,907,410	10,372,464
Total	$7,515,113	$15,999,143
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $9,495, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.39% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.60% of average daily net assets for the Initial Class shares and 0.85% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022. For the year ended December 31, 2020, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $8,054, which equated to 0.0093% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $844.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0258% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2020, this reimbursement amounted to $20,692, which is included in “Other” income in the Statement of Operations.
19

MFS Blended Research Small Cap Equity Portfolio
Notes to Financial Statements  - continued
(4)  Portfolio Securities
For the year ended December 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $72,270,353 and $79,980,303, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/20		Year ended 12/31/19
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	825,995	$6,434,636	340,890	$4,063,323
Service Class	1,413,665	11,455,698	563,636	6,702,429
	2,239,660	$17,890,334	904,526	$10,765,752
Shares issued to shareholders in reinvestment of distributions
Initial Class	281,002	$2,607,703	558,757	$5,626,679
Service Class	549,542	4,907,410	1,067,126	10,372,463
	830,544	$7,515,113	1,625,883	$15,999,142
Shares reacquired
Initial Class	(1,046,160)	$(10,004,310)	(520,733)	$(6,389,300)
Service Class	(1,740,816)	(16,695,914)	(1,294,674)	(15,366,791)
	(2,786,976)	$(26,700,224)	(1,815,407)	$(21,756,091)
Net change
Initial Class	60,837	$(961,971)	378,914	$3,300,702
Service Class	222,391	(332,806)	336,088	1,708,101
	283,228	$(1,294,777)	715,002	$5,008,803
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $474 and $28, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$757,875	$26,094,548	$26,322,750	$173	$—	$529,846

20

MFS Blended Research Small Cap Equity Portfolio
Notes to Financial Statements  - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$4,798	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund's investments and the fund's performance.
21

MFS Blended Research Small Cap Equity Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Blended Research Small Cap Equity Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Blended Research Small Cap Equity Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
22

MFS Blended Research Small Cap Equity Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A
John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A
James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
23

MFS Blended Research Small Cap Equity Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
24

MFS Blended Research Small Cap Equity Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
25

MFS Blended Research Small Cap Equity Portfolio
Board Review of Investment Advisory Agreement
MFS Blended Research Small Cap Equity Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
26

MFS Blended Research Small Cap Equity Portfolio
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
27

MFS Blended Research Small Cap Equity Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.
28

MFS Blended Research Small Cap Equity Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $6,224,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 45.66% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
29

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
31

Annual Report
December 31, 2020
MFS®  Conservative
Allocation Portfolio
MFS® Variable Insurance Trust III
VCA-ANN

MFS® Conservative Allocation Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Conservative Allocation Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 16, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Conservative Allocation Portfolio
Portfolio Composition
Portfolio target allocation
Portfolio actual allocation

Portfolio holdings
MFS Total Return Bond Series	16.8%
MFS Limited Maturity Portfolio	11.7%
MFS Inflation-Adjusted Bond Portfolio	10.0%
MFS Government Securities Portfolio	9.7%
MFS Global Governments Portfolio	8.0%
MFS Value Series	6.1%
MFS Research Series	6.1%
MFS Growth Series	6.0%
MFS High Yield Portfolio	5.0%
MFS Mid Cap Growth Series	4.1%
MFS Research International Portfolio	4.1%
MFS Mid Cap Value Portfolio	4.0%
MFS International Growth Portfolio	2.0%
MFS Global Real Estate Portfolio	2.0%
MFS International Intrinsic Value Portfolio	2.0%
MFS New Discovery Series	1.0%
MFS New Discovery Value Portfolio	1.0%
Cash & Cash Equivalents	0.4%
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds' subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds' Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the fund's Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2020.
The portfolio is actively managed and current holdings may be different.
2

MFS Conservative Allocation Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2020, Initial Class shares of the MFS Conservative Allocation Portfolio (fund) provided a total return of 12.31%, while Service Class shares of the fund provided a total return of 12.06%. These compare with a return of 7.51% for the fund's benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The fund’s other benchmark, the MFS Conservative Allocation Portfolio Blended Index (Blended Index), generated a return of 10.93%. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Market Environment
Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest — albeit the deepest and steepest — recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public's willingness to be inoculated.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.
In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.
Factors Affecting Performance
During the reporting period, the fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, as all asset classes performed strongly during the year. Over the same period, the fund also outperformed the Blended Index. Rebalancing back to target equity weights after equity markets had declined in the first quarter benefited performance relative to the Blended Index, as stocks rebounded later in the year.
Relative to the Blended Index, the international equity segment was a primary contributor to relative performance as both the MFS International Intrinsic Value Portfolio and MFS Research International Portfolio outperformed their respective benchmarks during the reporting period. The fund's investments in the MFS International Growth Portfolio also helped relative results.
The fund's exposure to the fixed income asset class further supported relative performance, led by its allocation to the MFS Inflation-Adjusted Bond Portfolio and MFS Global Governments Portfolio, which outweighed weakness from the fund's exposure to shorter duration portfolios, particularly the MFS Limited Maturity Portfolio, given strong bond market performance during the period, and its exposure to, and the underperformance (relative to its respective benchmark) of, the MFS High Yield Portfolio.
The fund's exposure to the U.S. equity asset class also benefited relative performance. Here, exposure to growth-oriented funds, particularly the MFS Growth Series, MFS Mid Cap Growth Series and MFS New Discovery Series, helped relative returns and offset weakness from the fund's exposure to value-oriented strategies, most notably the MFS Value Series and MFS Mid Cap Value Portfolio.
3

MFS Conservative Allocation Portfolio
Management Review - continued
Lastly, the specialty segment was another positive contributor to relative performance as the MFS Global Real Estate Portfolio outperformed its respective benchmark.
Respectfully,
Portfolio Manager(s)
Joseph Flaherty and Natalie Shapiro
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Conservative Allocation Portfolio
Performance Summary Through 12/31/20
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/20
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/01/08	12.31%	8.37%	6.54%
Service Class	10/01/08	12.06%	8.10%	6.27%
Comparative benchmark(s)
Bloomberg Barclays U.S. Aggregate Bond Index (f)	7.51%	4.44%	3.84%
MFS Conservative Allocation Portfolio Blended Index (f)(w)	10.93%	7.91%	7.01%
FTSE EPRA Nareit Developed Reat Estate Index (net div) (f)	(9.04)%	3.74%	5.44%
MSCI EAFE Index (net div) (f)	7.82%	7.45%	5.51%
Standard & Poor's 500 Stock Index (f)	18.40%	15.22%	13.88%
(f)	Source: FactSet Research Systems Inc.
(w)	As of December 31, 2020, the MFS Conservative Allocation Portfolio Blended Index (a custom index) was comprised of 62% Bloomberg Barclays U.S. Aggregate Bond Index, 28% Standard & Poor’s 500 Stock Index, 8% MSCI EAFE Index (net div), and 2% FTSE EPRA Nareit Developed Real Estate Index (net div).
Benchmark Definition(s)
Bloomberg Barclays U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
FTSE EPRA Nareit Developed Real Estate Index(c) (net div) – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.
MSCI EAFE (Europe, Australasia, Far East) Index(e) (net div) - a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.
5

MFS Conservative Allocation Portfolio
Performance Summary – continued
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(a)	BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(c)	FTSE International Limited (“FTSE”)© FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. “FT-SE®”, “FOOTSIE®” and “FTSE4GOOD®” are trademarks of the London Stock Exchange Group companies. “Nareit®” is a trademark of the National Association of Real Estate Investment Trusts (“Nareit”) and “EPRA®” is a trademark of the European Public Real Estate Association (“EPRA”) and all are used by FTSE under license. The FTSE EPRA Nareit Developed Real Estate Index is calculated by FTSE. Neither FTSE, Euronext N.V., Nareit, nor EPRA sponsor, endorse, or promote this product and are not in any way connected to it and do not accept any liability. All intellectual property rights in the index values and constituent list vests in FTSE, Euronext N.V., Nareit, and EPRA. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE's express written consent.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Conservative Allocation Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2020 through December 31, 2020
As a contract holder of the fund, you incur ongoing costs, including distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these indirect costs were included, your costs would have been higher.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.03%	$1,000.00	$1,108.55	$0.16
	Hypothetical (h)	0.03%	$1,000.00	$1,024.99	$0.15
Service Class	Actual	0.28%	$1,000.00	$1,107.09	$1.48
	Hypothetical (h)	0.28%	$1,000.00	$1,023.73	$1.42
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.
7

MFS Conservative Allocation Portfolio
Portfolio of Investments − 12/31/20
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 100.0%
Bond Funds – 61.2%
MFS Global Governments Portfolio - Initial Class	2,930,024	$ 34,251,986
MFS Government Securities Portfolio - Initial Class	3,254,618	41,854,392
MFS High Yield Portfolio - Initial Class	3,786,637	21,508,098
MFS Inflation-Adjusted Bond Portfolio - Initial Class	3,583,358	43,215,292
MFS Limited Maturity Portfolio - Initial Class	4,842,379	50,602,857
MFS Total Return Bond Series - Initial Class	5,138,332	72,553,252
		$ 263,985,877
International Stock Funds – 8.1%
MFS International Growth Portfolio - Initial Class	542,707	$ 8,732,163
MFS International Intrinsic Value Portfolio - Initial Class	248,411	8,706,814
MFS Research International Portfolio - Initial Class	962,259	17,455,372
		$34,894,349
Specialty Funds – 2.0%
MFS Global Real Estate Portfolio - Initial Class	581,236	$ 8,706,919
Issuer	Shares/Par	Value ($)
Investment Companies (h) – continued
U.S. Stock Funds – 28.3%
MFS Growth Series - Initial Class	353,207	$ 26,070,201
MFS Mid Cap Growth Series - Initial Class	1,386,821	17,529,411
MFS Mid Cap Value Portfolio - Initial Class	2,031,096	17,447,117
MFS New Discovery Series - Initial Class	163,217	4,400,343
MFS New Discovery Value Portfolio - Initial Class	499,493	4,380,552
MFS Research Series - Initial Class	794,619	26,119,129
MFS Value Series - Initial Class	1,281,573	26,144,086
		$ 122,090,839
Money Market Funds – 0.4%
MFS Institutional Money Market Portfolio, 0.1% (v)	1,658,653	$ 1,658,652
Total Investment Companies (Identified Cost, $354,878,205)		$ 431,336,636
Other Assets, Less Liabilities – (0.0)%		(46,502)
Net Assets – 100.0%		$ 431,290,134

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate value of the fund’s investments in affiliated issuers was $431,336,636.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
See Notes to Financial Statements
8

MFS Conservative Allocation Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/20 Assets
Investments in affiliated issuers, at value (identified cost, $354,878,205)	$431,336,636
Receivables for
Investments sold	382,676
Fund shares sold	200
Other assets	2,322
Total assets	$431,721,834
Liabilities
Payables for
Fund shares reacquired	$382,877
Payable to affiliates
Administrative services fee	95
Shareholder servicing costs	37
Distribution and/or service fees	5,837
Payable for independent Trustees' compensation	176
Accrued expenses and other liabilities	42,678
Total liabilities	$431,700
Net assets	$431,290,134
Net assets consist of
Paid-in capital	$334,413,254
Total distributable earnings (loss)	96,876,880
Net assets	$431,290,134
Shares of beneficial interest outstanding	35,978,267
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$3,060,763	256,213	$11.95
Service Class	428,229,371	35,722,054	11.99
See Notes to Financial Statements
9

MFS Conservative Allocation Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/20
Net investment income (loss)
Income
Dividends from affiliated issuers	$9,467,784
Other	72
Total investment income	$9,467,856
Expenses
Distribution and/or service fees	$1,038,117
Shareholder servicing costs	6,967
Administrative services fee	17,500
Independent Trustees' compensation	8,548
Custodian fee	6,919
Shareholder communications	10,722
Audit and tax fees	40,765
Legal fees	3,373
Miscellaneous	28,433
Total expenses	$1,161,344
Net investment income (loss)	$8,306,512
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Investments in affiliated issuers	$8,006,529
Capital gain distributions from underlying affiliated funds	7,348,313
Net realized gain (loss)	$15,354,842
Change in unrealized appreciation or depreciation
Affiliated issuers	$23,432,452
Net realized and unrealized gain (loss)	$38,787,294
Change in net assets from operations	$47,093,806
See Notes to Financial Statements
10

MFS Conservative Allocation Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/20	12/31/19
Change in net assets
From operations
Net investment income (loss)	$8,306,512	$9,782,036
Net realized gain (loss)	15,354,842	18,663,699
Net unrealized gain (loss)	23,432,452	40,261,900
Change in net assets from operations	$47,093,806	$68,707,635
Total distributions to shareholders	$(28,736,522)	$(32,355,395)
Change in net assets from fund share transactions	$(22,299,766)	$(46,169,562)
Total change in net assets	$(3,942,482)	$(9,817,322)
Net assets
At beginning of period	435,232,616	445,049,938
At end of period	$431,290,134	$435,232,616
See Notes to Financial Statements
11

MFS Conservative Allocation Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$11.44	$10.58	$11.61	$10.95	$11.09
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.27	$0.28	$0.27	$0.22	$0.22(c)
Net realized and unrealized gain (loss)	1.09	1.47	(0.55)	1.02	0.36
Total from investment operations	$1.36	$1.75	$(0.28)	$1.24	$0.58
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.31)	$(0.26)	$(0.26)	$(0.32)
From net realized gain	(0.54)	(0.58)	(0.49)	(0.32)	(0.40)
Total distributions declared to shareholders	$(0.85)	$(0.89)	$(0.75)	$(0.58)	$(0.72)
Net asset value, end of period (x)	$11.95	$11.44	$10.58	$11.61	$10.95
Total return (%) (k)(r)(s)(x)	12.31	16.87	(2.73)	11.48	5.03(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.03	0.03	0.03	0.02	0.02(c)
Expenses after expense reductions (f)(h)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	2.40	2.47	2.34	1.94	1.92(c)
Portfolio turnover	7	2	1	0(b)	1
Net assets at end of period (000 omitted)	$3,061	$2,029	$2,062	$2,338	$2,266
Service Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$11.47	$10.61	$11.63	$10.96	$11.10
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.23	$0.25	$0.23	$0.19	$0.19(c)
Net realized and unrealized gain (loss)	1.11	1.47	(0.53)	1.02	0.35
Total from investment operations	$1.34	$1.72	$(0.30)	$1.21	$0.54
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.28)	$(0.23)	$(0.22)	$(0.28)
From net realized gain	(0.54)	(0.58)	(0.49)	(0.32)	(0.40)
Total distributions declared to shareholders	$(0.82)	$(0.86)	$(0.72)	$(0.54)	$(0.68)
Net asset value, end of period (x)	$11.99	$11.47	$10.61	$11.63	$10.96
Total return (%) (k)(r)(s)(x)	12.06	16.48	(2.92)	11.24	4.73(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.28	0.28	0.28	0.27	0.27(c)
Expenses after expense reductions (f)(h)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	1.98	2.18	2.05	1.63	1.66(c)
Portfolio turnover	7	2	1	0(b)	1
Net assets at end of period (000 omitted)	$428,229	$433,203	$442,988	$552,579	$612,965

See Notes to Financial Statements
12

MFS Conservative Allocation Portfolio
Financial Highlights - continued
(b)	Less than 0.5%.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
13

MFS Conservative Allocation Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Conservative Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting, and auditing systems, and greater political, social, and economic instability than developed markets.
The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The underlying funds' shareholder reports are not covered by this report.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Investment Valuations — Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.
Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt
14

MFS Conservative Allocation Portfolio
Notes to Financial Statements  - continued
instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service.  Debt instruments sold short are generally valued at an evaluated or composite mean as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2020 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Mutual Funds	$431,336,636	$—	$—	$431,336,636
For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.
15

MFS Conservative Allocation Portfolio
Notes to Financial Statements  - continued
Derivatives — The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$10,462,384	$10,554,250
Long-term capital gains	18,274,138	21,801,145
Total distributions	$28,736,522	$32,355,395
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/20
Cost of investments	$358,328,839
Gross appreciation	74,080,323
Gross depreciation	(1,072,526)
Net unrealized appreciation (depreciation)	$73,007,797
Undistributed ordinary income	10,076,487
Undistributed long-term capital gain	13,792,596
16

MFS Conservative Allocation Portfolio
Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$204,461	$147,454
Service Class	28,532,061	32,207,941
Total	$28,736,522	$32,355,395
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.
The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such as fees and expenses associated with investments in investment companies and other similar investment vehicles such that fund operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022. For the year ended December 31, 2020, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $6,789, which equated to 0.0016% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $178.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0042% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
17

MFS Conservative Allocation Portfolio
Notes to Financial Statements  - continued
(4)  Portfolio Securities
For the year ended December 31, 2020, purchases and sales of shares of underlying funds, excluding the MFS Institutional Money Market Portfolio, aggregated $29,934,839 and $82,117,317, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/20		Year ended 12/31/19
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	128,703	$1,465,862	2,446	$28,344
Service Class	685,857	7,863,331	478,870	5,577,424
	814,560	$9,329,193	481,316	$5,605,768
Shares issued to shareholders in reinvestment of distributions
Initial Class	18,062	$204,461	13,344	$147,454
Service Class	2,509,416	28,532,061	2,901,616	32,207,941
	2,527,478	$28,736,522	2,914,960	$32,355,395
Shares reacquired
Initial Class	(67,990)	$(753,310)	(33,251)	$(360,901)
Service Class	(5,236,313)	(59,612,171)	(7,379,617)	(83,769,824)
	(5,304,303)	$(60,365,481)	(7,412,868)	$(84,130,725)
Net change
Initial Class	78,775	$917,013	(17,461)	$(185,103)
Service Class	(2,041,040)	(23,216,779)	(3,999,131)	(45,984,459)
	(1,962,265)	$(22,299,766)	(4,016,592)	$(46,169,562)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $2,277 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Global Governments Portfolio	$34,684,158	$2,800,042	$6,087,224	$(118,472)	$2,973,482	$34,251,986
MFS Global Real Estate Portfolio	8,712,875	1,957,386	1,790,432	175,125	(348,035)	8,706,919
MFS Government Securities Portfolio	43,272,484	5,516,495	8,257,115	(427,359)	1,749,887	41,854,392
MFS Growth Series	26,039,297	2,797,474	8,538,873	3,579,669	2,192,634	26,070,201
18

MFS Conservative Allocation Portfolio
Notes to Financial Statements  - continued
Affiliated Issuers − continued	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS High Yield Portfolio	$21,684,412	$1,956,152	$2,038,402	$(259,627)	$165,563	$21,508,098
MFS Inflation-Adjusted Bond Portfolio	43,317,842	1,258,917	5,805,569	104,963	4,339,139	43,215,292
MFS Institutional Money Market Portfolio	1,669,745	1,337,237	1,348,313	(34)	17	1,658,652
MFS International Growth Portfolio	8,680,310	1,029,842	2,120,616	311,022	831,605	8,732,163
MFS International Intrinsic Value Portfolio	8,673,639	692,138	2,049,752	660,647	730,142	8,706,814
MFS Limited Maturity Portfolio	52,041,281	3,817,067	5,605,282	(127,508)	477,299	50,602,857
MFS Mid Cap Growth Series	17,368,614	2,861,669	7,137,578	1,793,477	2,643,229	17,529,411
MFS Mid Cap Value Portfolio	17,383,710	4,281,752	4,723,897	(195,119)	700,671	17,447,117
MFS New Discovery Series	4,328,209	1,074,430	2,420,843	443,739	974,808	4,400,343
MFS New Discovery Value Portfolio	4,342,216	1,548,701	1,565,950	(145,052)	200,637	4,380,552
MFS Research International Portfolio	17,357,618	2,698,366	4,065,293	534,689	929,992	17,455,372
MFS Research Series	26,045,148	3,598,505	6,753,207	1,148,292	2,080,391	26,119,129
MFS Total Return Bond Series	73,626,602	3,721,270	8,093,807	16,563	3,282,624	72,553,252
MFS Value Series	26,055,991	5,131,691	5,063,477	511,514	(491,633)	26,144,086
	$435,284,151	$48,079,134	$83,465,630	$8,006,529	$23,432,452	$431,336,636
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Global Governments Portfolio	$439,691	$—
MFS Global Real Estate Portfolio	458,145	165,027
MFS Government Securities Portfolio	1,207,648	—
MFS Growth Series	—	1,552,981
MFS High Yield Portfolio	1,170,328	—
MFS Inflation-Adjusted Bond Portfolio	248,227	488,175
MFS Institutional Money Market Portfolio	9,039	—
MFS International Growth Portfolio	141,706	84,276
MFS International Intrinsic Value Portfolio	91,455	156,265
MFS Limited Maturity Portfolio	1,581,176	—
MFS Mid Cap Growth Series	62,918	1,156,359
MFS Mid Cap Value Portfolio	332,711	596,219
MFS New Discovery Series	116,515	271,304
MFS New Discovery Value Portfolio	112,461	310,923
MFS Research International Portfolio	355,234	563,020
MFS Research Series	269,429	900,609
MFS Total Return Bond Series	2,439,524	—
MFS Value Series	431,577	1,103,155
	$9,467,784	$7,348,313
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund's investments and the fund's performance.
19

MFS Conservative Allocation Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Conservative Allocation Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Conservative Allocation Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
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MFS Conservative Allocation Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A
John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A
James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
21

MFS Conservative Allocation Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
22

MFS Conservative Allocation Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Joseph Flaherty Natalie Shapiro
23

MFS Conservative Allocation Portfolio
Board Review of Investment Advisory Agreement
MFS Conservative Allocation Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s fees and expenses and the fees and expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information as to whether and to what extent applicable expense waivers and reimbursements are observed for the Fund, (iv) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (v) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vi) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (vii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
24

MFS Conservative Allocation Portfolio
Board Review of Investment Advisory Agreement - continued
The Trustees considered that MFS does not charge an advisory fee for providing investment advisory services to the Fund, but that the Fund pays its pro rata share of the advisory fees paid by the underlying funds in which it invests (the “Underlying Funds”).
In assessing the reasonableness of the Fund’s expenses, the Trustees considered, among other information, the Fund’s total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s total expense ratio was approximately at the Broadridge expense group median. Because the Fund does not pay an advisory fee, the Trustees did not consider the extent to which economies of scale would be realized due to the Fund’s growth of assets, whether fee levels reflect economies of scale for shareholders, or the fees paid by similar funds to other investment advisers or by similar clients of MFS.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s or the Underlying Funds’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.
25

MFS Conservative Allocation Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $20,102,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 12.01% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
26

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
28

Annual Report
December 31, 2020
MFS®  Global Real
Estate Portfolio
MFS® Variable Insurance Trust III
VRE-ANN

MFS® Global Real Estate Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Real Estate Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 16, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Global Real Estate Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Prologis, Inc., REIT	5.1%
Welltower, Inc., REIT	3.4%
Deutsche Wohnen SE	3.1%
Goodman Group, REIT	2.7%
AvalonBay Communities, Inc., REIT	2.5%
Extra Space Storage, Inc., REIT	2.5%
American Homes 4 Rent, “A”, REIT	2.5%
STORE Capital Corp., REIT	2.4%
Katitas Co. Ltd.	2.4%
Equinix, Inc., REIT	2.2%
GICS equity industries (g)
Real Estate	94.7%
Communication Services	2.7%
Issuer country weightings (x)
United States	55.0%
Japan	7.5%
United Kingdom	6.1%
Germany	5.1%
Hong Kong	4.9%
Australia	4.3%
Belgium	3.4%
Canada	2.9%
Singapore	2.8%
Other Countries	8.0%
Currency exposure weightings (y)
United States Dollar	55.1%
Euro	9.5%
British Pound Sterling	7.9%
Japanese Yen	7.5%
Hong Kong Dollar	6.7%
Australian Dollar	4.3%
Canadian Dollar	2.9%
Singapore Dollar	2.8%
Mexican Peso	1.8%
Other Currencies	1.5%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2020.
The portfolio is actively managed and current holdings may be different.
2

MFS Global Real Estate Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2020, Initial Class shares of the MFS Global Real Estate Portfolio (fund) provided a total return of 1.49%, while Service Class shares of the fund provided a total return of 1.15%. These compare with a return of (9.04)% over the same period for the fund’s benchmark, the FTSE EPRA Nareit Developed Real Estate Index (net div).
Market Environment
Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest — albeit the deepest and steepest — recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public's willingness to be inoculated.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.
In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.
Contributors to Performance
Relative to the FTSE EPRA Nareit Developed Real Estate Index, security selection within US real estate investments contributed to performance, led by the fund's holdings of data center operator Equinix(b), and its overweight position in real estate investment trust American Homes 4 Rent.
Stock selection within Australian real estate investments further contributed to relative results. Here, the fund's holdings of industrial property and business space management firm Goodman Group(b) (Australia), and its overweight position in self-storage solutions provider National Storage (Australia), further benefited relative returns.
Elsewhere, the fund's holdings of logistics real estate development firm ESR Cayman(b) (Hong Kong) and home buyer and seller KATITAS(b) (Japan) positively impacted relative performance. The fund's overweight positions in real estate investment trust Warehouses De Pauw (Belgium), logistics real estate asset owner Mapletree Logistics Trust (Singapore), investment holding company Hang Lung Group(h) (Hong Kong) and real estate investment trust company Japan Logistics Fund (Japan) further benefited relative returns.
Detractors from Performance
Notable relative detractors during the reporting period included the fund's not owning shares of strong-performing residential real estate management company Vonovia (Germany), real estate investment trust Digital Realty Trust and real estate development company Duke Realty. The timing of the fund's ownership in shares of real estate investment trust Simon Property Trust and data center infrastructure solutions provider QTS Realty Trust also held back relative returns. Overweight positions in property investment services provider Shaftsbury(h) (United Kingdom), and real estate investment trusts, Urban Edge Properties, Kenedix Office Investment (Japan) and Brixmor Property Group, further detracted from relative results.
The timing of the fund’s cash and/or cash equivalents position during the period was also a detracted from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity.
3

MFS Global Real Estate Portfolio
Management Review - continued
Respectfully,
Portfolio Manager(s)
Rick Gable
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Global Real Estate Portfolio
Performance Summary Through 12/31/20
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/20
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	12/07/98	1.49%	8.84%	8.42%
Service Class	2/01/04	1.15%	8.57%	8.15%
Comparative benchmark(s)
FTSE EPRA Nareit Developed Real Estate Index (net div) (f)	(9.04)%	3.74%	5.44%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
FTSE EPRA Nareit Developed Real Estate Index(c) (net div) – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.
It is not possible to invest directly in an index.
(c)	FTSE International Limited (“FTSE”)© FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. “FT-SE®”, “FOOTSIE®” and “FTSE4GOOD®” are trademarks of the London Stock Exchange Group companies. “Nareit®” is a trademark of the National Association of Real Estate Investment Trusts (“Nareit”) and “EPRA®” is a trademark of the European Public Real Estate Association (“EPRA”) and all are used by FTSE under license. The FTSE EPRA Nareit Developed Real Estate Index is calculated by FTSE. Neither FTSE, Euronext N.V., Nareit, nor EPRA sponsor, endorse, or promote this product and are not in any way connected to it and do not accept any liability. All intellectual property rights in the index values and constituent list vests in FTSE, Euronext N.V., Nareit, and EPRA. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE's express written consent.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
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MFS Global Real Estate Portfolio
Performance Summary – continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
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MFS Global Real Estate Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2020 through December 31, 2020
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.92%	$1,000.00	$1,166.64	$5.01
	Hypothetical (h)	0.92%	$1,000.00	$1,020.51	$4.67
Service Class	Actual	1.17%	$1,000.00	$1,164.57	$6.37
	Hypothetical (h)	1.17%	$1,000.00	$1,019.25	$5.94
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
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MFS Global Real Estate Portfolio
Portfolio of Investments − 12/31/20
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.5%
Construction – 6.9%
American Homes 4 Rent, “A”, REIT	152,306	$ 4,569,180
AvalonBay Communities, Inc., REIT	29,105	4,669,315
Mid-America Apartment Communities, Inc., REIT	27,931	3,538,579
		$12,777,074
Network & Telecom – 4.5%
CoreSite Realty Corp., REIT	18,631	$ 2,334,092
Equinix, Inc., REIT	5,670	4,049,400
QTS Realty Trust, Inc., REIT, “A”	30,233	1,870,818
		$8,254,310
Real Estate – 82.0%
Advance Residence Investment Corp., REIT	975	$ 2,922,498
Alexandria Real Estate Equities, Inc., REIT	20,353	3,627,312
Ascendas India Trust, REIT	1,693,900	1,768,752
Big Yellow Group PLC, REIT	194,345	2,915,463
Boardwalk, REIT	112,744	2,988,438
Boston Properties, Inc., REIT	22,853	2,160,294
Brixmor Property Group, Inc., REIT	183,525	3,037,339
Corporacion Inmobiliaria Vesta S.A.B. de C.V.	830,467	1,618,825
Corporate Office Properties Trust, REIT	71,350	1,860,808
Deutsche Wohnen SE	109,564	5,847,857
Douglas Emmett, Inc.	52,626	1,535,627
Embassy Office Parks, REIT	405,800	1,916,299
Empire State Realty Trust, REIT, “A”	235,985	2,199,380
Entra ASA	41,995	951,154
EPR Properties, REIT	29,804	968,630
Equity Lifestyle Properties, Inc., REIT	51,646	3,272,291
ESR Cayman Ltd. (a)	991,000	3,553,689
Extra Space Storage, Inc., REIT	40,214	4,659,194
Fibra Uno Administracion S.A. de C.V., REIT	1,555,262	1,758,506
Goodman Group, REIT	349,085	5,089,193
Grainger PLC	861,148	3,339,732
Granite REIT	40,158	2,457,623
Host Hotels & Resorts, Inc., REIT	205,661	3,008,820
Japan Logistics Fund, Inc., REIT	885	2,609,874
Katitas Co. Ltd.	136,700	4,401,990
Kenedix, Inc.	537,500	3,893,758
LEG Immobilien AG	23,324	3,620,418
Link REIT	305,864	2,785,442
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – continued
Mapletree Logistics Trust, REIT	2,282,631	$ 3,471,616
Medical Properties Trust, Inc., REIT	103,694	2,259,492
National Storage, REIT	1,907,531	2,808,867
Omega Healthcare Investors, Inc., REIT	74,520	2,706,566
Prologis, Inc., REIT	94,811	9,448,864
Rayonier, Inc., REIT	90,563	2,660,741
Shaftesbury PLC, REIT	467,651	3,616,647
Shurgard Self Storage S.A.	53,684	2,328,199
Simon Property Group, Inc., REIT	41,247	3,517,544
Sino Land Co. Ltd.	1,946,613	2,536,075
STAG Industrial, Inc., REIT	103,811	3,251,361
STORE Capital Corp., REIT	132,597	4,505,646
Sun Communities, Inc., REIT	20,458	3,108,593
Swire Properties Ltd.	1,252,800	3,650,837
Unite Group PLC, REIT (a)	105,260	1,504,206
Urban Edge Properties, REIT	237,643	3,075,100
VICI Properties, Inc., REIT	156,711	3,996,130
W.P. Carey, Inc., REIT	36,622	2,584,781
Warehouses De Pauw, REIT	116,151	4,019,666
Welltower, Inc., REIT	98,532	6,367,138
		$ 152,187,275
Telecommunications - Wireless – 2.3%
American Tower Corp., REIT	11,543	$ 2,590,942
Cellnex Telecom S.A.	28,938	1,736,496
		$4,327,438
Telephone Services – 1.8%
Helios Tower PLC (a)	1,564,737	$ 3,273,862
Total Common Stocks (Identified Cost, $131,272,995)		$180,819,959
Investment Companies (h) – 2.2%
Money Market Funds – 2.2%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $4,097,142)	4,097,142	$ 4,097,142
Other Assets, Less Liabilities – 0.3%		640,410
Net Assets – 100.0%		$185,557,511

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $4,097,142 and $180,819,959, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
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MFS Global Real Estate Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/20 Assets
Investments in unaffiliated issuers, at value (identified cost, $131,272,995)	$180,819,959
Investments in affiliated issuers, at value (identified cost, $4,097,142)	4,097,142
Receivables for
Fund shares sold	59,296
Dividends	746,508
Receivable from investment adviser	2,374
Other assets	1,233
Total assets	$185,726,512
Liabilities
Payables for
Fund shares reacquired	$110,190
Payable to affiliates
Administrative services fee	180
Shareholder servicing costs	56
Distribution and/or service fees	789
Payable for independent Trustees' compensation	73
Accrued expenses and other liabilities	57,713
Total liabilities	$169,001
Net assets	$185,557,511
Net assets consist of
Paid-in capital	$140,978,134
Total distributable earnings (loss)	44,579,377
Net assets	$185,557,511
Shares of beneficial interest outstanding	11,800,677
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$127,522,988	8,515,107	$14.98
Service Class	58,034,523	3,285,570	17.66
See Notes to Financial Statements
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MFS Global Real Estate Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/20
Net investment income (loss)
Income
Dividends	$5,127,821
Other	22,607
Dividends from affiliated issuers	17,418
Foreign taxes withheld	(154,550)
Total investment income	$5,013,296
Expenses
Management fee	$1,545,875
Distribution and/or service fees	129,890
Shareholder servicing costs	9,815
Administrative services fee	33,511
Independent Trustees' compensation	4,235
Custodian fee	41,894
Shareholder communications	16,315
Audit and tax fees	63,659
Legal fees	1,566
Miscellaneous	28,508
Total expenses	$1,875,268
Reduction of expenses by investment adviser	(162,934)
Net expenses	$1,712,334
Net investment income (loss)	$3,300,962
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(532,425)
Affiliated issuers	(244)
Foreign currency	32,228
Net realized gain (loss)	$(500,441)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $8,967 decrease in deferred country tax)	$2,026,338
Translation of assets and liabilities in foreign currencies	1,987
Net unrealized gain (loss)	$2,028,325
Net realized and unrealized gain (loss)	$1,527,884
Change in net assets from operations	$4,828,846
See Notes to Financial Statements
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MFS Global Real Estate Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/20	12/31/19
Change in net assets
From operations
Net investment income (loss)	$3,300,962	$3,811,530
Net realized gain (loss)	(500,441)	5,127,159
Net unrealized gain (loss)	2,028,325	30,649,985
Change in net assets from operations	$4,828,846	$39,588,674
Total distributions to shareholders	$(11,999,202)	$(6,971,115)
Change in net assets from fund share transactions	$1,689,470	$5,017,570
Total change in net assets	$(5,480,886)	$37,635,129
Net assets
At beginning of period	191,038,397	153,403,268
At end of period	$185,557,511	$191,038,397
See Notes to Financial Statements
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MFS Global Real Estate Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$15.91	$13.10	$14.27	$14.01	$13.55
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.35	$0.42	$0.37	$0.37(c)
Net realized and unrealized gain (loss)	(0.14)	3.14	(0.79)	1.42	0.74
Total from investment operations	$0.14	$3.49	$(0.37)	$1.79	$1.11
Less distributions declared to shareholders
From net investment income	$(0.70)	$(0.58)	$(0.58)	$(0.63)	$(0.39)
From net realized gain	(0.37)	(0.10)	(0.22)	(0.90)	(0.26)
Total distributions declared to shareholders	$(1.07)	$(0.68)	$(0.80)	$(1.53)	$(0.65)
Net asset value, end of period (x)	$14.98	$15.91	$13.10	$14.27	$14.01
Total return (%) (k)(r)(s)(x)	1.49	26.87	(3.03)	13.33	7.94(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.01	1.01	1.00	0.97(c)
Expenses after expense reductions (f)	0.92	0.92	0.92	0.92	0.91(c)
Net investment income (loss)	2.00	2.31	3.00	2.56	2.63(c)
Portfolio turnover	43	36	24	24	30
Net assets at end of period (000 omitted)	$127,523	$132,530	$99,826	$114,198	$115,023
Service Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$18.56	$15.17	$16.41	$15.89	$15.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.36	$0.44	$0.38	$0.38(c)
Net realized and unrealized gain (loss)	(0.17)(g)	3.66	(0.93)	1.62	0.83
Total from investment operations	$0.12	$4.02	$(0.49)	$2.00	$1.21
Less distributions declared to shareholders
From net investment income	$(0.65)	$(0.53)	$(0.53)	$(0.58)	$(0.34)
From net realized gain	(0.37)	(0.10)	(0.22)	(0.90)	(0.26)
Total distributions declared to shareholders	$(1.02)	$(0.63)	$(0.75)	$(1.48)	$(0.60)
Net asset value, end of period (x)	$17.66	$18.56	$15.17	$16.41	$15.89
Total return (%) (k)(r)(s)(x)	1.15	26.68	(3.33)	13.07	7.70(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.27	1.26	1.26	1.25	1.22(c)
Expenses after expense reductions (f)	1.17	1.17	1.17	1.17	1.16(c)
Net investment income (loss)	1.75	2.07	2.74	2.31	2.37(c)
Portfolio turnover	43	36	24	24	30
Net assets at end of period (000 omitted)	$58,035	$58,508	$53,577	$70,167	$75,253

See Notes to Financial Statements
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MFS Global Real Estate Portfolio
Financial Highlights - continued
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
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MFS Global Real Estate Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Global Real Estate Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant amount of its net assets in U.S. and foreign real estate related investments and as a result is subject to certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates and property tax rates, shifts in zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the manager; and other factors. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in
14

MFS Global Real Estate Portfolio
Notes to Financial Statements  - continued
good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2020 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$97,433,977	$—	$—	$97,433,977
Japan	13,828,120	—	—	13,828,120
United Kingdom	7,759,401	3,616,647	—	11,376,048
Germany	9,468,275	—	—	9,468,275
Hong Kong	5,321,517	3,650,837	—	8,972,354
Australia	7,898,060	—	—	7,898,060
Belgium	2,328,199	4,019,666	—	6,347,865
Canada	5,446,061	—	—	5,446,061
Singapore	5,240,368	—	—	5,240,368
Other Countries	12,892,532	1,916,299	—	14,808,831
Mutual Funds	4,097,142	—	—	4,097,142
Total	$171,713,652	$13,203,449	$—	$184,917,101
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
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MFS Global Real Estate Portfolio
Notes to Financial Statements  - continued
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the fund. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates are used in reporting the character of income and distributions for financial statement purposes. The fund receives substantial distributions from holdings in REITs.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$8,783,594	$5,904,085
Long-term capital gains	3,215,608	1,067,030
Total distributions	$11,999,202	$6,971,115
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/20
Cost of investments	$140,307,603
Gross appreciation	46,706,779
Gross depreciation	(2,097,281)
Net unrealized appreciation (depreciation)	$44,609,498
Undistributed ordinary income	2,731,243
Capital loss carryforwards	(2,762,236)
Other temporary differences	872
As of December 31, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(2,762,236)
16

MFS Global Real Estate Portfolio
Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$8,887,288	$4,992,128
Service Class	3,111,914	1,978,987
Total	$11,999,202	$6,971,115
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.75%
In excess of $2.5 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $18,853, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.92% of average daily net assets for the Initial Class shares and 1.17% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022. For the year ended December 31, 2020, this reduction amounted to $144,081, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $9,126, which equated to 0.0053% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $689.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0195% of the fund's average daily net assets.
17

MFS Global Real Estate Portfolio
Notes to Financial Statements  - continued
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2020, the fund engaged in sale transactions pursuant to this policy, which amounted to $174,308. The sales transactions resulted in net realized gains (losses) of $31,608.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2020, this reimbursement amounted to $21,159, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $71,846,170 and $79,526,846, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/20		Year ended 12/31/19
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,465,745	$18,719,764	1,801,254	$28,192,886
Service Class	582,456	9,074,052	218,233	3,885,205
	2,048,201	$27,793,816	2,019,487	$32,078,091
Shares issued to shareholders in reinvestment of distributions
Initial Class	646,819	$8,887,288	328,646	$4,992,128
Service Class	191,857	3,111,914	111,618	1,978,987
	838,676	$11,999,202	440,264	$6,971,115
Shares reacquired
Initial Class	(1,925,007)	$(27,485,394)	(1,424,762)	$(21,540,563)
Service Class	(641,479)	(10,618,154)	(708,013)	(12,491,073)
	(2,566,486)	$(38,103,548)	(2,132,775)	$(34,031,636)
Net change
Initial Class	187,557	$121,658	705,138	$11,644,451
Service Class	132,834	1,567,812	(378,162)	(6,626,881)
	320,391	$1,689,470	326,976	$5,017,570
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 24%, 10%, and 5%, respectively, of the value of outstanding voting shares of the fund.
18

MFS Global Real Estate Portfolio
Notes to Financial Statements  - continued
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $903 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$3,254,887	$56,380,956	$55,538,457	$(244)	$—	$4,097,142
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$17,418	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund's investments and the fund's performance.
19

MFS Global Real Estate Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Global Real Estate Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Real Estate Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
20

MFS Global Real Estate Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A
John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A
James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
21

MFS Global Real Estate Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
22

MFS Global Real Estate Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Rick Gable
23

MFS Global Real Estate Portfolio
Board Review of Investment Advisory Agreement
MFS Global Real Estate Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
24

MFS Global Real Estate Portfolio
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
25

MFS Global Real Estate Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.
26

MFS Global Real Estate Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $3,538,000 as capital gain dividends paid during the fiscal year.
27

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
29

Annual Report
December 31, 2020
MFS®  Growth Allocation Portfolio
MFS® Variable Insurance Trust III
VGA-ANN

MFS® Growth Allocation Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Growth Allocation Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 16, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Growth Allocation Portfolio
Portfolio Composition
Portfolio target allocation
Portfolio actual allocation

Portfolio holdings
MFS Value Series	11.1%
MFS Growth Series	10.9%
MFS Research Series	10.1%
MFS Mid Cap Value Portfolio	9.1%
MFS Research International Portfolio	9.1%
MFS Mid Cap Growth Series	9.1%
MFS International Growth Portfolio	5.1%
MFS International Intrinsic Value Portfolio	5.0%
MFS Global Real Estate Portfolio	5.0%
MFS Inflation-Adjusted Bond Portfolio	4.9%
MFS High Yield Portfolio	4.9%
MFS Total Return Bond Series	4.7%
MFS Global Governments Portfolio	3.8%
MFS New Discovery Value Portfolio	2.1%
MFS New Discovery Series	2.1%
MFS Limited Maturity Portfolio	1.9%
MFS Emerging Markets Equity Portfolio	1.0%
Cash & Cash Equivalents	0.1%
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds' subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds' Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the fund's Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2020.
The portfolio is actively managed and current holdings may be different.
2

MFS Growth Allocation Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2020, Initial Class shares of the MFS Growth Allocation Portfolio (fund) provided a total return of 15.80%, while Service Class shares of the fund provided a total return of 15.46%. These compare with a return of 18.40% for the fund’s benchmark, the Standard & Poor's 500 Stock Index (S&P 500 Index). The fund’s other benchmark, the MFS Growth Allocation Portfolio Blended Index (Blended Index), generated a return of 13.06%. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Market Environment
Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest — albeit the deepest and steepest — recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public's willingness to be inoculated.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.
In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.
Factors Affecting Performance
During the reporting period, the fund underperformed its benchmark, the S&P 500 Index, primarily due to its allocation to the fixed income markets, which performed well, but underperformed the comparatively strong-performing S&P 500 Index. Over the same period, the fund outperformed the Blended Index. Rebalancing back to target equity weights after equity markets had declined in the first quarter benefited performance relative to the Blended Index, as stocks rebounded later in the year.
Relative to the Blended Index, the fund's exposure to the international equity asset class was a primary contributor to relative performance. Here, both the MFS International Intrinsic Value Portfolio and MFS Research International Portfolio outperformed their respective benchmarks. Additionally, the fund's exposure to the MFS International Growth Portfolio also supported relative results.
The specialty segment was another positive contributor to performance relative to the Blended Index as the MFS Global Real Estate Portfolio outperformed its respective benchmark.
The fund's exposure to the fixed income asset class further supported performance relative to the Blended Index, led by its allocation to the MFS Inflation-Adjusted Bond Portfolio and MFS Global Governments Portfolio, which outweighed weakness from the fund's exposure to shorter duration portfolios, particularly the MFS High Yield Portfolio and MFS Limited Maturity Portfolio, given strong bond market performance during the period.
3

MFS Growth Allocation Portfolio
Management Review - continued
Lastly, the fund's exposure to the U.S. equity asset class also helped performance relative to the Blended Index. Here, exposure to growth-oriented funds, particularly the MFS Growth Series, MFS Mid Cap Growth Series and MFS New Discovery Series helped relative returns and offset weakness from the fund's exposure to value-oriented strategies, most notably the MFS Value Series and MFS Mid Cap Value Portfolio.
Respectfully,
Portfolio Manager(s)
Joseph Flaherty and Natalie Shapiro
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Growth Allocation Portfolio
Performance Summary Through 12/31/20
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/20
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/01/08	15.80%	12.35%	9.71%
Service Class	10/01/08	15.46%	12.06%	9.42%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	18.40%	15.22%	13.88%
MFS Growth Allocation Portfolio Blended Index (f)(w)	13.06%	11.01%	9.83%
Bloomberg Barclays U.S. Aggregate Bond Index (f)	7.51%	4.44%	3.84%
FTSE EPRA Nareit Developed Real Estate Index (net div) (f)	(9.04)%	3.74%	5.44%
MSCI EAFE Index (net div) (f)	7.82%	7.45%	5.51%
(f)	Source: FactSet Research Systems Inc.
(w)	As of December 31, 2020, the MFS Growth Allocation Portfolio Blended Index (a custom index) was comprised of 54% Standard & Poor’s 500 Stock Index, 21% Bloomberg Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE Index (net div), and 5% FTSE EPRA Nareit Developed Real Estate Index (net div).
Benchmark Definition(s)
Bloomberg Barclays U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
FTSE EPRA Nareit Developed Real Estate Index(c) (net div) – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.
MSCI EAFE (Europe, Australasia, Far East) Index(e) (net div) - a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.
5

MFS Growth Allocation Portfolio
Performance Summary – continued
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(a)	BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(c)	FTSE International Limited (“FTSE”)© FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. “FT-SE®”, “FOOTSIE®” and “FTSE4GOOD®” are trademarks of the London Stock Exchange Group companies. “Nareit®” is a trademark of the National Association of Real Estate Investment Trusts (“Nareit”) and “EPRA®” is a trademark of the European Public Real Estate Association (“EPRA”) and all are used by FTSE under license. The FTSE EPRA Nareit Developed Real Estate Index is calculated by FTSE. Neither FTSE, Euronext N.V., Nareit, nor EPRA sponsor, endorse, or promote this product and are not in any way connected to it and do not accept any liability. All intellectual property rights in the index values and constituent list vests in FTSE, Euronext N.V., Nareit, and EPRA. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE's express written consent.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Growth Allocation Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2020 through December 31, 2020
As a contract holder of the fund, you incur ongoing costs, including distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these indirect costs were included, your costs would have been higher.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.03%	$1,000.00	$1,188.86	$0.17
	Hypothetical (h)	0.03%	$1,000.00	$1,024.99	$0.15
Service Class	Actual	0.28%	$1,000.00	$1.187.38	$1.54
	Hypothetical (h)	0.28%	$1,000.00	$1,023.73	$1.42
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.
7

MFS Growth Allocation Portfolio
Portfolio of Investments − 12/31/20
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 100.0%
Bond Funds – 20.2%
MFS Global Governments Portfolio - Initial Class	1,173,878	$ 13,722,638
MFS High Yield Portfolio - Initial Class	3,072,032	17,449,141
MFS Inflation-Adjusted Bond Portfolio - Initial Class	1,451,316	17,502,873
MFS Limited Maturity Portfolio - Initial Class	646,507	6,756,000
MFS Total Return Bond Series - Initial Class	1,209,419	17,076,988
		$72,507,640
International Stock Funds – 20.2%
MFS Emerging Markets Equity Portfolio - Initial Class	212,197	$ 3,666,772
MFS International Growth Portfolio - Initial Class	1,127,862	18,147,299
MFS International Intrinsic Value Portfolio - Initial Class	516,222	18,093,576
MFS Research International Portfolio - Initial Class	1,803,149	32,709,118
		$72,616,765
Specialty Funds – 5.0%
MFS Global Real Estate Portfolio - Initial Class	1,205,990	$ 18,065,736
Issuer	Shares/Par	Value ($)
Investment Companies (h) – continued
U.S. Stock Funds – 54.5%
MFS Growth Series - Initial Class	532,472	$ 39,301,739
MFS Mid Cap Growth Series - Initial Class	2,586,954	32,699,102
MFS Mid Cap Value Portfolio - Initial Class	3,813,935	32,761,701
MFS New Discovery Series - Initial Class	273,568	7,375,385
MFS New Discovery Value Portfolio - Initial Class	841,697	7,381,681
MFS Research Series - Initial Class	1,100,110	36,160,614
MFS Value Series - Initial Class	1,953,513	39,851,677
		$ 195,531,899
Money Market Funds – 0.1%
MFS Institutional Money Market Portfolio, 0.1% (v)	192,576	$ 192,576
Total Investment Companies (Identified Cost, $249,191,464)		$ 358,914,616
Other Assets, Less Liabilities – (0.0)%		(42,264)
Net Assets – 100.0%		$ 358,872,352

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate value of the fund’s investments in affiliated issuers was $358,914,616.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
See Notes to Financial Statements
8

MFS Growth Allocation Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/20 Assets
Investments in affiliated issuers, at value (identified cost, $249,191,464)	$358,914,616
Receivables for
Investments sold	256,685
Fund shares sold	172
Other assets	1,986
Total assets	$359,173,459
Liabilities
Payables for
Fund shares reacquired	$256,856
Payable to affiliates
Administrative services fee	96
Shareholder servicing costs	32
Distribution and/or service fees	4,821
Payable for independent Trustees' compensation	151
Accrued expenses and other liabilities	39,151
Total liabilities	$301,107
Net assets	$358,872,352
Net assets consist of
Paid-in capital	$224,793,166
Total distributable earnings (loss)	134,079,186
Net assets	$358,872,352
Shares of beneficial interest outstanding	28,941,887
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$4,601,901	371,856	$12.38
Service Class	354,270,451	28,570,031	12.40
See Notes to Financial Statements
9

MFS Growth Allocation Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/20
Net investment income (loss)
Income
Dividends from affiliated issuers	$6,160,950
Other	61
Total investment income	$6,161,011
Expenses
Distribution and/or service fees	$818,331
Shareholder servicing costs	5,884
Administrative services fee	17,500
Independent Trustees' compensation	8,467
Custodian fee	5,533
Shareholder communications	8,406
Audit and tax fees	40,740
Legal fees	2,686
Miscellaneous	27,602
Total expenses	$935,149
Net investment income (loss)	$5,225,862
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Investments in affiliated issuers	$9,662,891
Capital gain distributions from underlying affiliated funds	11,233,570
Net realized gain (loss)	$20,896,461
Change in unrealized appreciation or depreciation
Affiliated issuers	$23,000,370
Net realized and unrealized gain (loss)	$43,896,831
Change in net assets from operations	$49,122,693
See Notes to Financial Statements
10

MFS Growth Allocation Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/20	12/31/19
Change in net assets
From operations
Net investment income (loss)	$5,225,862	$6,027,033
Net realized gain (loss)	20,896,461	28,618,497
Net unrealized gain (loss)	23,000,370	48,715,269
Change in net assets from operations	$49,122,693	$83,360,799
Total distributions to shareholders	$(34,751,411)	$(39,693,390)
Change in net assets from fund share transactions	$(10,633,184)	$(22,623,140)
Total change in net assets	$3,738,098	$21,044,269
Net assets
At beginning of period	355,134,254	334,089,985
At end of period	$358,872,352	$355,134,254
See Notes to Financial Statements
11

MFS Growth Allocation Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$11.93	$10.64	$12.21	$10.97	$11.27
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.23	$0.22	$0.26	$0.21	$0.20(c)
Net realized and unrealized gain (loss)	1.53	2.53	(0.78)	1.91	0.62
Total from investment operations	$1.76	$2.75	$(0.52)	$2.12	$0.82
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.29)	$(0.23)	$(0.23)	$(0.32)
From net realized gain	(1.06)	(1.17)	(0.82)	(0.65)	(0.80)
Total distributions declared to shareholders	$(1.31)	$(1.46)	$(1.05)	$(0.88)	$(1.12)
Net asset value, end of period (x)	$12.38	$11.93	$10.64	$12.21	$10.97
Total return (%) (k)(r)(s)(x)	15.80	26.96	(5.20)	19.86	7.15(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.04	0.03	0.03	0.03	0.03(c)
Expenses after expense reductions (f)(h)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	2.02	1.88	2.13	1.75	1.81(c)
Portfolio turnover	6	0(b)	2	2	1
Net assets at end of period (000 omitted)	$4,602	$3,905	$3,770	$4,116	$3,140
Service Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$11.95	$10.65	$12.22	$10.98	$11.27
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.18	$0.20	$0.22	$0.17	$0.17(c)
Net realized and unrealized gain (loss)	1.55	2.52	(0.77)	1.92	0.63
Total from investment operations	$1.73	$2.72	$(0.55)	$2.09	$0.80
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.25)	$(0.20)	$(0.20)	$(0.29)
From net realized gain	(1.06)	(1.17)	(0.82)	(0.65)	(0.80)
Total distributions declared to shareholders	$(1.28)	$(1.42)	$(1.02)	$(0.85)	$(1.09)
Net asset value, end of period (x)	$12.40	$11.95	$10.65	$12.22	$10.98
Total return (%) (k)(r)(s)(x)	15.46	26.66	(5.46)	19.51	6.94(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.29	0.28	0.28	0.28	0.28(c)
Expenses after expense reductions (f)(h)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	1.57	1.70	1.80	1.40	1.50(c)
Portfolio turnover	6	0(b)	2	2	1
Net assets at end of period (000 omitted)	$354,270	$351,229	$330,320	$415,923	$420,657

See Notes to Financial Statements
12

MFS Growth Allocation Portfolio
Financial Highlights - continued
(b)	Less than 0.5%.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
13

MFS Growth Allocation Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Growth Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting, and auditing systems, and greater political, social, and economic instability than developed markets.
The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The underlying funds' shareholder reports are not covered by this report.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Investment Valuations — Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.
Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt
14

MFS Growth Allocation Portfolio
Notes to Financial Statements  - continued
instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service.  Debt instruments sold short are generally valued at an evaluated or composite mean as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2020 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Mutual Funds	$358,914,616	$—	$—	$358,914,616
For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.
15

MFS Growth Allocation Portfolio
Notes to Financial Statements  - continued
Derivatives — The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$6,588,358	$7,018,206
Long-term capital gains	28,163,053	32,675,184
Total distributions	$34,751,411	$39,693,390
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/20
Cost of investments	$251,145,540
Gross appreciation	108,214,938
Gross depreciation	(445,862)
Net unrealized appreciation (depreciation)	$107,769,076
Undistributed ordinary income	6,856,590
Undistributed long-term capital gain	19,453,520
16

MFS Growth Allocation Portfolio
Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$473,162	$439,473
Service Class	34,278,249	39,253,917
Total	$34,751,411	$39,693,390
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.
The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such as fees and expenses associated with investments in investment companies and other similar investment vehicles such that fund operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022. For the year ended December 31, 2020, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $5,671, which equated to 0.0017% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $213.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0053% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
17

MFS Growth Allocation Portfolio
Notes to Financial Statements  - continued
(4)  Portfolio Securities
For the year ended December 31, 2020, purchases and sales of shares of underlying funds, excluding the MFS Institutional Money Market Portfolio, aggregated $20,440,198 and $66,691,542, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/20		Year ended 12/31/19
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	57,049	$708,716	12,218	$144,020
Service Class	750,638	7,706,079	152,356	1,789,932
	807,687	$8,414,795	164,574	$1,933,952
Shares issued to shareholders in reinvestment of distributions
Initial Class	41,836	$473,162	39,843	$439,473
Service Class	3,022,773	34,278,249	3,549,179	39,253,917
	3,064,609	$34,751,411	3,589,022	$39,693,390
Shares reacquired
Initial Class	(54,241)	$(634,499)	(79,249)	$(957,183)
Service Class	(4,587,950)	(53,164,891)	(5,335,070)	(63,293,299)
	(4,642,191)	$(53,799,390)	(5,414,319)	$(64,250,482)
Net change
Initial Class	44,644	$547,379	(27,188)	$(373,690)
Service Class	(814,539)	(11,180,563)	(1,633,535)	(22,249,450)
	(769,895)	$(10,633,184)	(1,660,723)	$(22,623,140)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $1,803 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Emerging Markets Equity Portfolio	$3,600,110	$571,063	$635,619	$42,201	$89,017	$3,666,772
MFS Global Governments Portfolio	13,638,361	2,319,463	3,321,187	(83,329)	1,169,330	13,722,638
MFS Global Real Estate Portfolio	17,444,547	3,054,781	2,082,165	333,955	(685,382)	18,065,736
18

MFS Growth Allocation Portfolio
Notes to Financial Statements  - continued
Affiliated Issuers − continued	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Growth Series	$39,381,667	$2,583,112	$10,692,661	$4,856,246	$3,173,375	$39,301,739
MFS High Yield Portfolio	17,696,214	1,520,689	1,571,564	(243,486)	47,288	17,449,141
MFS Inflation-Adjusted Bond Portfolio	17,197,803	2,088,810	3,432,382	9,922	1,638,720	17,502,873
MFS Institutional Money Market Portfolio	263,585	1,180,241	1,251,237	(18)	5	192,576
MFS International Growth Portfolio	17,885,547	539,629	2,317,379	211,668	1,827,834	18,147,299
MFS International Intrinsic Value Portfolio	17,839,754	502,650	2,781,355	934,579	1,597,948	18,093,576
MFS Limited Maturity Portfolio	6,961,289	1,083,398	1,303,765	(33,662)	48,740	6,756,000
MFS Mid Cap Growth Series	32,099,606	3,008,097	10,104,185	1,954,561	5,741,023	32,699,102
MFS Mid Cap Value Portfolio	32,216,646	5,835,238	6,405,511	(555,723)	1,671,051	32,761,701
MFS New Discovery Series	7,150,811	1,054,325	3,020,012	592,039	1,598,222	7,375,385
MFS New Discovery Value Portfolio	7,142,586	1,779,574	1,614,018	(204,507)	278,046	7,381,681
MFS Research International Portfolio	32,198,485	2,094,015	3,788,846	451,078	1,754,386	32,709,118
MFS Research Series	35,788,600	2,569,458	6,189,815	966,876	3,025,495	36,160,614
MFS Total Return Bond Series	17,351,149	2,084,733	2,975,635	(155,887)	772,628	17,076,988
MFS Value Series	39,323,802	5,144,296	4,455,443	586,378	(747,356)	39,851,677
	$355,180,562	$39,013,572	$67,942,779	$9,662,891	$23,000,370	$358,914,616
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Emerging Markets Equity Portfolio	$151,131	$138,004
MFS Global Governments Portfolio	172,603	—
MFS Global Real Estate Portfolio	905,541	326,183
MFS Growth Series	—	2,261,433
MFS High Yield Portfolio	920,137	—
MFS Inflation-Adjusted Bond Portfolio	97,891	192,517
MFS Institutional Money Market Portfolio	1,387	—
MFS International Growth Portfolio	281,481	167,403
MFS International Intrinsic Value Portfolio	181,728	310,508
MFS Limited Maturity Portfolio	205,441	—
MFS Mid Cap Growth Series	112,286	2,063,682
MFS Mid Cap Value Portfolio	590,285	1,057,793
MFS New Discovery Series	184,432	429,448
MFS New Discovery Value Portfolio	176,330	487,505
MFS Research International Portfolio	635,062	1,006,527
MFS Research Series	355,978	1,189,909
MFS Total Return Bond Series	562,244	—
MFS Value Series	626,993	1,602,658
	$6,160,950	$11,233,570
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund's investments and the fund's performance.
19

MFS Growth Allocation Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Growth Allocation Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Growth Allocation Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
20

MFS Growth Allocation Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A
John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A
James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
21

MFS Growth Allocation Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
22

MFS Growth Allocation Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Joseph Flaherty Natalie Shapiro
23

MFS Growth Allocation Portfolio
Board Review of Investment Advisory Agreement
MFS Growth Allocation Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s fees and expenses and the fees and expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information as to whether and to what extent applicable expense waivers and reimbursements are observed for the Fund, (iv) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (v) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vi) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (vii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
24

MFS Growth Allocation Portfolio
Board Review of Investment Advisory Agreement - continued
The Trustees considered that MFS does not charge an advisory fee for providing investment advisory services to the Fund, but that the Fund pays its pro rata share of the advisory fees paid by the underlying funds in which it invests (the “Underlying Funds”).
In assessing the reasonableness of the Fund’s expenses, the Trustees considered, among other information, the Fund’s total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s total expense ratio was lower than the Broadridge expense group median. Because the Fund does not pay an advisory fee, the Trustees did not consider the extent to which economies of scale would be realized due to the Fund’s growth of assets, whether fee levels reflect economies of scale for shareholders, or the fees paid by similar funds to other investment advisers or by similar clients of MFS.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s or the Underlying Funds’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.
25

MFS Growth Allocation Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $30,980,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 31.18% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
26

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
28

Annual Report
December 31, 2020
MFS®  Inflation-Adjusted
Bond Portfolio
MFS® Variable Insurance Trust III
VIA-ANN

MFS® Inflation-Adjusted Bond Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Inflation-Adjusted Bond Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 16, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Inflation-Adjusted Bond Portfolio
Portfolio Composition
Portfolio structure (i)
Fixed income sectors (i)
Non-U.S. Government Bonds	47.2%
U.S. Treasury Securities	38.9%
Municipal Bonds	1.5%
Emerging Markets Bonds	1.3%
Collateralized Debt Obligations	1.3%
Investment Grade Corporates	1.0%
Commercial Mortgage-Backed Securities	0.6%
Mortgage-Backed Securities	0.5%
U.S. Government Agencies	0.2%
Composition including fixed income credit quality (a)(i)
AAA	6.4%
AA	29.1%
A	3.6%
BBB	15.9%
BB	0.7%
U.S. Government	42.8%
Federal Agencies	0.7%
Not Rated	(6.7)%
Cash & Cash Equivalents	0.5%
Other	7.0%
Portfolio facts (i)
Average Duration (d)	4.3
Average Effective Maturity (m)	14.2 yrs.
Issuer country weightings (i)(x)
United States	51.2%
United Kingdom	25.0%
Italy	10.0%
Spain	4.0%
Japan	3.1%
Canada	2.5%
Australia	1.4%
France	1.4%
Germany	(1.0)%
Other Countries	2.4%
Currency exposure weightings (i)(y)
United States Dollar	42.7%
British Pound Sterling	28.7%
Euro	19.0%
Japanese Yen	2.9%
Australian Dollar	2.3%
Canadian Dollar	1.8%
Norwegian Krone	1.2%
Swedish Krona	0.7%
New Zealand Dollar	0.5%
Other Currencies	0.2%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change.U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency.The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
2

MFS Inflation-Adjusted Bond Portfolio
Portfolio Composition - continued
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.
Percentages are based on net assets as of December 31, 2020.
The portfolio is actively managed and current holdings may be different.
3

MFS Inflation-Adjusted Bond Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2020, Initial Class shares of the MFS Inflation-Adjusted Bond Portfolio (fund) provided a total return of 13.55%, while Service Class shares of the fund provided a total return of 13.21%. These compare with a return of 12.54% over the same period for the fund’s benchmark, the Bloomberg Barclays World Government Inflation-Linked Bond Index.
Market Environment
Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest — albeit the deepest and steepest — recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public's willingness to be inoculated.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.
In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.
Factors Affecting Performance
Relative to the Bloomberg Barclays World Government Inflation-Linked Bond Index, the fund's asset allocation decisions were a primary contributor to relative performance. Notably, from a country perspective, the fund's greater exposure to Italian and Greek issuers, and its lesser exposure to British and French bonds, benefited relative returns.
The fund's asset allocation decisions, as they related to its holdings of inflation-linked securities, which capture the impact from changes in breakeven rates across various maturities, also supported relative results. The breakeven rate is the difference between the yield on a conventional Treasury bond and the real yield (i.e., inflation-adjusted interest rates) on an inflation-linked bond of similar maturity and credit quality. Here, the fund's underweight allocation to bonds with less than 3-year maturities, and to bonds with maturities of 25 to 30 years, coupled with its overweight allocation to securities with 7 to 10-year maturities, strengthened relative returns.
Although interest rates generally declined during the reporting period, the fund's shorter relative duration(d) stance, most notably during the first quarter of the year, aided relative performance.
The fund's yield curve(y) positioning, which was impacted by changes in nominal interest rates (i.e., interest rates before accounting for inflation), also added to relative returns, led by its a lesser exposure to 5 and 10-year key rates in the United States, its lesser exposure to the 2-year key rate in Europe, and its greater exposure to the 10-year key rate in Canada.
From a currency perspective, the fund's long positions in the Norwegian krone, New Zealand dollar and Japanese yen supported relative returns and outweighed the negative impacts from the fund's long position in the Australian dollar.
4

MFS Inflation-Adjusted Bond Portfolio
Management Review - continued
Conversely, bond selection detracted from the fund's relative performance, notably within the United States and in bonds with less than 3-, 10- and 15-year maturities.
Respectfully,
Portfolio Manager(s)
Robert Spector and Erik Weisman
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

MFS Inflation-Adjusted Bond Portfolio
Performance Summary Through 12/31/20
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/20
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/01/08	13.55%	5.46%	3.93%
Service Class	10/01/08	13.21%	5.21%	3.68%
Comparative benchmark(s)
Bloomberg Barclays World Government Inflation-Linked Bond Index (f)	12.54%	5.69%	3.95%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Bloomberg Barclays World Government Inflation-Linked Bond Index(a) – measures the performance of the major government inflation-linked bond markets.
It is not possible to invest directly in an index.
(a)	BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
6

MFS Inflation-Adjusted Bond Portfolio
Performance Summary – continued
Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

MFS Inflation-Adjusted Bond Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2020 through December 31, 2020
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.57%	$1,000.00	$1,084.32	$2.99
	Hypothetical (h)	0.57%	$1,000.00	$1,022.27	$2.90
Service Class	Actual	0.82%	$1,000.00	$1,083.44	$4.29
	Hypothetical (h)	0.82%	$1,000.00	$1,021.01	$4.17
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
8

MFS Inflation-Adjusted Bond Portfolio
Portfolio of Investments − 12/31/20
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 98.9%
Asset-Backed & Securitized – 1.9%
Bancorp Commercial Mortgage Trust, 2019-CRE6, “A”, FLR, 1.208% (LIBOR - 1mo. + 1.05%), 9/15/2036 (n)		$380,122	$ 379,161
Benchmark Mortgage Trust, 2019-B12, “A5”, 3.115%, 8/15/2052		710,554	801,113
Galaxy CLO Ltd., 2018-29A, “A”, FLR, 1.011% (LIBOR - 3mo. + 0.79%), 11/15/2026 (n)		328,607	327,411
Loomis, Sayles & Co., CLO, 2015-2A, “A2R”, FLR, 1.636% (LIBOR - 3mo. + 1.4%), 4/15/2028 (n)		854,664	847,299
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 1.717% (LIBOR - 3mo. + 1.5%), 4/19/2030 (n)		901,666	902,997
MF1 Multi-Family Housing Mortgage Loan Trust, 2020-FL4, “A”, FLR, 1.858% (LIBOR - 1mo. + 1.7%), 11/15/2035 (n)		467,000	467,400
Symphony CLO Ltd., 2016-17A, “BR”, FLR, 1.436% (LIBOR - 3mo. + 1.2%), 4/15/2028 (n)		764,124	755,323
Wells Fargo Commercial Mortgage Trust, 2019-C54, “A4”, 3.146%, 12/15/2052		392,680	442,176
			$4,922,880
Automotive – 0.4%
Hyundai Capital America, 2.85%, 11/01/2022 (n)		$444,000	$ 460,101
Hyundai Capital America, 2.375%, 2/10/2023 (n)		225,000	231,877
Volkswagen Group of America Co., 2.7%, 9/26/2022 (n)		441,000	457,189
			$1,149,167
Consumer Services – 0.1%
Conservation Fund, 3.474%, 12/15/2029		$312,000	$ 337,580
Emerging Market Sovereign – 1.3%
Hellenic Republic (Republic of Greece), 3.875%, 3/12/2029	EUR	1,150,000	$ 1,780,011
Republic of Croatia, 1.125%, 6/19/2029		1,250,000	1,604,530
			$3,384,541
Industrial – 0.1%
Howard University, Washington D.C., 2.738%, 10/01/2022		$55,000	$ 56,662
Howard University, Washington D.C., 2.801%, 10/01/2023		60,000	62,289
Howard University, Washington D.C., AGM, 2.638%, 10/01/2021		52,000	52,452
Howard University, Washington D.C., AGM, 2.416%, 10/01/2024		66,000	68,419
Issuer		Shares/Par	Value ($)
Bonds – continued
Industrial – continued
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025		$82,000	$ 85,357
			$325,179
International Market Sovereign – 49.9%
Commonwealth of Australia, Inflation Linked Bond, 3%, 9/20/2025	AUD	792,416	$ 737,237
Commonwealth of Australia, Inflation Linked Bond, 0.75%, 11/21/2027		209,220	182,522
Commonwealth of Australia, Inflation Linked Bond, 2.5%, 9/20/2030		340,844	350,040
Commonwealth of Australia, Inflation Linked Bond, 1.25%, 8/21/2040		2,452,315	2,463,236
Federal Republic of Germany, Inflation Linked Bond, 0.5%, 4/15/2030	EUR	2,769,250	4,061,851
Government of Canada, Inflation Linked Bond, 4.25%, 12/01/2026	CAD	649,815	674,365
Government of Canada, Inflation Linked Bond, 4%, 12/01/2031		597,437	718,248
Government of Canada, Inflation Linked Bond, 3%, 12/01/2036		4,036,461	4,979,982
Government of Japan, Inflation Linked Bond, 0.1%, 3/10/2026	JPY	819,784,800	7,963,238
Government of New Zealand, Inflation Linked Bond, 2.5%, 9/20/2035	NZD	324,690	322,898
Government of New Zealand, Inflation Linked Bond, 2.5%, 9/20/2040		428,440	449,844
Kingdom of Spain, Inflation Linked Bond, 1.8%, 11/30/2024	EUR	1,360,229	1,873,162
Kingdom of Spain, Inflation Linked Bond, 0.65%, 11/30/2027		885,232	1,218,842
Kingdom of Spain, Inflation Linked Bond, 1%, 11/30/2030		881,724	1,292,686
Kingdom of Spain, Inflation Linked Bond, 0.7%, 11/30/2033 (n)		4,053,292	5,950,117
Republic of France, Inflation Linked Bond, 0.7%, 7/25/2030		576,306	854,488
Republic of France, Inflation Linked Bond, 3.15%, 7/25/2032		450,873	863,782
Republic of France, Inflation Linked Bond, 1.8%, 7/25/2040		418,849	848,710
Republic of France, Inflation Linked Bond, 0.1%, 7/25/2047		638,243	1,072,098
Republic of Italy, 2.25%, 9/01/2036		660,000	959,661
Republic of Italy, Inflation Linked Bond, 0.1%, 5/15/2022		2,106,720	2,607,132
Republic of Italy, Inflation Linked Bond, 2.35%, 9/15/2024		2,415,207	3,298,861
Republic of Italy, Inflation Linked Bond, 3.1%, 9/15/2026		1,883,821	2,801,228

9

MFS Inflation-Adjusted Bond Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
International Market Sovereign – continued
Republic of Italy, Inflation Linked Bond, 1.3%, 5/15/2028	EUR	4,121,904	$ 5,649,355
Republic of Italy, Inflation Linked Bond, 0.4%, 5/15/2030		2,528,200	3,275,682
Republic of Italy, Inflation Linked Bond, 2.35%, 9/15/2035		1,461,494	2,454,150
Republic of Italy, Inflation Linked Bond, 2.55%, 9/15/2041		2,593,002	4,763,396
Republic of Portugal, 0.9%, 10/12/2035 (n)		1,450,000	1,898,246
United Kingdom Treasury, 4.5%, 12/07/2042	GBP	2,265,000	5,509,308
United Kingdom Treasury, Inflation Linked Bond, 0.75%, 3/22/2034		1,450,658	3,108,124
United Kingdom Treasury, Inflation Linked Bond, 2%, 1/26/2035		1,925,558	4,760,239
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 11/22/2036		2,036,772	4,346,143
United Kingdom Treasury, Inflation Linked Bond, 1.125%, 11/22/2037		1,032,908	2,574,675
United Kingdom Treasury, Inflation Linked Bond, 0.625%, 3/22/2040		1,145,511	2,809,499
United Kingdom Treasury, Inflation Linked Bond, 0.625%, 11/22/2042		1,370,962	3,567,826
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/2044		1,778,041	4,349,832
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/2046		918,771	2,334,346
United Kingdom Treasury, Inflation Linked Bond, 0.75%, 11/22/2047		1,016,774	3,019,402
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 8/10/2048		240,908	643,859
United Kingdom Treasury, Inflation Linked Bond, 0.5%, 3/22/2050		1,443,541	4,284,731
United Kingdom Treasury, Inflation Linked Bond, 0.25%, 3/22/2052		1,270,239	3,721,175
United Kingdom Treasury, Inflation Linked Bond, 1.25%, 11/22/2055		725,604	2,805,139
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 11/22/2056		694,225	2,156,475
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/2058		1,431,157	4,541,639
United Kingdom Treasury, Inflation Linked Bond, 0.375%, 3/22/2062		1,165,268	4,248,834
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 11/22/2065		434,950	1,624,254
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/2068		1,072,253	4,311,517
			$ 129,302,074
Medical & Health Technology & Services – 0.3%
ProMedica Toledo Hospital, “B”, AGM, 5.325%, 11/15/2028		$487,000	$ 585,875
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038		144,000	172,554
			$758,429
Issuer	Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – 0.5%
Freddie Mac, 3.85%, 5/25/2028	$390,000	$ 464,748
Freddie Mac, 3.854%, 6/25/2028	555,000	661,427
Freddie Mac, 1.662%, 5/25/2030 (i)	1,221,668	170,091
Freddie Mac, 1.169%, 9/25/2030 (i)	646,322	67,023
		$1,363,289
Municipals – 1.5%
California Department of Water Resources Rev. (Central Valley Project Water System), “BC”, 1.409%, 12/01/2029	$320,000	$ 320,682
Chicago, IL, Board of Education, “E”, BAM, 6.138%, 12/01/2039	550,000	704,797
Florida State Board of Administration Finance Corp. Rev., “A”, 1.705%, 7/01/2027	458,000	475,399
Illinois Sales Tax Securitization Corp., Second Lien, “B”, BAM, 3.411%, 1/01/2043	480,000	509,477
Port Authority of NY & NJ, “AAA”, 1.086%, 7/01/2023	410,000	416,109
Texas Transportation Commission, Central Texas Turnpike System First Tier Refunding Rev., Taxable, “B”, 1.98%, 8/15/2042	380,000	383,580
University of California, General Taxable Rev., “BG”, 1.614%, 5/15/2030	410,000	414,313
University of Missouri Curators Facilities Rev, “A”, 2.012%, 11/01/2027	585,000	619,392
		$3,843,749
U.S. Government Agencies and Equivalents – 0.2%
Tennessee Valley Authority, 0.75%, 5/15/2025	$394,000	$ 398,966
U.S. Treasury Inflation Protected Securities – 42.7%
U.S. Treasury Bonds, 0.375%, 7/15/2023	$1,766,633	$ 1,871,207
U.S. Treasury Bonds, 0.625%, 1/15/2024	946,283	1,015,457
U.S. Treasury Bonds, 0.25%, 1/15/2025	1,942,463	2,095,661
U.S. Treasury Bonds, 2.375%, 1/15/2025	3,692,242	4,313,693
U.S. Treasury Bonds, 0.625%, 1/15/2026	2,082,001	2,323,431
U.S. Treasury Bonds, 2%, 1/15/2026	2,071,411	2,462,341
U.S. Treasury Bonds, 0.375%, 1/15/2027	5,501,499	6,137,478
U.S. Treasury Bonds, 2.375%, 1/15/2027	2,779,781	3,454,967
U.S. Treasury Bonds, 1.75%, 1/15/2028	9,195,847	11,276,009
U.S. Treasury Bonds, 3.625%, 4/15/2028	5,906,430	8,118,052
U.S. Treasury Bonds, 2.5%, 1/15/2029	662,151	869,507

10

MFS Inflation-Adjusted Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Treasury Inflation Protected Securities – continued
U.S. Treasury Bonds, 3.875%, 4/15/2029	$3,628,577	$ 5,226,506
U.S. Treasury Bonds, 2.125%, 2/15/2040	3,068,243	4,748,095
U.S. Treasury Bonds, 2.125%, 2/15/2041	1,482,633	2,323,065
U.S. Treasury Bonds, 0.75%, 2/15/2042 (f)	6,142,858	7,810,676
U.S. Treasury Bonds, 0.625%, 2/15/2043	3,040,736	3,786,241
U.S. Treasury Bonds, 1.375%, 2/15/2044	822,259	1,182,798
U.S. Treasury Bonds, 1%, 2/15/2046	1,060,419	1,444,456
U.S. Treasury Bonds, 1%, 2/15/2048	2,566,796	3,568,744
U.S. Treasury Bonds, 1%, 2/15/2049	1,014,026	1,425,998
U.S. Treasury Notes, 0.125%, 1/15/2022 (f)	6,380,063	6,493,852
U.S. Treasury Notes, 0.125%, 1/15/2023	2,270,704	2,358,559
U.S. Treasury Notes, 0.125%, 7/15/2024	4,195,438	4,491,411
U.S. Treasury Notes, 0.375%, 7/15/2025	2,951,290	3,240,819
U.S. Treasury Notes, 0.125%, 7/15/2026	3,569,385	3,924,360
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Treasury Inflation Protected Securities – continued
U.S. Treasury Notes, 0.375%, 7/15/2027	$3,193,200	$ 3,591,441
U.S. Treasury Notes, 0.5%, 1/15/2028	4,934,790	5,593,656
U.S. Treasury Notes, 0.25%, 7/15/2029	2,177,288	2,463,750
U.S. Treasury Notes, 0.125%, 1/15/2030	1,214,412	1,354,197
U.S. Treasury Notes, 0.125%, 7/15/2030	1,381,121	1,548,564
		$ 110,514,991
Total Bonds (Identified Cost, $213,289,679)		$256,300,845
Investment Companies (h) – 0.6%
Money Market Funds – 0.6%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $1,558,229)	1,558,230	$ 1,558,229
Other Assets, Less Liabilities – 0.5%		1,188,729
Net Assets – 100.0%		$259,047,803

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $1,558,229 and $256,300,845, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $12,677,121, representing 4.9% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
BAM	Build America Mutual
CLO	Collateralized Loan Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

11

MFS Inflation-Adjusted Bond Portfolio
Portfolio of Investments – continued
Derivative Contracts at 12/31/20
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	1,703,000	USD	1,273,258	Brown Brothers Harriman	1/15/2021	$ 39,846
AUD	1,930,000	USD	1,398,850	Goldman Sachs International	1/15/2021	89,283
AUD	2,453,490	USD	1,803,806	JPMorgan Chase Bank N.A.	1/15/2021	87,966
AUD	1,617,000	USD	1,201,093	Merrill Lynch International	1/15/2021	45,701
AUD	710,000	USD	541,214	Morgan Stanley Capital Services, Inc.	1/15/2021	6,234
CAD	786,000	USD	599,713	Brown Brothers Harriman	1/15/2021	17,812
CAD	1,469,753	USD	1,119,472	JPMorgan Chase Bank N.A.	1/15/2021	35,247
CAD	1,000,000	USD	775,658	Merrill Lynch International	1/15/2021	9,997
DKK	3,519,185	USD	556,767	JPMorgan Chase Bank N.A.	1/15/2021	21,021
EUR	460,000	USD	559,937	Barclays Bank PLC	1/15/2021	2,175
EUR	270,000	USD	326,372	Brown Brothers Harriman	1/15/2021	3,563
EUR	1,488,117	USD	1,780,961	Citibank N.A.	1/15/2021	37,492
EUR	835,000	USD	992,593	Credit Suisse Group	1/15/2021	27,763
EUR	4,297,832	USD	5,087,959	JPMorgan Chase Bank N.A.	1/15/2021	163,917
EUR	612,000	USD	728,001	State Street Bank Corp.	1/15/2021	19,853
GBP	8,852,369	USD	11,459,121	JPMorgan Chase Bank N.A.	1/15/2021	647,718
GBP	768,000	USD	1,025,629	Merrill Lynch International	1/15/2021	24,718
GBP	205,000	USD	276,209	Morgan Stanley Capital Services, Inc.	1/15/2021	4,157
GBP	1,102,945	USD	1,468,950	State Street Bank Corp.	1/15/2021	39,480
JPY	130,032,000	USD	1,248,422	JPMorgan Chase Bank N.A.	1/15/2021	11,073
JPY	216,413,014	USD	2,054,254	Merrill Lynch International	1/15/2021	41,931
NOK	28,959,683	USD	3,163,977	JPMorgan Chase Bank N.A.	1/15/2021	213,579
NOK	10,223,000	USD	1,149,582	Morgan Stanley Capital Services, Inc.	1/15/2021	42,722
NZD	177,000	USD	125,739	Barclays Bank PLC	1/15/2021	1,621
NZD	1,932,000	USD	1,323,289	Merrill Lynch International	1/15/2021	66,879
NZD	4,887,047	USD	3,364,339	Morgan Stanley Capital Services, Inc.	1/15/2021	152,128
NZD	4,210,877	USD	2,919,804	State Street Bank Corp.	1/15/2021	110,126
SEK	400,000	USD	47,027	Brown Brothers Harriman	1/15/2021	1,597
SEK	32,910,000	USD	3,735,444	Merrill Lynch International	1/15/2021	265,126
USD	2,104,564	EUR	1,718,432	State Street Bank Corp.	1/15/2021	4,671
						$ 2,235,396
Liability Derivatives
EUR	380,000	USD	466,032	Morgan Stanley Capital Services, Inc.	1/15/2021	$ (1,678)
EUR	500,000	USD	613,016	State Street Bank Corp.	1/15/2021	(2,025)
USD	1,344,019	AUD	1,875,000	Citibank N.A.	1/15/2021	(101,707)
USD	1,308,745	AUD	1,826,746	Goldman Sachs International	1/15/2021	(99,774)
USD	1,244,616	AUD	1,768,000	Merrill Lynch International	1/15/2021	(118,608)
USD	590,676	CAD	786,000	BNP Paribas S.A.	1/15/2021	(26,849)
USD	1,276,373	CAD	1,677,000	Goldman Sachs International	1/15/2021	(41,170)
USD	2,430,489	CAD	3,162,703	State Street Bank Corp.	1/15/2021	(54,304)
USD	421,570	EUR	359,000	Merrill Lynch International	1/15/2021	(17,122)
USD	8,077,166	EUR	6,748,437	State Street Bank Corp.	1/15/2021	(169,306)
USD	469,921	GBP	361,000	JPMorgan Chase Bank N.A.	1/15/2021	(23,796)
USD	1,969,669	GBP	1,479,000	Morgan Stanley Capital Services, Inc.	1/15/2021	(53,068)
USD	1,710,145	GBP	1,288,000	NatWest Markets PLC	1/15/2021	(51,373)
USD	1,207,180	GBP	910,425	State Street Bank Corp.	1/15/2021	(37,954)
USD	1,288,704	JPY	134,595,000	Morgan Stanley Capital Services, Inc.	1/15/2021	(14,988)
USD	2,556,355	JPY	266,049,000	State Street Bank Corp.	1/15/2021	(20,607)
USD	1,269,348	NOK	11,850,000	Morgan Stanley Capital Services, Inc.	1/15/2021	(112,713)
USD	1,277,394	NZD	1,813,000	Citibank N.A.	1/15/2021	(27,147)
USD	5,671,231	NZD	8,533,946	JPMorgan Chase Bank N.A.	1/15/2021	(469,357)
12

MFS Inflation-Adjusted Bond Portfolio
Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
USD	2,170,613	SEK	19,109,383	Merrill Lynch International	1/15/2021	$ (152,341)
						$(1,595,887)
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
Euro-Bund 10 yr	Short	EUR	33	$7,161,460	March – 2021	$(18,626)
U.S. Treasury Note 10 yr	Short	USD	50	6,903,906	March – 2021	(13,072)
U.S. Treasury Ultra Note 10 yr	Short	USD	21	3,283,547	March – 2021	(11,373)
						$(43,071)
At December 31, 2020, the fund had liquid securities with an aggregate value of $253,065 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
13

MFS Inflation-Adjusted Bond Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/20 Assets
Investments in unaffiliated issuers, at value (identified cost, $213,289,679)	$256,300,845
Investments in affiliated issuers, at value (identified cost, $1,558,229)	1,558,229
Receivables for
Forward foreign currency exchange contracts	2,235,396
Fund shares sold	13
Interest	710,180
Other assets	1,538
Total assets	$260,806,201
Liabilities
Payables for
Forward foreign currency exchange contracts	$1,595,887
Net daily variation margin on open futures contracts	9,898
Fund shares reacquired	82,909
Payable to affiliates
Investment adviser	6,890
Administrative services fee	226
Shareholder servicing costs	24
Distribution and/or service fees	1,720
Payable for independent Trustees' compensation	174
Accrued expenses and other liabilities	60,670
Total liabilities	$1,758,398
Net assets	$259,047,803
Net assets consist of
Paid-in capital	$210,274,603
Total distributable earnings (loss)	48,773,200
Net assets	$259,047,803
Shares of beneficial interest outstanding	21,608,285
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$132,577,161	10,995,751	$12.06
Service Class	126,470,642	10,612,534	11.92
See Notes to Financial Statements
14

MFS Inflation-Adjusted Bond Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/20
Net investment income (loss)
Income
Interest	$2,450,473
Dividends from affiliated issuers	43,348
Other	52
Total investment income	$2,493,873
Expenses
Management fee	$1,232,114
Distribution and/or service fees	300,536
Shareholder servicing costs	4,651
Administrative services fee	43,384
Independent Trustees' compensation	8,332
Custodian fee	31,603
Shareholder communications	26,349
Audit and tax fees	45,008
Legal fees	2,089
Miscellaneous	31,748
Total expenses	$1,725,814
Reduction of expenses by investment adviser	(27,069)
Net expenses	$1,698,745
Net investment income (loss)	$795,128
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$4,947,931
Affiliated issuers	182
Futures contracts	(397,781)
Forward foreign currency exchange contracts	512,897
Foreign currency	16,602
Net realized gain (loss)	$5,079,831
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$23,002,810
Affiliated issuers	(288)
Futures contracts	(43,071)
Forward foreign currency exchange contracts	633,684
Translation of assets and liabilities in foreign currencies	3,178
Net unrealized gain (loss)	$23,596,313
Net realized and unrealized gain (loss)	$28,676,144
Change in net assets from operations	$29,471,272
See Notes to Financial Statements
15

MFS Inflation-Adjusted Bond Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/20	12/31/19
Change in net assets
From operations
Net investment income (loss)	$795,128	$2,592,693
Net realized gain (loss)	5,079,831	2,354,598
Net unrealized gain (loss)	23,596,313	15,976,261
Change in net assets from operations	$29,471,272	$20,923,552
Total distributions to shareholders	$(4,060,387)	$(4,025,008)
Change in net assets from fund share transactions	$(23,509,756)	$(26,028,674)
Total change in net assets	$1,901,129	$(9,130,130)
Net assets
At beginning of period	257,146,674	266,276,804
At end of period	$259,047,803	$257,146,674
See Notes to Financial Statements
16

MFS Inflation-Adjusted Bond Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$10.81	$10.15	$10.81	$9.98	$9.73
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.12	$0.19	$0.13	$0.07(c)
Net realized and unrealized gain (loss)	1.40	0.72	(0.67)	0.70	0.18
Total from investment operations	$1.45	$0.84	$(0.48)	$0.83	$0.25
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.18)	$(0.18)	$—	$—
From net realized gain	(0.15)	—	—	—	—
Total distributions declared to shareholders	$(0.20)	$(0.18)	$(0.18)	$—	$—
Net asset value, end of period (x)	$12.06	$10.81	$10.15	$10.81	$9.98
Total return (%) (k)(r)(s)(x)	13.55	8.26	(4.47)	8.32	2.57(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.58	0.57	0.57	0.56	0.55(c)
Expenses after expense reductions (f)	0.57	0.56	0.56	0.55	0.54(c)
Net investment income (loss)	0.45	1.11	1.78	1.28	0.65(c)
Portfolio turnover	46	62	63	40	47
Net assets at end of period (000 omitted)	$132,577	$131,221	$134,599	$162,429	$168,857
Service Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$10.69	$10.03	$10.68	$9.89	$9.66
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.09	$0.16	$0.11	$0.04(c)
Net realized and unrealized gain (loss)	1.38	0.72	(0.66)	0.68	0.19
Total from investment operations	$1.40	$0.81	$(0.50)	$0.79	$0.23
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.15)	$(0.15)	$—	$—
From net realized gain	(0.15)	—	—	—	—
Total distributions declared to shareholders	$(0.17)	$(0.15)	$(0.15)	$—	$—
Net asset value, end of period (x)	$11.92	$10.69	$10.03	$10.68	$9.89
Total return (%) (k)(r)(s)(x)	13.21	8.05	(4.70)	7.99	2.38(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.82	0.82	0.81	0.80(c)
Expenses after expense reductions (f)	0.82	0.81	0.81	0.80	0.79(c)
Net investment income (loss)	0.19	0.86	1.54	1.03	0.40(c)
Portfolio turnover	46	62	63	40	47
Net assets at end of period (000 omitted)	$126,471	$125,926	$131,678	$165,418	$169,077

See Notes to Financial Statements
17

MFS Inflation-Adjusted Bond Portfolio
Financial Highlights - continued
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
18

MFS Inflation-Adjusted Bond Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Inflation-Adjusted Bond Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service.  Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value
19

MFS Inflation-Adjusted Bond Portfolio
Notes to Financial Statements  - continued
has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2020 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$110,913,957	$—	$110,913,957
Non - U.S. Sovereign Debt	—	132,686,615	—	132,686,615
Municipal Bonds	—	3,843,749	—	3,843,749
U.S. Corporate Bonds	—	2,113,166	—	2,113,166
Residential Mortgage-Backed Securities	—	1,363,289	—	1,363,289
Commercial Mortgage-Backed Securities	—	1,622,450	—	1,622,450
Asset-Backed Securities (including CDOs)	—	3,300,430	—	3,300,430
Foreign Bonds	—	457,189	—	457,189
Mutual Funds	1,558,229	—	—	1,558,229
Total	$1,558,229	$256,300,845	$—	$257,859,074
Other Financial Instruments
Futures Contracts – Liabilities	$(43,071)	$—	$—	$(43,071)
Forward Foreign Currency Exchange Contracts – Assets	—	2,235,396	—	2,235,396
Forward Foreign Currency Exchange Contracts – Liabilities	—	(1,595,887)	—	(1,595,887)
For further information regarding security characteristics, see the Portfolio of Investments.
Inflation-Adjusted Debt Securities — The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund also invests in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
20

MFS Inflation-Adjusted Bond Portfolio
Notes to Financial Statements  - continued
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2020 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(43,071)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	2,235,396	(1,595,887)
Total		$2,235,396	$(1,638,958)
(a) Values presented in this table for futures contracts correspond to the values reported in the fund's Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund's Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2020 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(397,781)	$—
Foreign Exchange	—	512,897
Total	$(397,781)	$512,897
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2020 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(43,071)	$—
Foreign Exchange	—	633,684
Total	$(43,071)	$633,684
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and
21

MFS Inflation-Adjusted Bond Portfolio
Notes to Financial Statements  - continued
collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund's maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
22

MFS Inflation-Adjusted Bond Portfolio
Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals, amortization and accretion of debt securities, and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$1,154,218	$4,025,008
Long-term capital gains	2,906,169	—
Total distributions	$4,060,387	$4,025,008
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/20
Cost of investments	$216,321,114
Gross appreciation	42,151,555
Gross depreciation	(17,157)
Net unrealized appreciation (depreciation)	$42,134,398
Undistributed ordinary income	3,480,767
Undistributed long-term capital gain	3,149,918
Other temporary differences	8,117
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$2,232,579	$2,224,301
Service Class	1,827,808	1,800,707
Total	$4,060,387	$4,025,008
23

MFS Inflation-Adjusted Bond Portfolio
Notes to Financial Statements  - continued
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets.
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $27,069, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.49% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $4,406, which equated to 0.0018% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $245.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0176% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2020, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$35,572,762	$49,238,017
Non-U.S. Government securities	75,800,504	77,407,045
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
24

MFS Inflation-Adjusted Bond Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/20		Year ended 12/31/19
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	374,195	$4,175,215	93,016	$988,416
Service Class	858,418	9,808,809	818,315	8,634,490
	1,232,613	$13,984,024	911,331	$9,622,906
Shares issued to shareholders in reinvestment of distributions
Initial Class	194,137	$2,232,579	201,112	$2,224,301
Service Class	160,616	1,827,808	164,598	1,800,707
	354,753	$4,060,387	365,710	$4,025,008
Shares reacquired
Initial Class	(1,708,677)	$(18,314,665)	(1,416,512)	$(15,199,661)
Service Class	(2,189,184)	(23,239,502)	(2,325,801)	(24,476,927)
	(3,897,861)	$(41,554,167)	(3,742,313)	$(39,676,588)
Net change
Initial Class	(1,140,345)	$(11,906,871)	(1,122,384)	$(11,986,944)
Service Class	(1,170,150)	(11,602,885)	(1,342,888)	(14,041,730)
	(2,310,495)	$(23,509,756)	(2,465,272)	$(26,028,674)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 27%, 17%, and 7%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $1,342 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$6,004,405	$85,385,112	$89,831,182	$182	$(288)	$1,558,229
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$43,348	$—
25

MFS Inflation-Adjusted Bond Portfolio
Notes to Financial Statements  - continued
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund's investments and the fund's performance.
26

MFS Inflation-Adjusted Bond Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Inflation-Adjusted Bond Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Inflation-Adjusted Bond Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
27

MFS Inflation-Adjusted Bond Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A
John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A
James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
28

MFS Inflation-Adjusted Bond Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
29

MFS Inflation-Adjusted Bond Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Robert Spector Erik Weisman
30

MFS Inflation-Adjusted Bond Portfolio
Board Review of Investment Advisory Agreement
MFS Inflation-Adjusted Bond Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 5th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that the total return performance (Class A shares) of the Fund’s retail counterpart Inflation-Adjusted Bond Fund, which has substantially similar investment strategies, was in the 3rd quintile relative
31

MFS Inflation-Adjusted Bond Portfolio
Board Review of Investment Advisory Agreement - continued
to the other funds in its Broadridge performance universe for the five-year period ended December 31, 2019. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.
32

MFS Inflation-Adjusted Bond Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $3,197,000 as capital gain dividends paid during the fiscal year.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
33

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
34

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
35

Annual Report
December 31, 2020
MFS®  Limited Maturity Portfolio
MFS® Variable Insurance Trust III
VLT-ANN

MFS® Limited Maturity Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Limited Maturity Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 16, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

MFS Limited Maturity Portfolio
Portfolio Composition
Portfolio structure at value (v)
Portfolio structure reflecting equivalent exposure of derivative positions (i)

Fixed income sectors (i)
Investment Grade Corporates	45.5%
U.S. Treasury Securities	36.3%
Collateralized Debt Obligations	11.9%
Commercial Mortgage-Backed Securities	7.5%
Asset-Backed Securities	7.2%
Municipal Bonds	3.5%
Emerging Markets Bonds	2.6%
High Yield Corporates	1.8%
Mortgage-Backed Securities	1.5%
Residential Mortgage-Backed Securities	1.3%
Composition including fixed income credit quality (a)(i)
AAA	11.6%
AA	11.2%
A	23.3%
BBB	30.0%
BB	1.8%
B	0.1%
U.S. Government	15.3%
Federal Agencies	1.5%
Not Rated	24.3%
Cash & Cash Equivalents	1.9%
Other	(21.0)%
Portfolio facts (i)
Average Duration (d)	1.9
Average Effective Maturity (m)	2.2 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change.U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency.The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

MFS Limited Maturity Portfolio
Portfolio Composition - continued
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2020.
The portfolio is actively managed and current holdings may be different.

MFS Limited Maturity Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2020, Initial Class shares of the MFS Limited Maturity Portfolio (fund) provided a total return of 4.34%, while Service Class shares of the fund provided a total return of 4.15%. These compare with a return of 3.33% over the same period for the fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index.
Market Environment
Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest — albeit the deepest and steepest — recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public's willingness to be inoculated.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.
In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.
Factors Affecting Performance
Relative to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index, the fund's asset allocation decisions benefited performance over the reporting period. From a sector perspective, the fund's out-of-benchmark allocation to both the collateralized mortgage obligations (CMOs) and asset-backed securities (ABS) sectors, as well as an overweight allocation to the industrials sector, lifted relative returns. From a quality perspective, the fund's out-of-benchmark allocation to “BB” rated(r) bonds benefited relative results and outweighed the negative impacts from the fund's overweight allocation to “BBB” securities.
Security selection further supported relative performance over the reporting period. Here, from a sector perspective, bond selection within both the industrials and financial institutions sectors added to relative returns. From a quality perspective, issuer selection within “BBB” and “A” rated bonds also contributed to relative performance.
Respectfully,
Portfolio Manager(s)
Philipp Burgener and Alexander Mackey
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody's Investors Service, Standard & Poor's, and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 Rating Agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Limited Maturity Portfolio
Performance Summary Through 12/31/20
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/20
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	3/07/08	4.34%	2.83%	1.89%
Service Class	3/07/08	4.15%	2.58%	1.63%
Comparative benchmark(s)
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (f)	3.33%	2.21%	1.60%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index(a) - a market capitalization-weighted index that measures the performance of the short-term (1 to 3 years) investment-grade corporate and U.S. government bond markets.
It is not possible to invest directly in an index.
(a)	BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

MFS Limited Maturity Portfolio
Performance Summary – continued
Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Limited Maturity Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2020 through December 31, 2020
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.45%	$1,000.00	$1,023.60	$2.29
	Hypothetical (h)	0.45%	$1,000.00	$1,022.87	$2.29
Service Class	Actual	0.70%	$1,000.00	$1,022.69	$3.56
	Hypothetical (h)	0.70%	$1,000.00	$1,021.62	$3.56
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MFS Limited Maturity Portfolio
Portfolio of Investments − 12/31/20
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 97.6%
Aerospace – 0.3%
Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025	$1,049,000	$ 1,166,491
Raytheon Technologies Corp., 3.65%, 8/16/2023	114,000	122,903
		$1,289,394
Asset-Backed & Securitized – 27.8%
ALM Loan Funding, CLO, 2015-16A, “BR2”, FLR, 2.136% (LIBOR - 3mo. + 1.9%), 7/15/2027 (n)	$1,900,315	$ 1,892,227
AmeriCredit Automobile Receivables Trust, 2017-2, “C”, 2.97%, 3/20/2023	1,718,382	1,735,757
AmeriCredit Automobile Receivables Trust, 2020-1, “C”, 1.59%, 10/20/2025	659,000	671,145
Arbor Realty Trust, Inc., CLO, 2019-FL1, “A”, FLR, 1.308% (LIBOR - 1mo. + 1.15%), 5/15/2037 (n)	2,210,000	2,201,761
AREIT CRE Trust, 2019-CRE3, “AS”, FLR, 1.453% (LIBOR - 1mo. + 1.3%), 9/14/2036 (n)	647,000	634,109
AREIT CRE Trust, 2019-CRE3, “B”, FLR, 1.703% (LIBOR - 1mo. + 1.55%), 9/14/2036 (n)	319,500	308,615
AREIT CRE Trust, 2019-CRE3, “C”, FLR, 2.053% (LIBOR - 1mo. + 1.9%), 9/14/2036 (n)	264,000	256,329
Avery Point CLO Ltd., 2014-1A, “CR”, FLR, 2.564% (LIBOR - 3mo. + 2.35%), 4/25/2026 (n)	1,720,000	1,716,847
Ballyrock Ltd., CLO, 2018-1A, “A2”, FLR, 1.818% (LIBOR - 3mo. + 1.6%), 4/20/2031 (n)	1,748,737	1,724,284
Ballyrock Ltd., CLO, 2018-1A, “B”, FLR, 2.118% (LIBOR - 3mo. + 1.9%), 4/20/2031 (n)	741,069	725,564
Bancorp Commercial Mortgage Trust, 2018-CRE3, “B”, FLR, 1.708% (LIBOR - 1mo. + 1.55%), 1/15/2033 (n)	1,605,087	1,580,830
Bancorp Commercial Mortgage Trust, 2018-CRE4, “AS”, FLR, 1.258% (LIBOR - 1mo. + 1.1%), 9/15/2035 (n)	1,736,000	1,716,897
Bancorp Commercial Mortgage Trust, 2019-CRE5, “A”, FLR, 1.159% (LIBOR - 1mo. + 1%), 3/15/2036 (n)	713,475	704,915
Bancorp Commercial Mortgage Trust, 2019-CRE5, “AS”, FLR, 1.508% (LIBOR - 1mo. + 1.35%), 3/15/2036 (n)	1,247,481	1,231,059
Bancorp Commercial Mortgage Trust, 2019-CRE5, “B”, FLR, 1.658% (LIBOR - 1mo. + 1.5%), 3/15/2036 (n)	1,727,281	1,693,153
Bancorp Commercial Mortgage Trust, 2019-CRE6, “AS”, FLR, 1.458% (LIBOR - 1mo. + 1.3%), 9/15/2036 (n)	1,410,155	1,360,691
Bancorp Commercial Mortgage Trust, 2019-CRE6, “B”, FLR, 1.708% (LIBOR - 1mo. + 1.55%), 9/15/2036 (n)	1,776,462	1,749,540
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Barclays Commercial Mortgage Securities LLC, 2018-C2, “XA”, 0.769%, 12/15/2051 (i)(n)	$22,075,323	$ 1,113,570
BSPRT Ltd., 2018-FL4, “A”, FLR, 2.258% (LIBOR - 1mo. + 2.1%), 9/15/2035 (n)	2,076,000	1,998,638
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	417,440	423,330
BXMT Ltd., 2020-FL2, “B”, FLR, 1.552% (LIBOR - 1mo. + 1.4%), 2/16/2037 (n)	1,445,000	1,425,205
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	557,029	574,022
Caravana Auto Receivables Trust, 2019-1A, “B”, 3.29%, 8/15/2023 (n)	2,927,000	2,961,338
CD Commercial Mortgage Trust, 2017-CD4, “XA”, 1.293%, 5/10/2050 (i)	17,295,121	1,010,884
CF Hippolyta Issuer LLC, 2020-1, “A1”, 1.69%, 7/15/2060 (n)	356,478	362,987
CF Hippolyta Issuer LLC, 2020-1, “B1”, 2.28%, 7/15/2060 (n)	112,767	114,371
Chesapeake Funding II LLC, 2017-2A, “B”, 2.81%, 5/15/2029 (n)	1,200,000	1,203,329
Chesapeake Funding II LLC, 2017-2A, “C”, 3.01%, 5/15/2029 (n)	536,000	538,577
Chesapeake Funding II LLC, 2017-3A, “B”, 2.57%, 8/15/2029 (n)	869,000	872,073
Chesapeake Funding II LLC, 2017-4A, “B”, 2.59%, 11/15/2029 (n)	741,000	747,658
Chesapeake Funding II LLC, 2017-4A, “C”, 2.76%, 11/15/2029 (n)	994,000	1,004,635
Commercial Mortgage Pass-Through Certificates, 2019-BN24,“XA”, 0.647%, 11/15/2062 (i)	8,907,276	447,013
Cutwater Ltd., 2015-1A, “AR”, FLR, 1.457% (LIBOR - 3mo. + 1.22%), 1/15/2029 (n)	2,525,957	2,515,927
Dell Equipment Finance Trust, 2018-2, “B”, 3.55%, 10/22/2023 (n)	1,843,000	1,872,770
Dell Equipment Finance Trust, 2020-1, “A2”, 2.26%, 6/22/2022 (n)	754,000	762,800
DT Auto Owner Trust, 2017-1A, “D”, 3.55%, 11/15/2022 (n)	303	303
DT Auto Owner Trust, 2017-3A, “D”, 3.58%, 5/15/2023 (n)	464,313	467,374
DT Auto Owner Trust, 2018-2A, “C”, 3.67%, 3/15/2024 (n)	192,930	193,622
Exantas Capital Corp. CLO Ltd., 2019-RS07, “B”, FLR, 1.852% (LIBOR - 1mo. + 1.7%), 4/15/2036 (n)	1,927,000	1,883,833
Exeter Automobile Receivables Trust, 2019-3A, “C”, 2.79%, 5/15/2024 (n)	2,150,000	2,195,532
Exeter Automobile Receivables Trust, 2020-1, 2.26%, 4/15/2024 (n)	365,000	370,025
Exeter Automobile Receivables Trust, 2020-1A, 2.49%, 1/15/2025 (n)	500,000	511,023
Figueroa CLO Ltd., 2014-1A, “BR”, FLR, 1.737% (LIBOR - 3mo. + 1.5%), 1/15/2027 (n)	2,520,000	2,526,300

MFS Limited Maturity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Fort CRE LLC, 2018-1A, “A1”, FLR, 1.495% (LIBOR - 1mo. + 1.35%), 11/16/2035 (n)	$2,596,500	$ 2,576,045
General Motors, 2019-1, “B”, 2.86%, 4/15/2024 (n)	1,228,000	1,261,186
General Motors, 2019-1, “C”, 3.06%, 4/15/2024 (n)	945,000	969,204
GLS Auto Receivables Trust, 2020-1A, “A”, 2.17%, 2/15/2024 (n)	521,709	527,299
GM Financial Automobile Leasing Trust, 2020-1, “B”, 1.84%, 12/20/2023	622,000	633,246
GM Financial Automobile Leasing Trust, 2020-1, “C”, 2.04%, 12/20/2023	456,000	463,779
Grand Avenue CRE Ltd., 2019-FL1, “A”, FLR, 1.278% (LIBOR - 1mo. + 1.12%), 6/15/2037 (n)	1,512,500	1,505,137
Granite Point Mortgage Trust, Inc., 2018-FL1, “A” FLR, 1.051% (LIBOR - 1mo. + 0.9%), 11/21/2035 (n)	373,200	370,902
GS Mortgage Securities Trust, 2017-GS6, “XA”, 1.034%, 5/10/2050 (i)	15,707,655	875,276
GS Mortgage Securities Trust, 2017-GS7, “XA”, 1.121%, 8/10/2050 (i)	15,669,724	873,979
GS Mortgage Securities Trust, 2020-GC47, “A5”, 1.131%, 5/12/2053 (i)	8,352,878	741,405
Hertz Fleet Lease Funding LP, 2018-1, “B”, 3.64%, 5/10/2032 (n)	1,106,000	1,114,718
Hertz Fleet Lease Funding LP, 2018-1, “C”, 3.77%, 5/10/2032 (n)	635,000	638,722
Invitation Homes Trust, 2018-SFR1, “B”, FLR, 1.103% (LIBOR - 1mo. + 0.95%), 3/17/2037 (n)	1,366,000	1,354,694
Invitation Homes Trust, 2018-SFR2, “A”, FLR, 1.003% (LIBOR - 1mo. + 0.85%), 12/17/2036 (n)	2,527,767	2,521,602
Invitation Homes Trust, 2018-SFR2, “A”, FLR, 1.059% (LIBOR - 1mo. + 0.9%), 6/17/2037 (n)	1,817,234	1,821,238
JPMorgan Chase Commercial Mortgage Securities Corp., 1.055%, 9/15/2050 (i)	14,897,506	739,768
KKR Real Estate Financial Trust, Inc., 2018-FL1, “C”, FLR, 2.153% (LIBOR - 1mo. + 2%), 6/15/2036 (n)	1,355,500	1,331,945
LoanCore Ltd., 2018-CRE1, “AS”, FLR, 1.658% (LIBOR - 1mo. + 1.5%), 5/15/2028 (n)	2,225,000	2,211,610
LoanCore Ltd., 2018-CRE1, “C”, FLR, 2.709% (LIBOR - 1mo. + 2.55%), 5/15/2028 (n)	741,500	719,445
LoanCore Ltd., 2019-CRE3, “A”, FLR, 1.208% (LIBOR - 1mo. + 1.05%), 4/15/2034 (n)	1,178,674	1,165,495
LoanCore Ltd., 2019-CRE3, “AS”, FLR, 1.529% (LIBOR - 1mo. + 1.37%), 4/15/2034 (n)	2,069,144	2,027,984
Loomis, Sayles & Co., CLO, 2015-2A, “A1R”, FLR, 1.137% (LIBOR - 3mo. + 0.9%), 4/15/2028 (n)	1,385,341	1,381,517
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Loomis, Sayles & Co., CLO, 2015-2A, “A2R”, FLR, 1.636% (LIBOR - 3mo. + 1.4%), 4/15/2028 (n)	$1,854,111	$ 1,838,134
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 1.717% (LIBOR - 3mo. + 1.5%), 4/19/2030 (n)	2,779,008	2,783,110
Magnetite CLO Ltd., 2015-16A, “BR”, FLR, 1.417% (LIBOR - 3mo. + 1.2%), 1/18/2028 (n)	3,559,000	3,525,286
Man GLG U.S. CLO Ltd., 2018-2A, “BR”, FLR, 2.686% (LIBOR - 3mo. + 2.45%), 10/15/2028	2,309,265	2,274,088
MF1 CLO Ltd., 2019-FL2, “A”, FLR, 1.278% (LIBOR - 1mo. + 1.13%), 12/25/2034 (n)	1,307,000	1,294,802
MF1 CLO Ltd., 2019-FL2, “AS”, FLR, 1.58% (LIBOR - 1mo. + 1.43%), 12/25/2034 (n)	1,307,000	1,293,993
MF1 Ltd., 2020-FL3, “B”, FLR, 3.908% (LIBOR - 1mo. + 3.75%), 7/15/2035 (z)	192,000	194,512
MF1 Ltd., 2020-FL3, “C”, FLR, 4.658% (LIBOR - 1mo. + 4.5%), 7/15/2035 (z)	274,500	279,802
MF1 Multi-Family Housing Mortgage Loan Trust, 2020-FL4, “B”, FLR, 2.908% (LIBOR - 1mo. + 2.75%), 11/15/2035 (n)	1,946,000	1,948,902
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C33, “XA”, 1.397%, 5/15/2050 (i)	16,888,928	947,307
Morgan Stanley Capital I Trust, 2017-H1, “XA”, 1.418%, 6/15/2050 (i)	7,690,181	464,595
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.859%, 12/15/2051 (i)	17,957,029	982,680
Mountain Hawk CLO Ltd., 2014-3A, “BR”, FLR, 2.018% (LIBOR - 3mo. + 1.8%), 4/18/2025 (n)	3,468,000	3,476,379
Nationstar HECM Loan Trust, 2019-1A, “A”, 2.651%, 6/25/2029 (n)	316,042	316,530
Navistar Financial Dealer Note Master Owner Trust, 2019-1, “C”, FLR, 1.098% (LIBOR - 1mo. + 0.95%), 5/25/2024 (n)	432,000	431,840
Navistar Financial Dealer Note Master Owner Trust, 2020-1, “A”, FLR, 1.098% (LIBOR - 1mo. + 0.95%), 7/25/2025 (n)	367,000	369,367
Navistar Financial Dealer Note Master Owner Trust, 2020-1, “B”, FLR, 1.498% (LIBOR - 1mo. + 1.35%), 7/25/2025 (n)	338,000	340,709
Navistar Financial Dealer Note Master Owner Trust, 2020-1, “C”, FLR, 2.298% (LIBOR - 1mo. + 2.15%), 7/25/2025 (n)	279,000	281,278
Neuberger Berman CLO Ltd., 2016-21A, “CR”, FLR, 1.818% (LIBOR - 3mo. + 1.6%), 4/20/2027 (n)	2,056,577	2,028,169
NextGear Floorplan Master Owner Trust, 2019-2A, “A2”, 2.07%, 10/15/2024 (n)	1,050,000	1,079,466
OneMain Financial Issuance Trust, 2020-1A, “A”, 3.84%, 5/14/2032 (n)	1,723,824	1,818,074
Santander Drive Auto Receivables Trust, 2019-2, “B”, 2.79%, 1/16/2024	1,474,000	1,488,387

MFS Limited Maturity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Securitized Term Auto Receivable Trust, 2019-CRTA, “B”, 2.453%, 3/25/2026 (n)	$254,450	$ 259,164
Securitized Term Auto Receivable Trust, 2019-CRTA, “C”, 2.849%, 3/25/2026 (n)	326,248	333,595
Shackleton CLO Ltd., 2013-4RA, “B”, FLR, 2.124% (LIBOR - 3mo. + 1.9%), 4/13/2031 (n)	927,055	882,728
Shackleton CLO Ltd., 2015-8A, “CR”, FLR, 1.868% (LIBOR - 3mo. + 1.65%), 10/20/2027 (n)	709,957	682,029
Shelter Growth CRE, 2019-FL2, “A”, FLR, 1.258% (LIBOR - 1mo. + 1.1%), 5/15/2036 (n)	2,405,006	2,372,224
Student Loan Consolidation Center, “A”, FLR, 1.368% (LIBOR - 1mo. + 1.22%), 10/25/2027 (n)	166,217	167,043
Thacher Park CLO Ltd., 2014-1A, “CR”, FLR, 2.418% (LIBOR - 3mo. + 2.2%), 10/20/2026 (n)	1,743,000	1,743,183
TICP CLO Ltd., 2018-3R, “B”, FLR, 1.568% (LIBOR - 3mo. + 1.35%), 4/20/2028 (n)	870,756	862,740
TICP CLO Ltd., 2018-3R, “C”, FLR, 2.018% (LIBOR - 3mo. + 1.8%), 4/20/2028 (n)	1,528,084	1,503,621
TPG Real Estate Finance, 2018-FL2, “AS”, FLR, 1.602% (LIBOR - 1mo. + 1.45%), 11/15/2037 (n)	2,192,500	2,178,917
UBS Commercial Mortgage Trust, 2017-C1, “XA”, 1.007%, 11/15/2050 (i)	11,950,276	575,418
UBS Commercial Mortgage Trust, 2018-C14, “XA”, 0.994%, 12/15/2051 (i)	9,029,887	544,728
Verizon Owner Trust, 2017-3A, “B”, 2.38%, 4/20/2022 (n)	788,973	789,788
Veros Auto Receivables Trust, 2020-1, “A”, 1.67%, 9/15/2023 (n)	646,647	648,602
West CLO Ltd., 2014-2A, “A1BR”, 2.724%, 1/16/2027 (n)	345,678	345,540
Wind River CLO Ltd., 2015-2A, “CR”, FLR, 1.936% (LIBOR - 3mo. + 1.7%), 10/15/2027 (n)	864,053	846,463
		$ 122,020,251
Automotive – 4.3%
Ford Motor Credit Co. LLC, 5.085%, 1/07/2021	$1,088,000	$ 1,088,000
Ford Motor Credit Co. LLC, 5.75%, 2/01/2021	1,192,000	1,194,980
Ford Motor Credit Co. LLC, 3.087%, 1/09/2023	857,000	871,950
General Motors Financial Co., 1.7%, 8/18/2023	1,491,000	1,529,294
Harley-Davidson Financial Services, 4.05%, 2/04/2022 (n)	1,203,000	1,244,994
Harley-Davidson Financial Services, FLR, 1.167% (LIBOR - 3mo. + 0.94%), 3/02/2021 (n)	1,672,000	1,672,310
Issuer	Shares/Par	Value ($)
Bonds – continued
Automotive – continued
Hyundai Capital America, 2.85%, 11/01/2022 (n)	$355,000	$ 367,874
Hyundai Capital America, 2.375%, 2/10/2023 (n)	534,000	550,322
Hyundai Capital America, 5.75%, 4/06/2023 (n)	1,733,000	1,919,260
Hyundai Capital America, 5.875%, 4/07/2025 (n)	1,872,000	2,214,310
Toyota Motor Credit Corp., 3%, 4/01/2025	1,520,000	1,671,165
Volkswagen Group of America Co., 4%, 11/12/2021 (n)	1,356,000	1,397,374
Volkswagen Group of America Co., 3.125%, 5/12/2023 (n)	234,000	247,133
Volkswagen Group of America Co., 2.85%, 9/26/2024 (n)	1,120,000	1,195,952
Volkswagen Group of America Finance LLC, 2.9%, 5/13/2022 (n)	560,000	577,679
Volkswagen Group of America Finance LLC, 3.35%, 5/13/2025 (n)	215,000	236,315
Volkswagen Group of America LLC, 1.25%, 11/24/2025 (n)	916,000	923,552
		$18,902,464
Broadcasting – 0.2%
Fox Corp., 3.666%, 1/25/2022	$734,000	$ 759,627
Brokerage & Asset Managers – 1.2%
E*TRADE Financial Corp., 2.95%, 8/24/2022	$2,157,000	$ 2,240,222
NASDAQ, Inc., 0.445%, 12/21/2022	500,000	500,575
National Securities Clearing Corp., 1.2%, 4/23/2023 (n)	600,000	611,936
National Securities Clearing Corp., 0.4%, 12/07/2023 (n)	500,000	501,007
National Securities Clearing Corp., 1.5%, 4/23/2025 (n)	250,000	258,738
National Securities Clearing Corp., 0.75%, 12/07/2025 (n)	1,000,000	1,003,101
		$5,115,579
Business Services – 0.4%
Equinix, Inc., 1.25%, 7/15/2025	$375,000	$ 382,470
Tencent Holdings Ltd., 1.81%, 1/26/2026 (n)	1,481,000	1,513,609
		$1,896,079
Cable TV – 0.6%
SES S.A., 3.6%, 4/04/2023 (n)	$2,469,000	$ 2,602,072
Computer Software – 0.4%
Dell International LLC/EMC Corp., 5.85%, 7/15/2025 (n)	$340,000	$ 408,348
Dell Investments LLC/EMC Corp., 4%, 7/15/2024 (n)	1,415,000	1,559,973
		$1,968,321
Computer Software - Systems – 0.3%
Apple, Inc., 1.7%, 9/11/2022	$1,292,000	$ 1,324,598

MFS Limited Maturity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Conglomerates – 1.3%
Carrier Global Corp., 2.242%, 2/15/2025	$1,434,000	$ 1,518,218
Roper Technologies, Inc., 2.8%, 12/15/2021	1,606,000	1,640,077
Westinghouse Air Brake Technologies Corp., 4.4%, 3/15/2024	2,237,000	2,447,771
		$5,606,066
Consumer Products – 0.1%
Reckitt Benckiser Treasury Services PLC, 2.375%, 6/24/2022 (n)	$550,000	$ 565,579
Consumer Services – 0.3%
Alibaba Group Holding Ltd., 2.8%, 6/06/2023	$1,223,000	$ 1,286,509
Booking Holdings, Inc., 4.1%, 4/13/2025	171,000	193,893
		$1,480,402
Containers – 0.3%
Berry Global, Inc., 1.57%, 1/15/2026 (n)	$1,375,000	$ 1,386,908
Electronics – 0.8%
Broadcom, Inc., 2.25%, 11/15/2023	$600,000	$ 626,584
Broadcom, Inc., 4.7%, 4/15/2025	493,000	564,857
Broadcom, Inc., 3.15%, 11/15/2025	600,000	654,669
Microchip Technology, Inc., 3.922%, 6/01/2021	1,514,000	1,535,492
		$3,381,602
Emerging Market Quasi-Sovereign – 0.7%
Bharat Petroleum Corp. Ltd., 4.625%, 10/25/2022	$1,865,000	$ 1,950,641
Indian Oil Corp. Ltd., 5.75%, 8/01/2023	933,000	1,028,632
		$2,979,273
Emerging Market Sovereign – 0.4%
Government of Abu Dhabi, 0.75%, 9/02/2023 (n)	$1,572,000	$ 1,575,930
Energy - Integrated – 0.8%
Eni S.p.A., 4%, 9/12/2023 (n)	$1,857,000	$ 2,020,915
Exxon Mobil Corp., 1.571%, 4/15/2023	683,000	702,354
Husky Energy, Inc., 3.95%, 4/15/2022	468,000	482,212
Suncor Energy, Inc., 2.8%, 5/15/2023	188,000	197,798
		$3,403,279
Financial Institutions – 1.7%
AerCap Ireland Capital DAC, 4.875%, 1/16/2024	$1,585,000	$ 1,729,841
AerCap Ireland Capital DAC, 6.5%, 7/15/2025	1,212,000	1,448,609
AerCap Ireland Capital/AerCap Ireland Global Co., 3.15%, 2/15/2024	1,399,000	1,466,082
Avolon Holdings Funding Ltd., 3.625%, 5/01/2022 (n)	241,000	246,211
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)	1,214,000	1,281,999
Avolon Holdings Funding Ltd., 4.25%, 4/15/2026 (n)	506,000	545,026
Issuer	Shares/Par	Value ($)
Bonds – continued
Financial Institutions – continued
Century Housing Corp., 3.995%, 11/01/2021	$748,000	$ 754,024
		$7,471,792
Food & Beverages – 0.6%
Diageo Capital PLC, 1.375%, 9/29/2025	$660,000	$ 678,945
Mondelez International, Inc., 0.625%, 7/01/2022	1,800,000	1,807,762
		$2,486,707
Gaming & Lodging – 0.8%
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	$1,459,000	$ 1,593,928
Marriott International, Inc., 2.3%, 1/15/2022	1,564,000	1,584,553
Marriott International, Inc., 3.75%, 10/01/2025	370,000	400,564
		$3,579,045
Industrial – 0.1%
Howard University, Washington D.C., 2.738%, 10/01/2022	$96,000	$ 98,901
Howard University, Washington D.C., 2.801%, 10/01/2023	106,000	110,044
Howard University, Washington D.C., AGM, 2.638%, 10/01/2021	91,000	91,790
Howard University, Washington D.C., AGM, 2.416%, 10/01/2024	117,000	121,288
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025	144,000	149,896
		$571,919
Insurance – 0.4%
AIG Global Funding, 0.8%, 7/07/2023 (n)	$913,000	$ 921,937
Equitable Financial Life Insurance Co., 1.4%, 7/07/2025 (n)	882,000	905,703
		$1,827,640
Insurance - Property & Casualty – 0.4%
Aon PLC, 2.2%, 11/15/2022	$821,000	$ 848,531
Marsh & McLennan Cos., Inc., 2.75%, 1/30/2022	807,000	826,169
		$1,674,700
Internet – 0.3%
Baidu, Inc., 3.875%, 9/29/2023	$1,263,000	$ 1,360,494
Machinery & Tools – 0.7%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$2,262,000	$ 2,480,908
CNH Industrial Capital LLC, 1.875%, 1/15/2026	448,000	469,059
Deere & Co., 2.75%, 4/15/2025	287,000	312,743
		$3,262,710

MFS Limited Maturity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – 13.1%
ABN AMRO Bank N.V., 2.65%, 1/19/2021 (n)	$1,855,000	$ 1,856,746
Bank of America Corp., 2.738% to 1/23/2021, FLR (LIBOR - 3mo. + 2.738%) to 1/23/2022	1,345,000	1,346,627
Bank of America Corp., 2.881%, 4/24/2023	2,896,000	2,988,351
Bank of America Corp., 4.2%, 8/26/2024	692,000	776,280
Bank of Montreal, 2.05%, 11/01/2022	1,168,000	1,205,177
Barclays PLC, 4.61%, 2/15/2023	2,947,000	3,076,405
Barclays PLC, 1.007%, 12/10/2024	207,000	208,384
Barclays PLC, 2.852% to 5/07/2025, FLR (LIBOR - 3mo. + 2.452%) to 5/07/2026	550,000	590,551
Credit Agricole, “A”, FLR, 1.654% (LIBOR - 3mo. + 1.43%), 1/10/2022 (n)	1,270,000	1,283,996
Credit Suisse Group AG, 3.574%, 1/09/2023 (n)	872,000	898,405
Credit Suisse Group AG, 4.207% to 6/12/2023, FLR (LIBOR - 3mo. + 1.24%) to 6/12/2024 (n)	443,000	479,926
Goldman Sachs Group, Inc., 3%, 4/26/2022	2,302,000	2,320,664
Goldman Sachs Group, Inc., 3.5%, 4/01/2025	750,000	834,016
Goldman Sachs Group, Inc., 1.093% to 12/09/2025, FLR (SOFR + 0.789%) to 12/09/2026	821,000	829,244
HSBC Holdings PLC, 3.262% to 3/13/2022, FLR (LIBOR - 3mo. + 1.055%) to 3/13/2023	1,521,000	1,571,985
HSBC Holdings PLC, 3.033% to 11/22/2022, FLR (LIBOR - 3mo. + 0.923%) to 11/22/2023	491,000	515,999
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR + 1.929%) to 6/04/2026	910,000	945,428
HSBC Holdings PLC, 1.589% to 5/24/2026, FLR (SOFR + 1.29%) to 5/24/2027	623,000	633,382
JPMorgan Chase & Co., 3.207% to 4/01/2022, FLR (LIBOR - 3mo. + 0.695%) to 4/01/2023	2,827,000	2,931,514
JPMorgan Chase & Co., 2.776% to 4/25/2022, FLR (LIBOR - 3mo. + 0.935%) to 4/25/2023	2,701,000	2,788,262
JPMorgan Chase & Co., 3.797% to 7/23/2023, FLR (LIBOR - 3mo. + 0.89%) to 7/23/2024	1,380,000	1,497,742
JPMorgan Chase & Co., 2.005% to 3/13/2025, FLR (SOFR + 1.585%) to 3/13/2026	1,642,000	1,724,409
Mitsubishi UFJ Financial Group, Inc., 2.95%, 3/01/2021	448,000	449,877
Mitsubishi UFJ Financial Group, Inc., 3.535%, 7/26/2021	1,623,000	1,652,422
Mitsubishi UFJ Financial Group, Inc., 2.623%, 7/18/2022	1,921,000	1,985,749
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Mizuho Financial Group, 0.849% to 9/08/2023, FLR (LIBOR - 3mo. + 0.61%) to 9/08/2024	$600,000	$ 603,408
Morgan Stanley, 0.56% to 11/10/2022, FLR (SOFR + 0.466%) to 11/10/2023	1,637,000	1,640,732
Morgan Stanley, 0.864% to 10/21/2024, FLR (SOFR + 0.745%) to 10/21/2025	1,635,000	1,648,141
NatWest Group PLC, 2.359% to 5/22/2023, FLR (CMT - 1yr. + 2.15%) to 5/22/2024	1,038,000	1,080,014
NatWest Group PLC, 4.269% to 3/22/2024, FLR (LIBOR - 3mo. + 1.762%) to 3/22/2025	1,367,000	1,512,075
NatWest Markets PLC, 3.625%, 9/29/2022 (n)	1,695,000	1,786,910
Royal Bank of Canada, 0.5%, 10/26/2023	1,750,000	1,759,535
Standard Chartered PLC, 1.319% to 10/14/2022, FLR (CMT - 1yr. + 1.17%) to 10/14/2023 (n)	1,457,000	1,471,716
State Street Corp., 2.825% to 3/30/2022, FLR (SOFR + 2.69%) to 3/30/2023	383,000	395,271
State Street Corp., 2.901% to 3/30/2025, FLR (SOFR + 2.6%) to 3/30/2026	157,000	170,990
Sumitomo Mitsui Financial Group, Inc., 1.474%, 7/08/2025	1,613,000	1,651,590
UBS Group AG, 3.491%, 5/23/2023 (n)	278,000	289,285
UBS Group AG, 1.008% to 7/30/2023, FLR (CMT - 1yr. + 0.83%) to 7/30/2024 (n)	924,000	932,871
UBS Group Funding Ltd., 3%, 4/15/2021 (n)	1,590,000	1,602,273
UniCredito Italiano S.p.A., 6.572%, 1/14/2022 (n)	1,373,000	1,446,861
UniCredito Italiano S.p.A., 3.75%, 4/12/2022 (n)	1,687,000	1,748,218
Wells Fargo & Co., 2.164% to 2/11/2025, FLR (LIBOR - 3mo. + 0.75%) to 2/11/2026	2,242,000	2,357,108
		$57,488,539
Medical & Health Technology & Services – 0.9%
Becton, Dickinson and Co., 2.894%, 6/06/2022	$478,000	$ 494,065
Cigna Corp., FLR, 0.878% (LIBOR - 3mo. + 0.65%), 9/17/2021	1,734,000	1,734,274
HCA, Inc., 5%, 3/15/2024	1,692,000	1,903,180
		$4,131,519
Medical Equipment – 0.1%
Zimmer Biomet Holdings, Inc., FLR, 0.988% (LIBOR - 3mo. + 0.75%), 3/19/2021	$227,000	$ 227,000

MFS Limited Maturity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Metals & Mining – 1.7%
Anglo American Capital PLC, 3.625%, 9/11/2024 (n)	$533,000	$ 579,735
Anglo American Capital PLC, 5.375%, 4/01/2025 (n)	1,650,000	1,930,923
Glencore Finance (Canada) Ltd., 4.95%, 11/15/2021 (n)	899,000	934,893
Glencore Funding LLC, 3%, 10/27/2022 (n)	848,000	879,662
Glencore Funding LLC, 4.125%, 3/12/2024 (n)	1,354,000	1,489,721
Glencore Funding LLC, 4.625%, 4/29/2024 (n)	422,000	471,211
Glencore Funding LLC, 1.625%, 9/01/2025 (n)	1,100,000	1,131,422
		$7,417,567
Midstream – 1.9%
Energy Transfer Operating Co., 2.9%, 5/15/2025	$569,000	$ 601,864
Gray Oak Pipeline LLC, 2%, 9/15/2023 (n)	968,000	982,996
MPLX LP, 3.5%, 12/01/2022	2,340,000	2,457,515
MPLX LP, 3.375%, 3/15/2023	642,000	679,901
Plains All American Pipeline LP, 3.85%, 10/15/2023	750,000	801,863
Plains All American Pipeline LP, 4.65%, 10/15/2025	567,000	633,768
Western Midstream Operating LP, 4.1%, 2/01/2025	796,000	820,334
Western Midstream Operating LP, FLR, 2.074% (LIBOR - 3mo. + 0.85%), 1/13/2023	1,222,000	1,197,881
		$8,176,122
Mortgage-Backed – 1.5%
Fannie Mae, 5.5%, 5/01/2025	$3,412	$ 3,460
Fannie Mae, 5%, 7/01/2039-3/01/2042	769,107	893,596
Fannie Mae, 2%, 5/25/2044	1,217,776	1,245,858
Freddie Mac, 0.879%, 4/25/2024 (i)	540,221	12,405
Freddie Mac, 1.583%, 4/25/2030 (i)	6,151,865	768,796
Freddie Mac, 3%, 4/15/2033-6/15/2045	2,763,267	2,996,492
Freddie Mac, 2%, 7/15/2042	521,488	539,499
		$6,460,106
Municipals – 3.4%
California Earthquake Authority Rev., “B”, 1.227%, 7/01/2021	$195,000	$ 195,131
California Earthquake Authority Rev., “B”, 1.327%, 7/01/2022	620,000	621,872
California Earthquake Authority Rev., “B”, 1.477%, 7/01/2023	440,000	443,054
California Municipal Finance Authority Rev. (Century Housing Corp.), 1.486%, 11/01/2022	235,000	237,799
California Municipal Finance Authority Rev. (Century Housing Corp.), 1.605%, 11/01/2023	280,000	285,421
Issuer	Shares/Par	Value ($)
Bonds – continued
Municipals – continued
Illinois Sales Tax Securitization Corp., Second Lien, “B”, BAM, 2.128%, 1/01/2023	$300,000	$ 302,568
Illinois Sales Tax Securitization Corp., Second Lien, “B”, BAM, 2.225%, 1/01/2024	730,000	739,468
Long Island, NY, Power Authority, Electric System General Rev., “C”, 0.659%, 3/01/2022	135,000	135,159
Long Island, NY, Power Authority, Electric System General Rev., “C”, 0.764%, 3/01/2023	595,000	597,677
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 1.904%, 7/01/2023	65,000	65,206
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.156%, 7/01/2024	190,000	191,047
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.306%, 7/01/2025	150,000	151,200
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.562%, 7/01/2026	185,000	186,722
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev. (2006 Sold Tobacco Receipts), “A-1”, 2.326%, 6/01/2030	800,000	808,640
New Jersey Economic Development Authority Rev., School Facilities Construction, “HHH”, 3.75%, 9/01/2022 (n)	2,885,000	2,973,714
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, AGM, 0%, 2/15/2023	4,091,000	4,029,267
New Jersey Transportation Trust Fund Authority, Transportation System, “B”, 2.384%, 6/15/2022	455,000	466,311
New Jersey Transportation Trust Fund Authority, Transportation System, “B”, 2.551%, 6/15/2023	465,000	482,926
New Jersey Transportation Trust Fund Authority, Transportation System, “B”, 2.631%, 6/15/2024	440,000	457,569
Port Authority of NY & NJ, “AAA”, 1.086%, 7/01/2023	1,060,000	1,075,794
Texas Transportation Commission, Central Texas Turnpike System First Tier Refunding Rev., Taxable, “B”, 1.98%, 8/15/2042	680,000	686,406
		$15,132,951
Oil Services – 0.0%
Halliburton Co., 3.8%, 11/15/2025	$111,000	$ 124,463

MFS Limited Maturity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Oils – 1.2%
Marathon Petroleum Corp., 4.75%, 12/15/2023	$1,919,000	$ 2,124,196
Phillips 66, FLR, 0.833% (LIBOR - 3mo. + 0.6%), 2/26/2021	1,196,000	1,196,138
Valero Energy Corp., 1.2%, 3/15/2024	1,330,000	1,342,086
Valero Energy Corp., 2.85%, 4/15/2025	771,000	820,990
		$5,483,410
Other Banks & Diversified Financials – 3.6%
American Express Co., 3.7%, 11/05/2021	$497,000	$ 509,690
Banque Federative du Credit Mutuel, 0.65%, 2/27/2024 (n)	1,833,000	1,837,886
BBVA USA, 3.5%, 6/11/2021	1,920,000	1,941,686
BBVA USA, 2.875%, 6/29/2022	2,443,000	2,531,561
BBVA USA Bancshares, Inc., 2.5%, 8/27/2024	1,183,000	1,256,004
Groupe BPCE S.A., 4%, 9/12/2023 (n)	1,385,000	1,506,642
Groupe BPCE S.A., FLR, 1.459% (LIBOR - 3mo. + 1.24%), 9/12/2023 (n)	1,385,000	1,410,601
National Bank of Canada, 2.15%, 10/07/2022 (n)	1,348,000	1,389,202
National Bank of Canada, 0.9% to 8/15/2022, FLR (CMT - 1yr. + 0.77%) to 8/15/2023	523,000	526,120
National Bank of Canada, 0.55%, 11/15/2024	250,000	250,683
SunTrust Banks, Inc., 2.8%, 5/17/2022	2,056,000	2,123,525
UBS AG, 1.75%, 4/21/2022 (n)	390,000	396,929
		$15,680,529
Personal Computers & Peripherals – 0.0%
Equifax, Inc., 2.6%, 12/15/2025	$164,000	$ 176,981
Pharmaceuticals – 2.4%
AbbVie, Inc., 2.15%, 11/19/2021	$834,000	$ 847,438
AbbVie, Inc., 3.45%, 3/15/2022	886,000	913,748
Bayer U.S. Finance II LLC, 3.5%, 6/25/2021 (n)	2,962,000	2,997,990
Bristol-Myers Squibb Co., 2.75%, 2/15/2023 (n)	1,724,000	1,808,992
Bristol-Myers Squibb Co., 0.537%, 11/13/2023	923,000	924,598
Bristol-Myers Squibb Co., FLR, 0.601% (LIBOR - 3mo. + 0.38%), 5/16/2022 (n)	444,000	445,530
Royalty Pharma PLC, 0.75%, 9/02/2023 (n)	1,481,000	1,487,975
Viatris, Inc., 1.125%, 6/22/2022 (n)	1,200,000	1,211,305
		$10,637,576
Real Estate - Office – 0.2%
Corporate Office Property LP, 2.25%, 3/15/2026	$697,000	$ 726,442
Issuer	Shares/Par	Value ($)
Bonds – continued
Retailers – 0.2%
Alimentation Couche-Tard, Inc., 2.7%, 7/26/2022 (n)	$399,000	$ 412,388
Macy's Retail Holdings, Inc., 3.875%, 1/15/2022	352,000	350,240
		$762,628
Specialty Stores – 0.6%
Ross Stores, Inc., 0.875%, 4/15/2026	$1,622,000	$ 1,620,934
TJX Cos., Inc., 3.5%, 4/15/2025	960,000	1,071,629
		$2,692,563
Telecommunications - Wireless – 0.9%
American Tower Corp., REIT, 2.25%, 1/15/2022	$500,000	$ 509,589
Crown Castle International Corp., 3.15%, 7/15/2023	1,037,000	1,103,068
Crown Castle International Corp., 1.35%, 7/15/2025	257,000	262,286
T-Mobile USA, Inc., 3.5%, 4/15/2025 (n)	1,901,000	2,100,567
		$3,975,510
Tobacco – 0.9%
B.A.T. Capital Corp., 3.222%, 8/15/2024	$1,047,000	$ 1,133,487
Imperial Tobacco Finance PLC, 3.75%, 7/21/2022 (n)	2,045,000	2,132,026
Philip Morris International, Inc., 1.125%, 5/01/2023	796,000	811,669
		$4,077,182
Transportation - Services – 1.1%
Adani Ports & Special Economic Zone Ltd., 3.95%, 1/19/2022	$2,656,000	$ 2,715,361
ERAC USA Finance LLC, 2.7%, 11/01/2023 (n)	872,000	919,755
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	551,000	612,558
ERAC USA Finance LLC, 3.8%, 11/01/2025 (n)	551,000	620,040
		$4,867,714
U.S. Treasury Obligations – 15.3%
U.S. Treasury Notes, 0.125%, 6/30/2022	$18,900,000	$ 18,902,215
U.S. Treasury Notes, 0.125%, 9/30/2022	21,322,500	21,322,500
U.S. Treasury Notes, 2.375%, 1/31/2023 (f)	17,178,000	17,976,508
U.S. Treasury Notes, 0.125%, 12/15/2023	8,813,000	8,801,984
		$67,003,207
Utilities - Electric Power – 3.4%
Emera U.S. Finance LP, 2.7%, 6/15/2021	$491,000	$ 494,819
Enel Finance International N.V., 2.875%, 5/25/2022 (n)	2,470,000	2,548,404
FirstEnergy Corp., 4.25%, 3/15/2023	1,027,000	1,084,436
FirstEnergy Corp., 2.05%, 3/01/2025	929,000	925,105
FirstEnergy Corp., 1.6%, 1/15/2026	513,000	501,274

MFS Limited Maturity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
Florida Power & Light Co., FLR, 0.602% (LIBOR - 3mo. + 0.38%), 7/28/2023	$2,067,000	$ 2,067,420
NextEra Energy, Inc., 2.9%, 4/01/2022	1,458,000	1,504,459
Pacific Gas & Electric Co., 1.75%, 6/16/2022	536,000	537,508
Pacific Gas & Electric Co., FLR, 1.6% (LIBOR - 3mo. + 1.375%), 11/15/2021	1,837,000	1,838,006
Southern California Edison Co.'s First & Refunding Mortgage Bonds, 1.2%, 2/01/2026	1,463,000	1,480,086
Xcel Energy, Inc., 0.5%, 10/15/2023	1,753,000	1,757,849
		$14,739,366
Total Bonds (Identified Cost, $419,784,350)		$ 428,473,806
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 2.0%
Money Market Funds – 2.0%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $8,636,845)	8,636,845	$ 8,636,845
Other Assets, Less Liabilities – 0.4%		1,813,831
Net Assets – 100.0%		$ 438,924,482

(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $8,636,845 and $428,473,806, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $185,542,823, representing 42.3% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:
Restricted Securities	Acquisition Date	Cost	Value
MF1 Ltd., 2020-FL3, “B”, FLR, 3.908% (LIBOR - 1mo. + 3.75%), 7/15/2035	6/12/20	$192,000	$194,512
MF1 Ltd., 2020-FL3, “C”, FLR, 4.658% (LIBOR - 1mo. + 4.5%), 7/15/2035	6/12/20	274,500	279,803
Total Restricted Securities			$474,315
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
BAM	Build America Mutual
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate

MFS Limited Maturity Portfolio
Portfolio of Investments – continued
Derivative Contracts at 12/31/20
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	135	$29,831,836	March – 2021	$24,833
Cleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Interest Rate Swaps
7/15/21	USD	38,000,000	centrally cleared	1.88%/Semi-annually	0.24% FLR (3-Month LIBOR)/Quarterly	$655,911	$—	$655,911
9/19/21	USD	23,300,000	centrally cleared	1.57%/Semi-annually	0.15% FLR (1-Month LIBOR)/Monthly	344,871	—	344,871
						$1,000,782	$—	$1,000,782
At December 31, 2020, the fund had liquid securities with an aggregate value of $253,306 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements

MFS Limited Maturity Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/20 Assets
Investments in unaffiliated issuers, at value (identified cost, $419,784,350)	$428,473,806
Investments in affiliated issuers, at value (identified cost, $8,636,845)	8,636,845
Receivables for
Net daily variation margin on open cleared swap agreements	2,078
Net daily variation margin on open futures contracts	3,160
Fund shares sold	13,877
Interest	2,240,159
Other assets	2,368
Total assets	$439,372,293
Liabilities
Payables for
Fund shares reacquired	$356,069
Payable to affiliates
Investment adviser	9,332
Administrative services fee	341
Shareholder servicing costs	29
Distribution and/or service fees	1,542
Payable for independent Trustees' compensation	179
Accrued expenses and other liabilities	80,319
Total liabilities	$447,811
Net assets	$438,924,482
Net assets consist of
Paid-in capital	$419,236,112
Total distributable earnings (loss)	19,688,370
Net assets	$438,924,482
Shares of beneficial interest outstanding	41,992,964
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$326,074,863	31,193,801	$10.45
Service Class	112,849,619	10,799,163	10.45
See Notes to Financial Statements

MFS Limited Maturity Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/20
Net investment income (loss)
Income
Interest	$11,081,399
Dividends from affiliated issuers	41,223
Other	960
Total investment income	$11,123,582
Expenses
Management fee	$1,692,577
Distribution and/or service fees	268,871
Shareholder servicing costs	5,701
Administrative services fee	66,679
Independent Trustees' compensation	8,565
Custodian fee	26,737
Shareholder communications	28,069
Audit and tax fees	67,568
Legal fees	3,353
Miscellaneous	44,590
Total expenses	$2,212,710
Reduction of expenses by investment adviser	(46,453)
Net expenses	$2,166,257
Net investment income (loss)	$8,957,325
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$2,439,072
Affiliated issuers	2,721
Futures contracts	659,201
Swap agreements	593,221
Net realized gain (loss)	$3,694,215
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$3,399,069
Affiliated issuers	9
Futures contracts	51,837
Swap agreements	648,898
Net unrealized gain (loss)	$4,099,813
Net realized and unrealized gain (loss)	$7,794,028
Change in net assets from operations	$16,751,353
See Notes to Financial Statements

MFS Limited Maturity Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/20	12/31/19
Change in net assets
From operations
Net investment income (loss)	$8,957,325	$12,947,816
Net realized gain (loss)	3,694,215	450,580
Net unrealized gain (loss)	4,099,813	10,243,310
Change in net assets from operations	$16,751,353	$23,641,706
Total distributions to shareholders	$(12,889,047)	$(12,198,184)
Change in net assets from fund share transactions	$(25,806,563)	$(28,281,631)
Total change in net assets	$(21,944,257)	$(16,838,109)
Net assets
At beginning of period	460,868,739	477,706,848
At end of period	$438,924,482	$460,868,739
See Notes to Financial Statements

MFS Limited Maturity Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$10.34	$10.10	$10.18	$10.17	$10.14
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.29	$0.23	$0.18	$0.15(c)
Net realized and unrealized gain (loss)	0.21	0.23	(0.10)	(0.00)(w)	0.02
Total from investment operations	$0.44	$0.52	$0.13	$0.18	$0.17
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.28)	$(0.21)	$(0.17)	$(0.14)
Net asset value, end of period (x)	$10.45	$10.34	$10.10	$10.18	$10.17
Total return (%) (k)(r)(s)(x)	4.34	5.19	1.28	1.73	1.68(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.46	0.45	0.45	0.45	0.42(c)
Expenses after expense reductions (f)	0.45	0.44	0.44	0.45	0.42(c)
Net investment income (loss)	2.18	2.81	2.31	1.77	1.43(c)
Portfolio turnover	51	39	62	54	30
Net assets at end of period (000 omitted)	$326,075	$343,507	$359,909	$434,320	$473,730
Service Class	Year ended
	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$10.33	$10.09	$10.17	$10.16	$10.12
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.26	$0.21	$0.16	$0.12(c)
Net realized and unrealized gain (loss)	0.23	0.23	(0.11)	(0.01)	0.03
Total from investment operations	$0.43	$0.49	$0.10	$0.15	$0.15
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.25)	$(0.18)	$(0.14)	$(0.11)
Net asset value, end of period (x)	$10.45	$10.33	$10.09	$10.17	$10.16
Total return (%) (k)(r)(s)(x)	4.15	4.90	0.99	1.45	1.48(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.70	0.70	0.70	0.68(c)
Expenses after expense reductions (f)	0.70	0.69	0.69	0.70	0.67(c)
Net investment income (loss)	1.93	2.56	2.06	1.52	1.18(c)
Portfolio turnover	51	39	62	54	30
Net assets at end of period (000 omitted)	$112,850	$117,362	$117,798	$142,696	$153,979

See Notes to Financial Statements

MFS Limited Maturity Portfolio
Financial Highlights - continued
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

MFS Limited Maturity Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Limited Maturity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service.  Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

MFS Limited Maturity Portfolio
Notes to Financial Statements  - continued
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and swap agreements. The following is a summary of the levels used as of December 31, 2020 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$67,003,207	$—	$67,003,207
Non - U.S. Sovereign Debt	—	4,555,203	—	4,555,203
Municipal Bonds	—	15,132,951	—	15,132,951
U.S. Corporate Bonds	—	130,888,889	—	130,888,889
Residential Mortgage-Backed Securities	—	12,157,640	—	12,157,640
Commercial Mortgage-Backed Securities	—	32,861,513	—	32,861,513
Asset-Backed Securities (including CDOs)	—	83,461,204	—	83,461,204
Foreign Bonds	—	82,413,199	—	82,413,199
Mutual Funds	8,636,845	—	—	8,636,845
Total	$8,636,845	$428,473,806	$—	$437,110,651
Other Financial Instruments
Futures Contracts – Assets	$24,833	$—	$—	$24,833
Swap Agreements – Assets	—	1,000,782	—	1,000,782
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

MFS Limited Maturity Portfolio
Notes to Financial Statements  - continued
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were purchased options, futures contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2020 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Interest Rate	Interest Rate Futures	$24,833
Interest Rate	Interest Rate Swaps	1,000,782
Total		$1,025,615
(a) Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the fund's Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is separately reported within the fund's Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2020 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Unaffiliated Issuers (Purchased Options)
Interest Rate	$659,201	$417,937	$—
Credit	—	175,284	(252,281)
Total	$659,201	$593,221	$(252,281)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2020 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements
Interest Rate	$51,837	$648,898
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from

MFS Limited Maturity Portfolio
Notes to Financial Statements  - continued
one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Purchased Options — The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Swap Agreements — During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.
Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received

MFS Limited Maturity Portfolio
Notes to Financial Statements  - continued
or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.
The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
The fund may purchase or sell debt securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the normal settlement period. The price of such security and the date that the security will be settled are fixed at the time the transaction is

MFS Limited Maturity Portfolio
Notes to Financial Statements  - continued
negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. At the time that it enters into a when-issued or delayed delivery transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$12,889,047	$12,198,184
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/20
Cost of investments	$428,892,104
Gross appreciation	10,150,112
Gross depreciation	(905,950)
Net unrealized appreciation (depreciation)	$9,244,162
Undistributed ordinary income	9,618,049
Undistributed long-term capital gain	826,159

MFS Limited Maturity Portfolio
Notes to Financial Statements  - continued
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$9,805,387	$9,355,557
Service Class	3,083,660	2,842,627
Total	$12,889,047	$12,198,184
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $46,453, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.39% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $5,415, which equated to 0.0013% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $286.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0158% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2020, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

MFS Limited Maturity Portfolio
Notes to Financial Statements  - continued
	Purchases	Sales
U.S. Government securities	$66,541,002	$56,218,335
Non-U.S. Government securities	145,782,762	184,150,329
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/20		Year ended 12/31/19
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	3,696,952	$38,599,012	1,861,837	$19,155,293
Service Class	2,044,603	21,385,756	1,130,805	11,633,874
	5,741,555	$59,984,768	2,992,642	$30,789,167
Shares issued to shareholders in reinvestment of distributions
Initial Class	949,215	$9,805,387	910,960	$9,355,557
Service Class	298,226	3,083,660	276,789	2,842,627
	1,247,441	$12,889,047	1,187,749	$12,198,184
Shares reacquired
Initial Class	(6,676,938)	$(68,856,790)	(5,185,694)	$(53,476,536)
Service Class	(2,901,729)	(29,823,588)	(1,724,145)	(17,792,446)
	(9,578,667)	$(98,680,378)	(6,909,839)	$(71,268,982)
Net change
Initial Class	(2,030,771)	$(20,452,391)	(2,412,897)	$(24,965,686)
Service Class	(558,900)	(5,354,172)	(316,551)	(3,315,945)
	(2,589,671)	$(25,806,563)	(2,729,448)	$(28,281,631)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 12%, 12%, and 2%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $2,409 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

MFS Limited Maturity Portfolio
Notes to Financial Statements  - continued
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$5,138,857	$205,287,251	$201,791,993	$2,721	$9	$8,636,845
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$41,223	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund's investments and the fund's performance.

MFS Limited Maturity Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Limited Maturity Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Limited Maturity Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.

MFS Limited Maturity Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A
John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A
James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

MFS Limited Maturity Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

MFS Limited Maturity Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Philipp Burgener Alexander Mackey

MFS Limited Maturity Portfolio
Board Review of Investment Advisory Agreement
MFS Limited Maturity Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

MFS Limited Maturity Portfolio
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was lower than the Broadridge expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

MFS Limited Maturity Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

MFS Limited Maturity Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
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Annual Report

December 31, 2020

MFS® Mid Cap Value Portfolio

MFS® Variable Insurance Trust III

VMC-ANN

MFS® Mid Cap Value Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Mid Cap Value Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

February 16, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Mid Cap Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Eastman Chemical Co.	1.2%
Stanley Black & Decker, Inc.	1.2%
Arthur J. Gallagher & Co.	1.2%
Zebra Technologies Corp., “A”	1.2%
Eaton Corp. PLC	1.1%
Zimmer Biomet Holdings, Inc.	1.1%
PG&E Corp.	1.1%
L3Harris Technologies, Inc.	1.1%
KBR, Inc.	1.1%
Life Storage, Inc., REIT	1.1%

GICS equity sectors (g)
Financials	20.8%
Industrials	13.6%
Information Technology	10.3%
Utilities	9.3%
Consumer Discretionary	8.8%
Health Care	8.7%
Materials	8.1%
Real Estate	6.9%
Consumer Staples	6.5%
Energy	4.0%
Communication Services	1.4%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

MFS Mid Cap Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2020, Initial Class shares of the MFS Mid Cap Value Portfolio (fund) provided a total return of 3.87%, while Service Class shares of the fund provided a total return of 3.67%. These compare with a return of 4.96% over the same period for the fund’s benchmark, the Russell Midcap® Value Index.

Market Environment

Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest – albeit the deepest and steepest – recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.

Detractors from Performance

Although security selection in the health care sector detracted from performance relative to the Russell Midcap® Value Index, there were no individual stocks within this sector, either in the fund or the benchmark, that were among the fund’s largest relative detractors for the reporting period.

Security selection in the materials sector also weakened the fund’s relative results. Here, not owning shares of mining companies, Newmont Mining and Freeport-McMoRan, held back relative performance. The stock price of Freeport-McMoRan rose steadily over the reporting period on the back of stronger-than-expected earnings results that benefited from higher production volumes and expense controls.

Elsewhere, the fund’s holdings of oil transportation and storage company Plains GP Holdings (b), and the timing of its ownership in shares of oil and gas exploration company Marathon Oil (h) and cruise line operator Royal Caribbean Cruises (h), hampered relative returns. Overweight positions in airline company Delta Air Lines, independent natural gas and oil company WPX Energy and real estate investment trust EPR Properties (h) further weighed on the fund’s relative results. Not owning shares of strong-performing real estate investment trust Digital Realty Trust and real estate and home-related information services provider Zillow Group also held back relative performance.

Contributors to Performance

The combination of an underweight position and stock selection in the real estate sector benefited relative performance. There were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund’s largest relative contributors for the reporting period.

Stocks in other sectors that aided relative results included the fund’s overweight positions in automatic identification and data capture products manufacturer Zebra Technologies, electric and gas infrastructure services provider Quanta Services, industrial distributor HD Supply Holdings (h), networking chip maker Marvell Technology Group, securities exchange services provider NASDAQ,

3

MFS Mid Cap Value Portfolio

Management Review – continued

railroad company Kansas City Southern and home appliances manufacturer Whirlpool (h). The timing of the fund’s ownership in shares of electricity and natural gas distributor WEC Energy Group (h), and its holdings of leading diversified industrial manufacturer Eaton (b) (Ireland) and specialty rural lifestyle retailer Tractor Supply (b), further strengthened relative returns.

Respectfully,

Portfolio Manager(s)

Kevin Schmitz and Brooks Taylor

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Mid Cap Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/20

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/20

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	3/07/08	3.87%	9.72%	10.84%
Service Class	3/07/08	3.67%	9.47%	10.58%

Comparative benchmark(s)
Russell Midcap® Value Index (f)		4.96%	9.73%	10.49%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Russell Midcap® Value Index (h) – constructed to provide a comprehensive barometer for value securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

(h)

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

5

MFS Mid Cap Value Portfolio

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Mid Cap Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2020 through December 31, 2020

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.80%	$1,000.00	$1,255.62	$4.54
	Hypothetical (h)	0.80%	$1,000.00	$1,021.11	$4.06
Service Class	Actual	1.04%	$1,000.00	$1,254.21	$5.89
	Hypothetical (h)	1.04%	$1,000.00	$1,019.91	$5.28

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

MFS Mid Cap Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 98.4%
Aerospace – 3.0%
KBR, Inc.	142,364	$4,403,319
L3Harris Technologies, Inc.	23,393	4,421,745
Leidos Holdings, Inc.	35,378	3,718,935

		$12,543,999

Airlines – 0.7%
Alaska Air Group, Inc.	32,450	$1,687,400
Delta Air Lines, Inc.	30,569	1,229,179

		$2,916,579

Apparel Manufacturers – 1.0%
PVH Corp.	22,016	$2,067,082
Skechers USA, Inc., “A” (a)	59,863	2,151,476

		$4,218,558

Automotive – 1.8%
Lear Corp.	21,980	$3,495,480
LKQ Corp. (a)	112,972	3,981,133

		$7,476,613

Brokerage & Asset Managers – 2.9%
Apollo Global Management, Inc.	71,033	$3,479,196
Cboe Global Markets, Inc.	21,458	1,998,169
NASDAQ, Inc.	24,516	3,254,254
Raymond James Financial, Inc.	35,503	3,396,572

		$12,128,191

Business Services – 1.7%
Amdocs Ltd.	54,153	$3,841,072
Global Payments, Inc.	13,997	3,015,234

		$6,856,306

Cable TV – 0.8%
Liberty Broadband Corp. (a)	20,381	$3,227,739

Chemicals – 2.8%
Celanese Corp.	24,799	$3,222,382
Eastman Chemical Co.	51,155	5,129,823
FMC Corp.	17,333	1,992,082
PPG Industries, Inc.	7,439	1,072,853

		$11,417,140

Computer Software – 0.4%
McAfee Corp.	92,498	$1,543,792

Computer Software – Systems – 1.7%
Verint Systems, Inc. (a)	35,163	$2,362,250
Zebra Technologies Corp., “A” (a)	12,424	4,774,916

		$7,137,166

Construction – 5.4%
Armstrong World Industries, Inc.	18,902	$1,406,120
Fortune Brands Home & Security, Inc.	29,742	2,549,484
Masco Corp.	64,106	3,521,343
Mid-America Apartment Communities, Inc., REIT	27,468	3,479,921

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Construction – continued
Stanley Black & Decker, Inc.	28,486	$5,086,460
Toll Brothers, Inc.	85,316	3,708,687
Vulcan Materials Co.	17,043	2,527,647

		$22,279,662

Consumer Products – 1.6%
Energizer Holdings, Inc.	60,605	$2,556,319
Newell Brands, Inc.	106,605	2,263,224
Reynolds Consumer Products, Inc.	61,508	1,847,700

		$6,667,243

Consumer Services – 0.5%
Grand Canyon Education, Inc. (a)	22,820	$2,124,770

Containers – 2.9%
Berry Global Group, Inc. (a)	44,457	$2,498,039
Graphic Packaging Holding Co.	186,542	3,160,021
Owens Corning	45,904	3,477,687
WestRock Co.	70,503	3,068,996

		$12,204,743

Electrical Equipment – 2.1%
Johnson Controls International PLC	61,097	$2,846,509
Sensata Technologies Holding PLC (a)	57,917	3,054,543
TE Connectivity Ltd.	22,514	2,725,770

		$8,626,822

Electronics – 3.2%
Analog Devices, Inc.	22,475	$3,320,232
Corning, Inc.	65,702	2,365,272
Marvell Technology Group Ltd.	81,679	3,883,019
NXP Semiconductors N.V.	22,503	3,578,202

		$13,146,725

Energy – Independent – 2.8%
Cabot Oil & Gas Corp.	101,909	$1,659,079
Diamondback Energy, Inc.	34,243	1,657,361
Hess Corp.	41,283	2,179,330
Pioneer Natural Resources Co.	23,954	2,728,121
Valero Energy Corp.	31,356	1,773,809
WPX Energy, Inc. (a)	189,930	1,547,929

		$11,545,629

Engineering – Construction – 0.6%
Quanta Services, Inc.	36,822	$2,651,920

Entertainment – 0.2%
Six Flags Entertainment Corp.	25,485	$869,038

Food & Beverages – 3.5%
Archer Daniels Midland Co.	61,358	$3,093,057
Coca-Cola European Partners PLC	55,191	2,750,167
Ingredion, Inc.	25,238	1,985,473
J.M. Smucker Co.	21,848	2,525,629
Kellogg Co.	35,734	2,223,727

8

MFS Mid Cap Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Food & Beverages – continued
Sanderson Farms, Inc.	14,604	$1,930,649

		$14,508,702

Food & Drug Stores – 1.4%
Albertsons Cos., Inc., “A” (l)	168,009	$2,953,598
Kroger Co.	90,890	2,886,667

		$5,840,265

Gaming & Lodging – 0.5%
Wyndham Hotels & Resorts, Inc.	32,503	$1,931,978

General Merchandise – 0.5%
Dollar Tree, Inc. (a)	17,801	$1,923,220

Insurance – 8.1%
Arthur J. Gallagher & Co.	39,544	$4,891,988
Assurant, Inc.	27,133	3,696,057
Athene Holding Ltd. (a)	58,097	2,506,305
Cincinnati Financial Corp.	37,867	3,308,440
Equitable Holdings, Inc.	143,629	3,675,466
Everest Re Group Ltd.	13,333	3,121,122
Hanover Insurance Group, Inc.	17,539	2,050,660
Hartford Financial Services Group, Inc.	83,124	4,071,414
Reinsurance Group of America, Inc.	23,642	2,740,108
Willis Towers Watson PLC	16,911	3,562,809

		$33,624,369

Leisure & Toys – 1.9%
Brunswick Corp.	42,088	$3,208,789
Electronic Arts, Inc.	17,224	2,473,366
Mattel, Inc. (a)	120,128	2,096,234

		$7,778,389

Machinery & Tools – 3.7%
AGCO Corp.	19,809	$2,042,110
Eaton Corp. PLC	39,288	4,720,060
Ingersoll Rand, Inc. (a)	61,675	2,809,913
ITT, Inc.	36,052	2,776,725
Regal Beloit Corp.	24,014	2,949,160

		$15,297,968

Major Banks – 1.8%
Comerica, Inc.	40,064	$2,237,975
KeyCorp	181,053	2,971,080
State Street Corp.	33,385	2,429,760

		$7,638,815

Medical & Health Technology & Services – 4.7%
AmerisourceBergen Corp.	21,335	$2,085,710
Change Healthcare, Inc. (a)	126,438	2,358,069
Laboratory Corp. of America Holdings (a)	16,629	3,384,833
PRA Health Sciences, Inc. (a)	26,902	3,374,587
Premier, Inc., “A”	62,205	2,183,395
Quest Diagnostics, Inc.	23,989	2,858,769
Universal Health Services, Inc.	24,398	3,354,725

		$19,600,088

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Medical Equipment – 3.0%
Boston Scientific Corp. (a)	67,019	$2,409,333
Dentsply Sirona, Inc.	47,687	2,496,891
PerkinElmer, Inc.	20,353	2,920,656
Zimmer Biomet Holdings, Inc.	29,399	4,530,092

		$12,356,972

Natural Gas – Distribution – 1.5%
Atmos Energy Corp.	17,197	$1,641,110
NiSource, Inc.	75,265	1,726,579
Sempra Energy	21,578	2,749,253

		$6,116,942

Natural Gas – Pipeline – 0.9%
Equitrans Midstream Corp.	67,763	$544,815
Plains GP Holdings LP	213,582	1,804,768
Targa Resources Corp.	49,061	1,294,229

		$3,643,812

Network & Telecom – 0.8%
Motorola Solutions, Inc.	19,636	$3,339,298

Oil Services – 0.4%
Halliburton Co.	78,152	$1,477,073

Other Banks & Diversified Financials – 7.6%
Discover Financial Services	39,789	$3,602,098
East West Bancorp, Inc.	27,958	1,417,750
Element Fleet Management Corp.	202,625	2,129,879
Northern Trust Corp.	33,198	3,092,062
Prosperity Bancshares, Inc.	27,052	1,876,327
Signature Bank	21,739	2,941,069
SLM Corp.	208,174	2,579,276
SVB Financial Group (a)	8,626	3,345,421
Truist Financial Corp.	76,616	3,672,205
Umpqua Holdings Corp.	130,732	1,979,282
Wintrust Financial Corp.	33,558	2,050,058
Zions Bancorp NA	67,954	2,951,922

		$31,637,349

Pharmaceuticals – 1.0%
Elanco Animal Health, Inc. (a)	60,742	$1,862,957
Viatris, Inc. (a)	114,612	2,147,829

		$4,010,786

Pollution Control – 0.6%
Republic Services, Inc.	25,004	$2,407,885

Railroad & Shipping – 0.7%
Kansas City Southern Co.	13,997	$2,857,208

Real Estate – 6.3%
Annaly Mortgage Management, Inc., REIT	121,875	$1,029,844
Boston Properties, Inc., REIT	14,160	1,338,545
Brixmor Property Group, Inc., REIT	134,789	2,230,758
Host Hotels & Resorts, Inc., REIT	160,880	2,353,674
Life Storage, Inc., REIT	36,453	4,352,124
Medical Properties Trust, Inc., REIT	138,610	3,020,312
Spirit Realty Capital, Inc., REIT	40,779	1,638,092
Sun Communities, Inc., REIT	24,558	3,731,588

9

MFS Mid Cap Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Real Estate – continued
VICI Properties, Inc., REIT	135,746	$3,461,523
W.P. Carey, Inc., REIT	41,859	2,954,408

		$26,110,868

Restaurants – 1.1%
Aramark	64,183	$2,469,762
Performance Food Group Co. (a)	20,335	968,149
Wendy’s Co.	53,128	1,164,566

		$4,602,477

Specialty Chemicals – 3.1%
Ashland Global Holdings, Inc.	11,210	$887,832
Axalta Coating Systems Ltd. (a)	106,417	3,038,205
Corteva, Inc.	87,655	3,394,002
DuPont de Nemours, Inc.	50,730	3,607,410
Univar Solutions, Inc. (a)	111,717	2,123,740

		$13,051,189

Specialty Stores – 1.0%
BJ’s Wholesale Club Holdings, Inc. (a)	29,705	$1,107,403
Tractor Supply Co.	9,126	1,282,933
Urban Outfitters, Inc. (a)	66,697	1,707,443

		$4,097,779

Trucking – 0.4%
Knight-Swift Transportation Holdings, Inc.	39,629	$1,657,285

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Utilities – Electric Power – 7.8%
AES Corp.	168,746	$3,965,531
Ameren Corp.	36,824	2,874,481
CenterPoint Energy, Inc.	75,072	1,624,558
CenterPoint Energy, Inc. (a)(z)	51,884	1,122,770
CMS Energy Corp.	62,832	3,833,380
Edison International	40,501	2,544,273
Eversource Energy	46,825	4,050,831
PG&E Corp. (a)	362,049	4,511,131
Pinnacle West Capital Corp.	47,517	3,798,984
Public Service Enterprise Group, Inc.	70,819	4,128,748

		$32,454,687

Total Common Stocks (Identified Cost, $294,279,766)		$407,548,039

INVESTMENT COMPANIES (h) – 1.6%
Money Market Funds – 1.6%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $6,444,072)	6,444,072	$6,444,072

COLLATERAL FOR SECURITIES LOANED – 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.1% (j) (Identified Cost, $1,449,069)	1,449,069	$1,449,069

OTHER ASSETS, LESS LIABILITIES – (0.3)%		(1,394,370)

NET ASSETS – 100.0%		$414,046,810

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $6,444,072 and $408,997,108, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan. See Note 2 for additional information.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value

CenterPoint Energy, Inc.	5/07/20	$834,295	$1,122,770

% of Net assets			0.3%

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

10

MFS Mid Cap Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/20

Assets
Investments in unaffiliated issuers, at value, including $1,476,790 of securities on loan (identified cost, $295,728,835)	$408,997,108
Investments in affiliated issuers, at value (identified cost, $6,444,072)	6,444,072
Receivables for
Investments sold	304,707
Fund shares sold	342,858
Interest and dividends	648,003
Other assets	1,934
Total assets	$416,738,682

Liabilities
Payables for
Investments purchased	$280,824
Fund shares reacquired	887,470
Collateral for securities loaned, at value	1,449,069
Payable to affiliates
Investment adviser	16,544
Administrative services fee	322
Shareholder servicing costs	98
Distribution and/or service fees	1,930
Payable for independent Trustees’ compensation	129
Accrued expenses and other liabilities	55,486
Total liabilities	$2,691,872
Net assets	$414,046,810

Net assets consist of
Paid-in capital	$296,237,452
Total distributable earnings (loss)	117,809,358
Net assets	$414,046,810
Shares of beneficial interest outstanding	48,386,947

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$271,130,761	31,567,973	$8.59
Service Class	142,916,049	16,818,974	8.50

See Notes to Financial Statements

11

MFS Mid Cap Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/20

Net investment income (loss)
Income
Dividends	$6,418,114
Other	25,285
Dividends from affiliated issuers	22,288
Income on securities loaned	20,149
Foreign taxes withheld	(8,777)
Total investment income	$6,477,059
Expenses
Management fee	$2,388,889
Distribution and/or service fees	190,804
Shareholder servicing costs	15,837
Administrative services fee	52,735
Independent Trustees’ compensation	8,412
Custodian fee	16,706
Shareholder communications	15,352
Audit and tax fees	57,636
Legal fees	2,614
Miscellaneous	29,530
Total expenses	$2,778,515
Reduction of expenses by investment adviser	(35,019)
Net expenses	$2,743,496
Net investment income (loss)	$3,733,563

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$2,452,091
Affiliated issuers	(202)
Foreign currency	(525)
Net realized gain (loss)	$2,451,364
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$20,625,496
Translation of assets and liabilities in foreign currencies	275
Net unrealized gain (loss)	$20,625,771
Net realized and unrealized gain (loss)	$23,077,135
Change in net assets from operations	$26,810,698

See Notes to Financial Statements

12

MFS Mid Cap Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/20	12/31/19
Change in net assets

From operations
Net investment income (loss)	$3,733,563	$3,791,934
Net realized gain (loss)	2,451,364	13,250,692
Net unrealized gain (loss)	20,625,771	64,174,385
Change in net assets from operations	$26,810,698	$81,217,011
Total distributions to shareholders	$(17,052,598)	$(28,645,592)
Change in net assets from fund share transactions	$68,439,512	$17,222,164
Total change in net assets	$78,197,612	$69,793,583

Net assets
At beginning of period	335,849,198	266,055,615
At end of period	$414,046,810	$335,849,198

See Notes to Financial Statements

13

MFS Mid Cap Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$8.74	$7.42	$9.01	$8.29	$7.84

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.11	$0.10	$0.07	$0.10	(c)
Net realized and unrealized gain (loss)	0.19	2.09	(1.03)	1.03	1.12
Total from investment operations	$0.28	$2.20	$(0.93)	$1.10	$1.22

Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.12)	$(0.08)	$(0.11)	$(0.07)
From net realized gain	(0.33)	(0.76)	(0.58)	(0.27)	(0.70)
Total distributions declared to shareholders	$(0.43)	$(0.88)	$(0.66)	$(0.38)	$(0.77)
Net asset value, end of period (x)	$8.59	$8.74	$7.42	$9.01	$8.29
Total return (%) (k)(r)(s)(x)	3.87	31.12	(11.45)	13.67	15.98	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.81	0.81	0.81	0.77	(c)
Expenses after expense reductions (f)	0.80	0.80	0.80	0.81	0.76	(c)
Net investment income (loss)	1.22	1.31	1.13	0.82	1.31	(c)
Portfolio turnover	35	30	32	36	32
Net assets at end of period (000 omitted)	$271,131	$261,832	$210,218	$268,291	$271,001

Service Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$8.65	$7.35	$8.93	$8.22	$7.78

Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.09	$0.08	$0.05	$0.08	(c)
Net realized and unrealized gain (loss)	0.18	2.06	(1.02)	1.02	1.12
Total from investment operations	$0.26	$2.15	$(0.94)	$1.07	$1.20

Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.09)	$(0.06)	$(0.09)	$(0.06)
From net realized gain	(0.33)	(0.76)	(0.58)	(0.27)	(0.70)
Total distributions declared to shareholders	$(0.41)	$(0.85)	$(0.64)	$(0.36)	$(0.76)
Net asset value, end of period (x)	$8.50	$8.65	$7.35	$8.93	$8.22
Total return (%) (k)(r)(s)(x)	3.67	30.71	(11.61)	13.41	15.76	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.06	1.06	1.06	1.02	(c)
Expenses after expense reductions (f)	1.05	1.05	1.05	1.05	1.01	(c)
Net investment income (loss)	1.01	1.06	0.86	0.59	1.06	(c)
Portfolio turnover	35	30	32	36	32
Net assets at end of period (000 omitted)	$142,916	$74,018	$55,837	$85,643	$59,545

See Notes to Financial Statements

14

MFS Mid Cap Value Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Mid Cap Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Value Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities

16

MFS Mid Cap Value Portfolio

Notes to Financial Statements – continued

in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$397,967,021	$1,122,770	$—	$399,089,791
Netherlands	3,578,202	—	—	3,578,202
United Kingdom	2,750,167	—	—	2,750,167
Canada	2,129,879	—	—	2,129,879
Mutual Funds	7,893,141	—	—	7,893,141
Total	$414,318,410	$1,122,770	$—	$415,441,180

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $1,476,790. The fair value of the fund’s investment securities on loan and a related liability of $1,449,069 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The value of the fund’s securities on loan net of the related collateral is $27,721 at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

17

MFS Mid Cap Value Portfolio

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$6,003,306	$5,670,312
Long-term capital gains	11,049,292	22,975,280
Total distributions	$17,052,598	$28,645,592

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/20

Cost of investments	$304,697,037
Gross appreciation	115,984,116
Gross depreciation	(5,239,973)
Net unrealized appreciation (depreciation)	$110,744,143

Undistributed ordinary income	5,694,650
Undistributed long-term capital gain	1,370,375
Other temporary differences	190

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$13,255,627	$22,502,110
Service Class	3,796,971	6,143,482
Total	$17,052,598	$28,645,592

18

MFS Mid Cap Value Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $35,019, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Effective August 1, 2020, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.92% of average daily net assets for the Initial Class shares and 1.17% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December, 31, 2020, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $14,530, which equated to 0.0046% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $1,307.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0165% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2020, the fund engaged in sale transactions pursuant to this policy, which amounted to $504,478. The sales transactions resulted in net realized gains (losses) of $85,838.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2020, this reimbursement amounted to $25,226, which is included in “Other” income in the Statement of Operations.

19

MFS Mid Cap Value Portfolio

Notes to Financial Statements – continued

(4)	Portfolio Securities

For the year ended December 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $162,668,604 and $112,137,412, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/20		Year ended 12/31/19

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	7,662,072	$50,759,215	5,000,384	$40,867,519
Service Class	9,879,543	76,631,018	1,262,425	10,332,654
	17,541,615	$127,390,233	6,262,809	$51,200,173

Shares issued to shareholders in reinvestment of distributions
Initial Class	1,788,885	$13,255,627	2,918,562	$22,502,110
Service Class	517,298	3,796,971	804,121	6,143,482
	2,306,183	$17,052,598	3,722,683	$28,645,592

Shares reacquired
Initial Class	(7,844,938)	$(59,601,370)	(6,280,151)	$(53,313,116)
Service Class	(2,135,128)	(16,401,949)	(1,108,297)	(9,310,485)
	(9,980,066)	$(76,003,319)	(7,388,448)	$(62,623,601)

Net change
Initial Class	1,606,019	$4,413,472	1,638,795	$10,056,513
Service Class	8,261,713	64,026,040	958,249	7,165,651
	9,867,732	$68,439,512	2,597,044	$17,222,164

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 25%, 8%, and 4%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $1,607 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,410,369	$150,504,641	$145,470,736	$(202)	$—	$6,444,072

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$22,288	$—

20

MFS Mid Cap Value Portfolio

Notes to Financial Statements – continued

(8)	Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

21

MFS Mid Cap Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees MFS Variable Insurance Trust III and the Shareholders of

MFS Mid Cap Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Value Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

22

MFS Mid Cap Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

23

MFS Mid Cap Value Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

24

MFS Mid Cap Value Portfolio

Trustees and Officers – continued

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Kevin Schmitz Brooks Taylor

25

MFS Mid Cap Value Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Mid Cap Value Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

26

MFS Mid Cap Value Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median. The Trustees also noted that MFS has agreed to implement an expense limitation for the Fund effective August 1, 2020, which may not be changed without the Trustees’ approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

27

MFS Mid Cap Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit3 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit3 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $12,155,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 80.75% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

Annual Report

December 31, 2020

MFS® Moderate Allocation Portfolio

MFS® Variable Insurance Trust III

VMA-ANN

MFS® Moderate Allocation Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Moderate Allocation Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

February 16, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

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MFS Moderate Allocation Portfolio

PORTFOLIO COMPOSITION

Portfolio target allocation

Portfolio holdings
MFS Total Return Bond Series	11.5%
MFS Government Securities Portfolio	9.3%
MFS Value Series	9.2%
MFS Growth Series	9.1%
MFS Research Series	8.2%
MFS Mid Cap Growth Series	7.3%
MFS Mid Cap Value Portfolio	7.3%
MFS Research International Portfolio	7.2%
MFS Inflation-Adjusted Bond Portfolio	4.9%
MFS High Yield Portfolio	4.9%
MFS Global Governments Portfolio	4.8%
MFS Limited Maturity Portfolio	3.8%
MFS International Growth Portfolio	3.1%
MFS International Intrinsic Value Portfolio	3.1%
MFS Global Real Estate Portfolio	3.0%
MFS New Discovery Series	1.6%
MFS New Discovery Value Portfolio	1.6%
Cash & Cash Equivalents	0.1%

Portfolio actual allocation

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds’ subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds’ Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the fund’s Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2020.

The portfolio is actively managed and current holdings may be different.

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MFS Moderate Allocation Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2020, Initial Class shares of the MFS Moderate Allocation Portfolio (fund) provided a total return of 14.29%, while Service Class shares of the fund provided a total return of 14.08%. These compare with a return of 18.40% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index). The fund’s other benchmark, the MFS Moderate Allocation Portfolio Blended Index (Blended Index), generated a return of 12.43%. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest – albeit the deepest and steepest – recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.

Factors Affecting Performance

During the reporting period, the fund underperformed its benchmark, the S&P 500 Index, primarily due to its allocation to the fixed income markets, which performed well, but underperformed the comparatively strong-performing S&P 500 Index. Over the same period, the fund outperformed the Blended Index. Rebalancing back to target equity weights after equity markets had declined in the first quarter benefited performance relative to the Blended Index, as stocks rebounded later in the year.

Relative to the Blended Index, the international equity segment was a primary contributor to the fund’s relative performance as both the MFS International Intrinsic Value Portfolio and MFS Research International Portfolio outperformed their respective benchmarks during the reporting period. The fund’s exposure to the MFS International Growth Portfolio also helped relative results.

The fund’s exposure to the fixed income asset class further supported performance relative to the Blended Index, led by its allocation to the MFS Inflation-Adjusted Bond Portfolio and MFS Global Governments Portfolio, which outweighed weakness from the fund’s exposure to shorter duration portfolios, particularly the MFS Limited Maturity Portfolio, given strong bond market performance during the period, and its exposure to, and the underperformance (relative to its respective benchmark) of, the MFS High Yield Portfolio.

The fund’s exposure to the U.S. equity asset class also benefited performance relative to the Blended Index. Here, exposure to growth-oriented funds, particularly the MFS Growth Series, MFS Mid Cap Growth Series and MFS New Discovery Series, helped relative returns and offset weakness from the fund’s exposure to value-oriented strategies, most notably the MFS Value Series and MFS Mid Cap Value Portfolio.

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MFS Moderate Allocation Portfolio

Management Review – continued

Lastly, the specialty segment was another positive contributor to performance relative to the Blended Index as the MFS Global Real Estate Portfolio outperformed its respective benchmark.

Respectfully,

Portfolio Manager(s)

Joseph Flaherty and Natalie Shapiro

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Moderate Allocation Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/20

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/20

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/01/08	14.29%	10.50%	8.27%
Service Class	10/01/08	14.08%	10.22%	8.01%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		18.40%	15.22%	13.88%
MFS Moderate Allocation Portfolio Blended Index (f)(w)		12.43%	9.68%	8.63%
Bloomberg Barclays U.S. Aggregate Bond Index (f)		7.51%	4.44%	3.84%
FTSE EPRA Nareit Developed Real Estate Index (net div) (f)		(9.04)%	3.74%	5.44%
MSCI EAFE Index (net div) (f)		7.82%	7.45%	5.51%

(f)	Source: FactSet Research Systems Inc.

(w)	As of December 31, 2020, the MFS Moderate Allocation Portfolio Blended Index (a custom index) was comprised of 43% Standard & Poor’s 500 Stock Index, 41% Bloomberg Barclays U.S. Aggregate Bond Index, 13% MSCI EAFE Index (net div), and 3% FTSE EPRA Nareit Developed Real Estate Index (net div).

Benchmark Definition(s)

Bloomberg Barclays U.S. Aggregate Bond Index (a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

FTSE EPRA Nareit Developed Real Estate Index (c) (net div) – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

MSCI EAFE (Europe, Australasia, Far East) Index (e) (net div) – a market capitalization index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

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MFS Moderate Allocation Portfolio

Performance Summary – continued

Standard & Poor’s 500 Stock Index (g) – a market capitalization index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

(a)

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

(c)

FTSE International Limited (“FTSE”)© FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. “FT-SE®”, “FOOTSIE®” and “FTSE4GOOD®” are trademarks of the London Stock Exchange Group companies. “Nareit®” is a trademark of the National Association of Real Estate Investment Trusts (“Nareit”) and “EPRA®” is a trademark of the European Public Real Estate Association (“EPRA”) and all are used by FTSE under license. The FTSE EPRA Nareit Developed Real Estate Index is calculated by FTSE. Neither FTSE, Euronext N.V., Nareit, nor EPRA sponsor, endorse, or promote this product and are not in any way connected to it and do not accept any liability. All intellectual property rights in the index values and constituent list vests in FTSE, Euronext N.V., Nareit, and EPRA. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE’s express written consent.

(e)

Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

(g)

“Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS’s product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Moderate Allocation Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2020 through December 31, 2020

As a contract holder of the fund, you incur ongoing costs, including distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.01%	$1,000.00	$1,147.27	$0.05
	Hypothetical (h)	0.01%	$1,000.00	$1,025.09	$0.05
Service Class	Actual	0.26%	$1,000.00	$1,145.99	$1.40
	Hypothetical (h)	0.26%	$1,000.00	$1,023.83	$1.32

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

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MFS Moderate Allocation Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
INVESTMENT COMPANIES (h) – 100.0%
Bond Funds – 39.2%
MFS Global Governments Portfolio – Initial Class	5,908,164	$69,066,438
MFS Government Securities Portfolio – Initial Class	10,336,446	132,926,692
MFS High Yield Portfolio – Initial Class	12,423,566	70,565,854
MFS Inflation-Adjusted Bond Portfolio – Initial Class	5,852,012	70,575,265
MFS Limited Maturity Portfolio – Initial Class	5,172,394	54,051,512
MFS Total Return Bond Series – Initial Class	11,657,416	164,602,721

		$561,788,482

International Stock Funds – 13.4%
MFS International Growth Portfolio – Initial Class	2,749,923	$44,246,260
MFS International Intrinsic Value Portfolio – Initial Class	1,257,865	44,088,152
MFS Research International Portfolio – Initial Class	5,707,882	103,540,989

		$191,875,401

Specialty Funds – 3.0%
MFS Global Real Estate Portfolio – Initial Class	2,931,038	$43,906,947

U.S. Stock Funds – 44.3%
MFS Growth Series – Initial Class	1,775,909	$131,079,855
MFS Mid Cap Growth Series – Initial Class	8,277,956	104,633,358
MFS Mid Cap Value Portfolio – Initial Class	12,111,054	104,033,955

Issuer	Shares/Par	Value ($)
INVESTMENT COMPANIES (h) – continued
U.S. Stock Funds – continued
MFS New Discovery Series – Initial Class	853,619	$23,013,558
MFS New Discovery Value Portfolio – Initial Class	2,612,683	22,913,234
MFS Research Series – Initial Class	3,567,208	117,254,115
MFS Value Series – Initial Class	6,480,734	132,206,979

		$635,135,054

Money Market Funds – 0.1%
MFS Institutional Money Market Portfolio, 0.1% (v)	1,530,642	$1,530,642

Total Investment Companies (Identified Cost, $1,089,522,484)		$1,434,236,526

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(74,783)

NET ASSETS – 100.0%		$1,434,161,743

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate value of the fund’s investments in affiliated issuers was $1,434,236,526.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

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MFS Moderate Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/20

Assets
Investments in affiliated issuers, at value (identified cost, $1,089,522,484)	$1,434,236,526
Receivables for
Investments sold	713,651
Fund shares sold	2,403
Other assets	6,318
Total assets	$1,434,958,898

Liabilities
Payables for
Fund shares reacquired	$714,415
Payable to affiliates
Administrative services fee	96
Shareholder servicing costs	105
Distribution and/or service fees	19,420
Payable for independent Trustees’ compensation	419
Accrued expenses and other liabilities	62,700
Total liabilities	$797,155
Net assets	$1,434,161,743

Net assets consist of
Paid-in capital	$1,009,353,186
Total distributable earnings (loss)	424,808,557
Net assets	$1,434,161,743
Shares of beneficial interest outstanding	103,504,294

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$7,891,058	569,260	$13.86
Service Class	1,426,270,685	102,935,034	13.86

See Notes to Financial Statements

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MFS Moderate Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/20

Net investment income (loss)
Income
Dividends from affiliated issuers	$28,127,358
Other	195
Total investment income	$28,127,553
Expenses
Distribution and/or service fees	$3,367,133
Shareholder servicing costs	19,014
Administrative services fee	17,500
Independent Trustees’ compensation	22,404
Custodian fee	21,429
Shareholder communications	22,520
Audit and tax fees	41,018
Legal fees	10,349
Miscellaneous	38,819
Total expenses	$3,560,186
Net investment income (loss)	$24,567,367

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Investments in affiliated issuers	$25,834,283
Capital gain distributions from underlying affiliated funds	35,761,509
Net realized gain (loss)	$61,595,792
Change in unrealized appreciation or depreciation
Affiliated issuers	$92,863,183
Net realized and unrealized gain (loss)	$154,458,975
Change in net assets from operations	$179,026,342

See Notes to Financial Statements

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MFS Moderate Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/20	12/31/19
Change in net assets

From operations
Net investment income (loss)	$24,567,367	$28,284,114
Net realized gain (loss)	61,595,792	83,496,068
Net unrealized gain (loss)	92,863,183	170,337,950
Change in net assets from operations	$179,026,342	$282,118,132
Total distributions to shareholders	$(112,743,754)	$(129,684,645)
Change in net assets from fund share transactions	$(53,557,712)	$(101,203,589)
Total change in net assets	$12,724,876	$51,229,898

Net assets
At beginning of period	1,421,436,867	1,370,206,969
At end of period	$1,434,161,743	$1,421,436,867

See Notes to Financial Statements

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MFS Moderate Allocation Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$13.23	$11.95	$13.33	$12.25	$12.48

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.29	$0.30	$0.30	$0.26	$0.24	(c)
Net realized and unrealized gain (loss)	1.51	2.28	(0.74)	1.60	0.55
Total from investment operations	$1.80	$2.58	$(0.44)	$1.86	$0.79

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.35)	$(0.29)	$(0.28)	$(0.37)
From net realized gain	(0.85)	(0.95)	(0.65)	(0.50)	(0.65)
Total distributions declared to shareholders	$(1.17)	$(1.30)	$(0.94)	$(0.78)	$(1.02)
Net asset value, end of period (x)	$13.86	$13.23	$11.95	$13.33	$12.25
Total return (%) (k)(s)(x)	14.29	22.23	(3.85)	15.52	6.16	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.01	0.01	0.01	0.01	0.02	(c)
Expenses after expense reductions (f)(h)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	2.24	2.28	2.29	1.98	1.95	(c)
Portfolio turnover	7	1	1	0 (b)	0	(b)
Net assets at end of period (000 omitted)	$7,891	$6,448	$5,333	$6,053	$5,460

Service Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$13.22	$11.94	$13.32	$12.24	$12.47

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.24	$0.26	$0.27	$0.22	$0.21	(c)
Net realized and unrealized gain (loss)	1.54	2.28	(0.75)	1.60	0.54
Total from investment operations	$1.78	$2.54	$(0.48)	$1.82	$0.75

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.31)	$(0.25)	$(0.24)	$(0.33)
From net realized gain	(0.85)	(0.95)	(0.65)	(0.50)	(0.65)
Total distributions declared to shareholders	$(1.14)	$(1.26)	$(0.90)	$(0.74)	$(0.98)
Net asset value, end of period (x)	$13.86	$13.22	$11.94	$13.32	$12.24
Total return (%) (k)(s)(x)	14.08	21.90	(4.13)	15.23	5.87	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.26	0.26	0.26	0.26	0.27	(c)
Expenses after expense reductions (f)(h)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	1.81	1.98	2.02	1.66	1.71	(c)
Portfolio turnover	7	1	1	0 (b)	0	(b)
Net assets at end of period (000 omitted)	$1,426,271	$1,414,989	$1,364,874	$1,686,004	$1,721,397

See Notes to Financial Statements

12

MFS Moderate Allocation Portfolio

Financial Highlights – continued

(b)	Less than 0.5%.

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(h)

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Moderate Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Moderate Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting, and auditing systems, and greater political, social, and economic instability than developed markets.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The underlying funds’ shareholder reports are not covered by this report.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as

14

MFS Moderate Allocation Portfolio

Notes to Financial Statements – continued

provided by a third-party pricing service. Debt instruments sold short are generally valued at an evaluated or composite mean as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Mutual Funds	$1,434,236,526	$—	$—	$1,434,236,526

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

15

MFS Moderate Allocation Portfolio

Notes to Financial Statements – continued

Derivatives – The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$31,753,653	$31,668,625
Long-term capital gains	80,990,101	98,016,020
Total distributions	$112,743,754	$129,684,645

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/20

Cost of investments	$1,096,525,860
Gross appreciation	341,539,164
Gross depreciation	(3,828,498)
Net unrealized appreciation (depreciation)	$337,710,666

Undistributed ordinary income	31,405,717
Undistributed long-term capital gain	55,692,174

16

MFS Moderate Allocation Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$623,766	$563,100
Service Class	112,119,988	129,121,545
Total	$112,743,754	$129,684,645

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such as fees and expenses associated with investments in investment companies and other similar investment vehicles such that fund operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022. For the year ended December 31, 2020, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $18,836, which equated to 0.0014% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $178.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0013% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

(4) Portfolio Securities

For the year ended December 31, 2020, purchases and sales of shares of underlying funds, excluding the MFS Institutional Money Market Portfolio, aggregated $88,280,389 and $258,105,093, respectively.

17

MFS Moderate Allocation Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/20		Year ended 12/31/19

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	73,652	$1,010,328	27,059	$351,818
Service Class	671,675	7,815,165	133,868	1,765,070
	745,327	$8,825,493	160,927	$2,116,888

Shares issued to shareholders in reinvestment of distributions
Initial Class	48,354	$623,766	45,048	$563,100
Service Class	8,684,740	112,119,988	10,329,723	129,121,545
	8,733,094	$112,743,754	10,374,771	$129,684,645

Shares reacquired
Initial Class	(40,060)	$(529,008)	(30,872)	$(397,056)
Service Class	(13,418,043)	(174,597,951)	(17,736,864)	(232,608,066)
	(13,458,103)	$(175,126,959)	(17,767,736)	$(233,005,122)

Net change
Initial Class	81,946	$1,105,086	41,235	$517,862
Service Class	(4,061,628)	(54,662,798)	(7,273,273)	(101,721,451)
	(3,979,682)	$(53,557,712)	(7,232,038)	$(101,203,589)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $7,314 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

18

MFS Moderate Allocation Portfolio

Notes to Financial Statements – continued

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Global Governments Portfolio	$69,188,179	$6,857,004	$12,668,110	$(234,016)	$5,923,381	$69,066,438
MFS Global Real Estate Portfolio	42,213,211	6,732,342	3,816,046	392,316	(1,614,876)	43,906,947
MFS Government Securities Portfolio	139,648,867	18,521,626	29,559,414	(1,449,004)	5,764,617	132,926,692
MFS Growth Series	129,207,879	8,261,537	33,761,439	13,834,399	13,537,479	131,079,855
MFS High Yield Portfolio	71,116,166	5,040,026	5,204,473	(688,292)	302,427	70,565,854
MFS Inflation-Adjusted Bond Portfolio	69,697,879	2,688,585	8,924,782	(71,926)	7,185,509	70,575,265
MFS Institutional Money Market Portfolio	1,570,637	5,409,739	5,449,680	(82)	28	1,530,642
MFS International Growth Portfolio	43,028,167	2,960,799	7,115,193	829,794	4,542,693	44,246,260
MFS International Intrinsic Value Portfolio	42,910,215	2,011,025	7,378,836	2,408,032	4,137,716	44,088,152
MFS Limited Maturity Portfolio	56,322,769	3,141,857	5,791,637	(128,014)	506,537	54,051,512
MFS Mid Cap Growth Series	100,114,910	11,618,285	32,049,750	6,085,827	18,864,086	104,633,358
MFS Mid Cap Value Portfolio	100,501,786	21,686,555	21,108,380	(2,265,203)	5,219,197	104,033,955
MFS New Discovery Series	21,505,233	4,048,736	9,414,597	1,759,045	5,115,141	23,013,558
MFS New Discovery Value Portfolio	21,487,891	6,202,671	5,064,357	(827,734)	1,114,763	22,913,234
MFS Research International Portfolio	100,432,483	11,038,663	15,672,540	1,775,484	5,966,899	103,540,989
MFS Research Series	114,795,342	11,482,440	22,455,634	3,018,206	10,413,761	117,254,115
MFS Total Return Bond Series	168,792,734	9,647,266	21,222,574	(208,455)	7,593,750	164,602,721
MFS Value Series	128,988,929	20,221,401	16,897,332	1,603,906	(1,709,925)	132,206,979
	$1,421,523,277	$157,570,557	$263,554,774	$25,834,283	$92,863,183	$1,434,236,526

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Global Governments Portfolio					$881,234	$—
MFS Global Real Estate Portfolio					2,231,302	803,733
MFS Government Securities Portfolio					3,832,712	—
MFS Growth Series					—	7,622,474
MFS High Yield Portfolio					3,768,547	—
MFS Inflation-Adjusted Bond Portfolio					400,469	787,580
MFS Institutional Money Market Portfolio					8,439	—
MFS International Growth Portfolio					693,411	412,388
MFS International Intrinsic Value Portfolio					447,158	764,034
MFS Limited Maturity Portfolio					1,673,434	—
MFS Mid Cap Growth Series					359,512	6,607,433
MFS Mid Cap Value Portfolio					1,896,539	3,398,606
MFS New Discovery Series					571,073	1,329,736
MFS New Discovery Value Portfolio					548,386	1,516,137
MFS Research International Portfolio					2,026,068	3,211,168
MFS Research Series					1,173,067	3,921,153
MFS Total Return Bond Series					5,508,475	—
MFS Value Series					2,107,532	5,387,067
					$28,127,358	$35,761,509

(8)	Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

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MFS Moderate Allocation Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Moderate Allocation Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Moderate Allocation Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

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MFS Moderate Allocation Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

21

MFS Moderate Allocation Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

22

MFS Moderate Allocation Portfolio

Trustees and Officers – continued

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Joseph Flaherty Natalie Shapiro

23

MFS Moderate Allocation Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Moderate Allocation Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s fees and expenses and the fees and expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information as to whether and to what extent applicable expense waivers and reimbursements are observed for the Fund, (iv) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (v) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vi) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (vii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Moderate Allocation Portfolio

Board Review of Investment Advisory Agreement – continued

The Trustees considered that MFS does not charge an advisory fee for providing investment advisory services to the Fund, but that the Fund pays its pro rata share of the advisory fees paid by the underlying funds in which it invests (the “Underlying Funds”).

In assessing the reasonableness of the Fund’s expenses, the Trustees considered, among other information, the Fund’s total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s total expense ratio was lower than the Broadridge expense group median. Because the Fund does not pay an advisory fee, the Trustees did not consider the extent to which economies of scale would be realized due to the Fund’s growth of assets, whether fee levels reflect economies of scale for shareholders, or the fees paid by similar funds to other investment advisers or by similar clients of MFS.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s or the Underlying Funds’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

25

MFS Moderate Allocation Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit3 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit3 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $89,090,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 20.64% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

Annual Report

December 31, 2020

MFS® New Discovery Value Portfolio

MFS® Variable Insurance Trust III

VDV-ANN

MFS® New Discovery Value Portfolio

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS New Discovery Value Portfolio

LETTER FROM THE CEO

Dear Contract Owners:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts remain high, new variants of the virus are appearing and questions persist over how fast the vaccine can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Additional U.S. stimulus is anticipated with the Democrats in the White House and in control of both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, dramatic increases in speculative retail trading bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

February 16, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS New Discovery Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
KBR, Inc.	1.7%
Element Solutions, Inc.	1.7%
WESCO International, Inc.	1.7%
Graphic Packaging Holding Co.	1.6%
UMB Financial Corp.	1.5%
East West Bancorp, Inc.	1.5%
Cathay General Bancorp, Inc.	1.4%
Umpqua Holdings Corp.	1.4%
SLM Corp.	1.4%
Verint Systems, Inc.	1.4%

GICS equity sectors (g)
Financials	25.2%
Industrials	15.1%
Consumer Discretionary	13.3%
Materials	10.3%
Information Technology	9.5%
Real Estate	8.1%
Utilities	5.4%
Energy	5.1%
Health Care	3.4%
Consumer Staples	3.1%
Communication Services	0.6%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

MFS New Discovery Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2020, Initial Class shares of the MFS New Discovery Value Portfolio (fund) provided a total return of 4.19%, while Service Class shares of the fund provided a total return of 3.73%. These compare with a return of 4.63% over the same period for the fund’s benchmark, the Russell 2000® Value Index.

Market Environment

Markets experienced an extraordinarily sharp selloff early in the period and, in many cases, an unusually rapid recovery later. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the shortest – albeit the deepest and steepest – recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale. There are also worries over the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. In developed countries, monetary easing measures were complemented by unusually large fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

In the immediate aftermath of the market disruption that accompanied the initial phases of the pandemic, many companies that had added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks halted those activities, and some companies were forced to recapitalize. As markets and the economy stabilized later in the period, in many cases dividend payments and buybacks resumed. Conversely, some companies found themselves flush with liquidity, having borrowed preemptively during the worst of the crisis only to end up with excess cash on their balance sheets.

Detractors from Performance

Stock selection within both the consumer discretionary and utilities sectors held back the fund’s performance relative to the Russell 2000® Value Index. Within the consumer discretionary sector, not owning shares of strong-performing gaming services provider Penn National Gaming, and the fund’s overweight position in beauty salons operator Regis, weighed on relative returns. Within the utilities sector, an overweight position in energy provider South Jersey Industries weakened relative performance.

Although security selection and an underweight position in the health care sector dampened relative performance, there were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund’s largest relative detractors for the reporting period.

Elsewhere, the fund’s overweight positions in onshore contract drilling company Patterson-UTI Energy (h), oil and gas services provider Frank’s International and commercial banking and financial services provider Hanmi Financial held back relative returns. The timing of the fund’s ownership in shares of real estate investment trust Two Harbors Investment, its holdings of oil transportation and storage company Plains GP Holdings (b) and independent natural gas and oil WPX Energy (b), and not owning shares of strong-performing natural ingredients company Darling Ingredients further hindered relative performance.

Contributors to Performance

Stock selection and an underweight position in the financials sector contributed to relative returns, led by the fund’s holdings of financial data services firm TMX Group (b)(h) (Canada).

Stock selection within both the real estate and industrials sectors further supported relative results. Within the real estate sector, holdings of real estate investment trust Equity Commonwealth (b)(h) were among the fund’s top contributors. Within the industrials sector, holdings of electric and gas infrastructure services provider Quanta Services (b) and industrial distributor HD Supply Holdings (b)(h), and an overweight position in intermodal container lessor Textainer Group (China), further strengthened relative performance.

3

MFS New Discovery Value Portfolio

Management Review – continued

Elsewhere, individual stocks that were among the fund’s top relative contributors during the reporting period included its overweight holdings of strong-performing Internet-based mailing and shipping solutions company Stamps.com and warehouse club operator BJ’s Wholesale Club (h). Holding shares of enterprise communication solutions provider 8X8 (b), specialty chemical company Element Solutions (b) and frozen food manufacturer Nomad Foods (b) (United Kingdom) also aided relative returns.

Respectfully,

Portfolio Manager(s)

Richard Offen and Kevin Schmitz

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS New Discovery Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/20

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/20

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/01/08	4.19%	12.73%	10.20%
Service Class	10/01/08	3.73%	12.42%	9.92%

Comparative benchmark(s)
Russell 2000® Value Index (f)		4.63%	9.65%	8.66%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Russell 2000® Value Index (h) – a market-capitalization-weighted, value-oriented index that measures the performance of small-capitalization stocks that have relatively low price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

(h)

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

5

MFS New Discovery Value Portfolio

Performance Summary – continued

Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS New Discovery Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2020 through December 31, 2020

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2020 through December 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/20	Ending Account Value 12/31/20	Expenses Paid During Period (p) 7/01/20-12/31/20
Initial Class	Actual	0.88%	$1,000.00	$1,303.05	$5.09
	Hypothetical (h)	0.88%	$1,000.00	$1,020.71	$4.47
Service Class	Actual	1.13%	$1,000.00	$1,300.13	$6.53
	Hypothetical (h)	1.13%	$1,000.00	$1,019.46	$5.74

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

MFS New Discovery Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.1%
Aerospace – 3.9%
CACI International, Inc., “A” (a)	2,006	$500,156
KBR, Inc.	30,816	953,139
PAE, Inc. (a)	76,476	702,050

		$2,155,345

Apparel Manufacturers – 2.4%
PVH Corp.	7,613	$714,784
Skechers USA, Inc., “A” (a)	16,940	608,824

		$1,323,608

Automotive – 3.3%
LKQ Corp. (a)	18,041	$635,765
Methode Electronics, Inc.	14,265	546,064
Stoneridge, Inc. (a)	9,034	273,098
Visteon Corp. (a)	2,785	349,573

		$1,804,500

Business Services – 1.0%
Stamps.com, Inc. (a)	1,685	$330,580
WNS (Holdings) Ltd., ADR (a)	3,221	232,073

		$562,653

Chemicals – 1.7%
Element Solutions, Inc.	51,945	$920,985

Computer Software – 1.8%
8x8, Inc. (a)	19,078	$657,619
ACI Worldwide, Inc. (a)	9,296	357,245

		$1,014,864

Computer Software – Systems – 1.4%
Verint Systems, Inc. (a)	11,085	$744,690

Construction – 2.0%
Armstrong World Industries, Inc.	2,727	$202,862
GMS, Inc. (a)	13,657	416,265
Toll Brothers, Inc.	11,444	497,471

		$1,116,598

Consumer Products – 2.2%
Energizer Holdings, Inc.	11,256	$474,778
Newell Brands, Inc.	17,737	376,557
Prestige Brands Holdings, Inc. (a)	11,129	388,068

		$1,239,403

Consumer Services – 2.2%
BrightView Holdings, Inc. (a)	18,705	$282,820
Grand Canyon Education, Inc. (a)	7,303	679,982
Regis Corp. (a)	30,079	276,426

		$1,239,228

Containers – 5.5%
Berry Global Group, Inc. (a)	12,878	$723,615
Graphic Packaging Holding Co.	50,990	863,771
Owens Corning	6,567	497,516
Pactiv Evergreen, Inc. (a)	28,668	520,037

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Containers – continued
Silgan Holdings, Inc.	10,780	$399,722

		$3,004,661

Electrical Equipment – 3.3%
Littlefuse, Inc.	1,109	$282,418
TriMas Corp. (a)	19,566	619,655
WESCO International, Inc. (a)	11,574	908,559

		$1,810,632

Electronics – 1.8%
nLIGHT, Inc. (a)	11,068	$361,370
Plexus Corp. (a)	7,883	616,530

		$977,900

Energy – Independent – 2.6%
Magnolia Oil & Gas Corp., “A” (a)	56,108	$396,123
Parsley Energy, Inc., “A”	38,431	545,720
WPX Energy, Inc. (a)	63,056	513,906

		$1,455,749

Engineering – Construction – 2.2%
APi Group, Inc. (a)	26,936	$488,888
Construction Partners, Inc., “A” (a)	6,589	191,806
Quanta Services, Inc.	7,138	514,079

		$1,194,773

Entertainment – 1.2%
IMAX Corp. (a)	17,533	$315,945
Six Flags Entertainment Corp.	9,713	331,213

		$647,158

Food & Beverages – 2.3%
Hostess Brands, Inc. (a)	36,856	$539,572
Nomad Foods Ltd. (a)	10,613	269,782
Sanderson Farms, Inc.	3,295	435,599

		$1,244,953

Gaming & Lodging – 0.7%
Wyndham Hotels & Resorts, Inc.	6,078	$361,276

Insurance – 4.2%
CNO Financial Group, Inc.	29,238	$649,961
Everest Re Group Ltd.	1,269	297,060
Hanover Insurance Group, Inc.	4,187	489,544
Selective Insurance Group, Inc.	6,585	441,063
Third Point Reinsurance Ltd. (a)	48,522	461,930

		$2,339,558

Leisure & Toys – 1.2%
Brunswick Corp.	4,875	$371,670
Funko, Inc., “A” (a)(l)	29,105	302,110

		$673,780

Machinery & Tools – 2.4%
Enerpac Tool Group Corp.	13,911	$314,528
ITT, Inc.	3,471	267,336

8

MFS New Discovery Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Machinery & Tools – continued
Kennametal, Inc.	8,470	$306,953
Regal Beloit Corp.	3,348	411,168

		$1,299,985

Major Banks – 1.2%
TCF Financial Corp.	18,286	$676,948

Medical & Health Technology & Services – 2.7%
PRA Health Sciences, Inc. (a)	5,567	$698,325
Premier, Inc., “A”	17,934	629,483
Syneos Health, Inc. (a)	2,331	158,811

		$1,486,619

Natural Gas – Distribution – 2.3%
New Jersey Resources Corp.	18,892	$671,611
South Jersey Industries, Inc.	27,860	600,383

		$1,271,994

Natural Gas – Pipeline – 1.2%
Plains GP Holdings LP	75,716	$639,800

Oil Services – 1.3%
ChampionX Corp. (a)	27,717	$424,070
Frank’s International N.V. (a)	103,583	283,817

		$707,887

Other Banks & Diversified Financials – 20.4%
Air Lease Corp.	8,476	$376,504
Bank of Hawaii Corp.	7,672	587,829
Brookline Bancorp, Inc.	39,949	480,986
Cathay General Bancorp, Inc.	24,689	794,739
East West Bancorp, Inc.	16,331	828,145
Element Fleet Management Corp.	46,278	486,448
Encore Capital Group, Inc. (a)	18,370	715,511
First Hawaiian, Inc.	29,756	701,646
Hanmi Financial Corp.	25,370	287,696
Lakeland Financial Corp.	9,429	505,206
Prosperity Bancshares, Inc.	8,692	602,877
Sandy Spring Bancorp, Inc.	7,718	248,442
Signature Bank	4,964	671,580
SLM Corp.	60,180	745,630
Textainer Group Holdings Ltd. (a)	32,814	629,372
UMB Financial Corp.	12,032	830,088
Umpqua Holdings Corp.	51,674	782,344
Wintrust Financial Corp.	9,862	602,470
Zions Bancorp NA	8,097	351,734

		$11,229,247

Pollution Control – 0.8%
U.S. Ecology, Inc.	11,622	$422,227

Real Estate – 9.2%
Brixmor Property Group, Inc., REIT	22,105	$365,838
Broadstone Net Lease, Inc.	22,460	439,767
Corporate Office Properties Trust, REIT	10,826	282,342
Douglas Emmett, Inc.	7,643	223,023
Empire State Realty Trust, REIT, “A”	45,061	419,969
Industrial Logistics Properties Trust, REIT	30,584	712,301
Lexington Realty Trust, REIT	41,096	436,439

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Real Estate – continued
Life Storage, Inc., REIT	3,804	$454,160
Office Properties Income Trust, REIT	16,988	385,967
STAG Industrial, Inc., REIT	10,057	314,985
Two Harbors Investment Corp., REIT	101,041	643,631
Urban Edge Properties, REIT	31,324	405,333

		$5,083,755

Specialty Chemicals – 4.8%
Avient Corp.	16,721	$673,522
Axalta Coating Systems Ltd. (a)	12,298	351,108
Compass Minerals International, Inc.	8,283	511,227
Ferro Corp. (a)	46,692	683,104
Univar Solutions, Inc. (a)	22,838	434,150

		$2,653,111

Specialty Stores – 2.2%
Urban Outfitters, Inc. (a)	22,166	$567,449
Zumiez, Inc. (a)	16,978	624,451

		$1,191,900

Trucking – 0.6%
Schneider National, Inc.	16,627	$344,179

Utilities – Electric Power – 3.1%
ALLETE, Inc.	4,158	$257,546
Black Hills Corp.	11,804	725,356
Portland General Electric Co.	16,618	710,752

		$1,693,654

Total Common Stocks (Identified Cost, $38,774,605)		$54,533,620

INVESTMENT COMPANIES (h) – 0.9%
Money Market Funds – 0.9%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $497,322)	497,322	$497,322

OTHER ASSETS, LESS LIABILITIES – 0.0%		17,449

NET ASSETS – 100.0%		$55,048,391

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $497,322 and $54,533,620, respectively.

(l)	A portion of this security is on loan. See Note 2 for additional information.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS New Discovery Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/20

Assets
Investments in unaffiliated issuers, at value, including $150,946 of securities on loan (identified cost, $38,774,605)	$54,533,620
Investments in affiliated issuers, at value (identified cost, $497,322)	497,322
Receivables for
Fund shares sold	35,083
Interest and dividends	86,571
Receivable from investment adviser	11,421
Other assets	533
Total assets	$55,164,550

Liabilities
Payables for
Fund shares reacquired	$76,164
Payable to affiliates
Administrative services fee	98
Shareholder servicing costs	22
Distribution and/or service fees	139
Payable for independent Trustees’ compensation	45
Accrued expenses and other liabilities	39,691
Total liabilities	$116,159
Net assets	$55,048,391

Net assets consist of
Paid-in capital	$41,296,263
Total distributable earnings (loss)	13,752,128
Net assets	$55,048,391
Shares of beneficial interest outstanding	6,291,446

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$44,833,811	5,113,737	$8.77
Service Class	10,214,580	1,177,709	8.67

See Notes to Financial Statements

10

MFS New Discovery Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/20

Net investment income (loss)
Income
Dividends	$849,911
Dividends from affiliated issuers	5,345
Other	5,126
Income on securities loaned	257
Foreign taxes withheld	(1,765)
Total investment income	$858,874
Expenses
Management fee	$432,139
Distribution and/or service fees	22,865
Shareholder servicing costs	3,692
Administrative services fee	17,614
Independent Trustees’ compensation	2,494
Custodian fee	6,105
Shareholder communications	5,022
Audit and tax fees	56,153
Legal fees	591
Miscellaneous	26,261
Total expenses	$572,936
Reduction of expenses by investment adviser	(126,779)
Net expenses	$446,157
Net investment income (loss)	$412,717

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(1,737,282)
Affiliated issuers	117
Foreign currency	(1,418)
Net realized gain (loss)	$(1,738,583)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$6,776,699
Translation of assets and liabilities in foreign currencies	(7)
Net unrealized gain (loss)	$6,776,692
Net realized and unrealized gain (loss)	$5,038,109
Change in net assets from operations	$5,450,826

See Notes to Financial Statements

11

MFS New Discovery Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/20	12/31/19
Change in net assets

From operations
Net investment income (loss)	$412,717	$479,827
Net realized gain (loss)	(1,738,583)	3,851,791
Net unrealized gain (loss)	6,776,692	9,877,996
Change in net assets from operations	$5,450,826	$14,209,614
Total distributions to shareholders	$(4,690,161)	$(8,140,140)
Change in net assets from fund share transactions	$3,672,055	$(506,413)
Total change in net assets	$4,432,720	$5,563,061

Net assets
At beginning of period	50,615,671	45,052,610
At end of period	$55,048,391	$50,615,671

See Notes to Financial Statements

12

MFS New Discovery Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$9.33	$8.45	$11.13	$10.79	$9.44

Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.10	$0.08	$0.05	$0.09	(c)
Net realized and unrealized gain (loss)	0.14	2.46	(0.94)	1.44	2.34
Total from investment operations	$0.21	$2.56	$(0.86)	$1.49	$2.43

Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.08)	$(0.06)	$(0.11)	$(0.10)
From net realized gain	(0.69)	(1.60)	(1.76)	(1.04)	(0.98)
Total distributions declared to shareholders	$(0.77)	$(1.68)	$(1.82)	$(1.15)	$(1.08)
Net asset value, end of period (x)	$8.77	$9.33	$8.45	$11.13	$10.79
Total return (%) (k)(r)(s)(x)	4.19	33.65	(10.78)	15.24	27.03	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.13	1.11	1.08	1.05	(c)
Expenses after expense reductions (f)	0.88	0.88	0.88	0.88	0.87	(c)
Net investment income (loss)	0.90	1.02	0.72	0.48	0.91	(c)
Portfolio turnover	84	38	55	52	48
Net assets at end of period (000 omitted)	$44,834	$41,098	$36,665	$45,470	$46,635

Service Class	Year ended

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16

Net asset value, beginning of period	$9.25	$8.38	$11.05	$10.72	$9.38

Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.07	$0.05	$0.03	$0.06	(c)
Net realized and unrealized gain (loss)	0.12	2.45	(0.93)	1.43	2.33
Total from investment operations	$0.17	$2.52	$(0.88)	$1.46	$2.39

Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.05)	$(0.03)	$(0.09)	$(0.07)
From net realized gain	(0.69)	(1.60)	(1.76)	(1.04)	(0.98)
Total distributions declared to shareholders	$(0.75)	$(1.65)	$(1.79)	$(1.13)	$(1.05)
Net asset value, end of period (x)	$8.67	$9.25	$8.38	$11.05	$10.72
Total return (%) (k)(r)(s)(x)	3.73	33.43	(11.00)	15.01	26.73	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.39	1.38	1.36	1.33	1.30	(c)
Expenses after expense reductions (f)	1.13	1.13	1.13	1.13	1.12	(c)
Net investment income (loss)	0.66	0.78	0.45	0.24	0.66	(c)
Portfolio turnover	84	38	55	52	48
Net assets at end of period (000 omitted)	$10,215	$9,518	$8,387	$10,907	$8,376

See Notes to Financial Statements

13

MFS New Discovery Value Portfolio

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS New Discovery Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Value Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser

15

MFS New Discovery Value Portfolio

Notes to Financial Statements – continued

generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$54,533,620	$—	$—	$54,533,620
Mutual Funds	497,322	—	—	497,322
Total	$55,030,942	$—	$—	$55,030,942

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $150,946. The fair value of the fund’s investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of $159,960 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

16

MFS New Discovery Value Portfolio

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/20	Year ended 12/31/19
Ordinary income (including any short-term capital gains)	$1,229,747	$1,970,102
Long-term capital gains	3,460,414	6,170,038
Total distributions	$4,690,161	$8,140,140

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/20

Cost of investments	$42,847,814
Gross appreciation	12,808,028
Gross depreciation	(624,900)
Net unrealized appreciation (depreciation)	$12,183,128

Undistributed ordinary income	1,293,331
Undistributed long-term capital gain	275,665
Other temporary differences	4

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/20	Year ended 12/31/19
Initial Class	$3,822,814	$6,657,895
Service Class	867,347	1,482,245
Total	$4,690,161	$8,140,140

17

MFS New Discovery Value Portfolio

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $250 million	0.90%
In excess of $250 million	0.85%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2020, this management fee reduction amounted to $5,282, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.88% of average daily net assets for the Initial Class shares and 1.13% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2022. For the year ended December 31, 2020, this reduction amounted to $121,497, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2020, the fee was $3,286, which equated to 0.0068% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2020, these costs amounted to $406.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2020 was equivalent to an annual effective rate of 0.0366% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2020, the fund engaged in purchase transactions pursuant to this policy, which amounted to $9,773.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2020, this reimbursement amounted to $5,110, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $39,594,110 and $39,684,774, respectively.

18

MFS New Discovery Value Portfolio

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/20		Year ended 12/31/19

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,799,875	$18,594,474	189,404	$1,751,071
Service Class	490,466	3,256,939	124,339	1,127,071
	3,290,341	$21,851,413	313,743	$2,878,142

Shares issued to shareholders in reinvestment of distributions
Initial Class	534,659	$3,822,814	832,237	$6,657,895
Service Class	122,507	867,347	186,916	1,482,245
	657,166	$4,690,161	1,019,153	$8,140,140

Shares reacquired
Initial Class	(2,623,597)	$(19,254,515)	(957,300)	$(8,904,637)
Service Class	(464,712)	(3,615,004)	(282,688)	(2,620,058)
	(3,088,309)	$(22,869,519)	(1,239,988)	$(11,524,695)

Net change
Initial Class	710,937	$3,162,773	64,341	$(495,671)
Service Class	148,261	509,282	28,567	(10,742)
	859,198	$3,672,055	92,908	$(506,413)

Effective at the close of business on August 14, 2019, the fund is closed to new investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 42%, 13%, and 8%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2020, the fund’s commitment fee and interest expense were $251 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$954,852	$34,718,717	$35,176,364	$117	$—	$497,322

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$5,345	$—

(8)	Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

19

MFS New Discovery Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of

MFS New Discovery Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Value Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

20

MFS New Discovery Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	134	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	134	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	134	Private investor	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

21

MFS New Discovery Value Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

22

MFS New Discovery Value Portfolio

Trustees and Officers – continued

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Richard Offen Kevin Schmitz

23

MFS New Discovery Value Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS New Discovery Value Portfolio

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS New Discovery Value Portfolio

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $250 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

25

MFS New Discovery Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit3 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit3 by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $3,807,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 47.05% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

Item 1(b):

Not applicable.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended December 31, 2020 and 2019, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2020	2019
Fees billed by Deloitte:
MFS Blended Research Small Cap Equity Portfolio	46,480	45,676
MFS Conservative Allocation Portfolio	31,662	31,106
MFS Global Real Estate Portfolio	47,469	46,649
MFS Growth Allocation Portfolio	31,662	31,106
MFS Inflation-Adjusted Bond Portfolio	36,535	35,898
MFS Limited Maturity Portfolio	58,175	57,176
MFS Mid Cap Value Portfolio	47,900	47,073
MFS Moderate Allocation Portfolio	31,662	31,106
MFS New Discovery Value Portfolio	46,480	45,676

Total	378,025	371,466

For the fiscal years ended December 31, 2020 and 2019, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by Deloitte:
To MFS Blended Research Small Cap Equity Portfolio	2,400	2,400	5,587	5,100	0	0
To MFS Conservative Allocation Portfolio	2,400	2,400	5,587	5,100	0	0
To MFS Global Real Estate Portfolio	2,400	2,400	5,928	5,436	0	0
To MFS Growth Allocation Portfolio	2,400	2,400	5,587	5,100	0	0
To MFS Inflation-Adjusted Bond Portfolio	2,400	2,400	4,721	4,249	0	0
To MFS Limited Maturity Portfolio	2,400	2,400	5,587	5,100	0	0
To MFS Mid Cap Value Portfolio	2,400	2,400	5,587	5,100	0	0
To MFS Moderate Allocation Portfolio	2,400	2,400	5,587	5,100	0	0
To MFS New Discovery Value Portfolio	2,400	2,400	5,587	5,100	0	0
Total fees billed by Deloitte To above Funds:	21,600	21,600	49,758	45,385	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Small Cap Equity Portfolio*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Conservative Allocation Portfolio*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Global Real Estate Portfolio*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Growth Allocation Portfolio*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Inflation-Adjusted Bond Portfolio*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Limited Maturity Portfolio*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Mid Cap Value Portfolio*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS Moderate Allocation Portfolio*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS New Discovery Value Portfolio*	0	0	0	0	5,390	3,790

	Aggregate fees for non-audit services:
	2020	2019
Fees billed by Deloitte:
To MFS Blended Research Small Cap Equity Portfolio, MFS and MFS Related Entities#	557,127	361,290
To MFS Conservative Allocation Portfolio, MFS and MFS Related Entities#	557,127	361,290
To MFS Global Real Estate Portfolio, MFS and MFS Related Entities#	557,468	361,626
To MFS Growth Allocation Portfolio, MFS and MFS Related Entities#	557,127	361,290
To MFS Inflation-Adjusted Bond Portfolio, MFS and MFS Related Entities#	556,261	360,439
To MFS Limited Maturity Portfolio, MFS and MFS Related Entities#	557,127	361,290
To MFS Mid Cap Value Portfolio, MFS and MFS Related Entities#	557,127	361,290
To MFS Moderate Allocation Portfolio, MFS and MFS Related Entities#	557,127	361,290
To MFS New Discovery Value Portfolio, MFS and MFS Related Entities#	557,127	361,290

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

Notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST III

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: February 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: February 16, 2021

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 16, 2021

*	Print name and title of each signing officer under his or her signature.